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Proxy Statement Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Vantiv, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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March 12, 2015

Vantiv, Inc.
8500 Governors Hill Drive
Symmes Township, Ohio 45249
www.vantiv.com

To the Stockholders of Vantiv, Inc.:

        You are cordially invited to attend the 2015 Annual Meeting of Stockholders of Vantiv, Inc. to be held on April 28, 2015, at 9:00 a.m. Eastern Time, at The Westin Cincinnati, 21 East Fifth Street, Cincinnati, OH 45202.

        The accompanying notice of the meeting and proxy statement describe the matters to be acted upon at the annual meeting.

        Your vote is important. Whether or not you plan to attend the meeting in person, we would like for your shares to be represented. Please vote as soon as possible via telephone, over the Internet or by proxy card or voter instruction form. Detailed information about the meeting and voting your shares is included in the accompanying proxy statement.

        Thank you for your support of Vantiv.

Sincerely,

Jeffrey Stiefler Chairman of the Board	Charles Drucker President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TUESDAY, APRIL 28, 2015
9:00 a.m.
The Westin Cincinnati
21 East Fifth Street, Cincinnati, Ohio 45202

        The 2015 Annual Meeting of Stockholders of Vantiv, Inc. will be held on Tuesday, April 28, 2015 at 9:00 a.m., Eastern Time, at The Westin Cincinnati, 21 East Fifth Street, Cincinnati, Ohio 45202, for the following purposes:

  1.
  To elect three Class A directors and one Class B director;

  2.
  To approve, on an advisory basis, the compensation of the Company's named executive officers;

  3.
  To approve the Vantiv, Inc. Employee Stock Purchase Plan;

  4.
  To approve the Vantiv, Inc. Annual Incentive Compensation Plan;

  5.
  To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015; and

  6.
  To conduct any other business properly brought before the meeting.

        The record date for the annual meeting is March 3, 2015. Only stockholders of record at the close of business on that date may vote at the annual meeting or any adjournment or postponement of the meeting.

        Your vote is important.    Whether or not you expect to attend the annual meeting in person, please submit your proxy or voting instructions over the telephone, the Internet or by mail as soon as possible to ensure that your shares are represented at the annual meeting and your vote is properly recorded. Even if you vote by one of these methods, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors,

Nelson F. Greene Chief Legal Officer & Secretary

Cincinnati, Ohio
March 12, 2015

Important Notice Regarding the Availability of Proxy Materials for the
Annual Stockholder Meeting to be Held on April 28, 2015:

The Company's Proxy Statement and Annual Report are available at:
http://www.astproxyportal.com/ast/17549/

Proxy Statement Table of Contents

VANTIV, INC.

PROXY STATEMENT FOR 2015 ANNUAL MEETING OF STOCKHOLDERS

        The Board of Directors of Vantiv, Inc. ("Vantiv" or the "Company") is providing these proxy materials to you for use in connection with the 2015 Annual Meeting of Stockholders to be held on April 28, 2015 at 9:00 a.m. Eastern Time, and at any postponement or adjournment of the meeting (the "Annual Meeting"). The Annual Meeting will be held at The Westin Cincinnati, 21 East Fifth Street, Cincinnati, Ohio 45202. Stockholders of record as of March 3, 2015 (the "Record Date") are invited to attend the Annual Meeting and are asked to vote on the proposals described in this proxy statement.

        We are providing access to our proxy materials (including this proxy statement, together with a notice of meeting and the Company's annual report) on the Internet pursuant to rules adopted by the Securities and Exchange Commission ("SEC"). Accordingly, beginning on or about March 12, 2015, we are sending a Notice of Internet Availability of Proxy Materials (the "Notice") to stockholders entitled to vote at the Annual Meeting. All stockholders will have the ability to access, beginning on March 12, 2015, the proxy materials on the website referred to in the Notice. The Notice includes instructions on how to access the electronic proxy materials, as well as instructions for requesting a printed copy at no charge. In addition, stockholders may permanently elect to receive future proxy materials in either electronic form by email or printed form by mail. If you make such an election, we will continue to send you the materials pursuant to your election, until you notify us otherwise.

        Our principal executive offices are located at 8500 Governors Hill Drive, Symmes Township, Ohio 45249, and our telephone number is (513) 900-5250. We maintain a website at www.vantiv.com. The information on our website is not a part of this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:
What is the purpose of the Annual Meeting?

A:
To vote on the following proposals:

•
to elect Greg Carmichael (the Class B nominee) and Charles Drucker, David Mussafer and Jeffrey Stiefler (the Class A nominees) as Class III directors;

•
an advisory vote to approve the compensation of our named executive officers;

•
to approve the Vantiv, Inc. Employee Stock Purchase Plan;

•
to approve the Vantiv, Inc. Annual Incentive Compensation Plan;

•
to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

•
to transact such other business that may properly come before the meeting or at any adjournment or postponement thereof.

Q:
How does the Board of Directors recommend I vote on these proposals?

A:
The Board recommends a vote:

•
FOR the election of Greg Carmichael, Charles Drucker, David Mussafer and Jeffrey Stiefler as Class III directors;

•
FOR the approval of the compensation of our named executive officers;

•
FOR the approval of the Vantiv, Inc. Employee Stock Purchase Plan;

•
FOR the approval of the Vantiv, Inc. Annual Incentive Compensation Plan; and

  •
  FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

Q:
Who is entitled to vote at the meeting?

A:
Stockholders Entitled to Vote.    Stockholders who our records show owned shares of our common stock as of the close of business on the Record Date may vote at the Annual Meeting. On the Record Date, we had 146,216,133 shares of Class A common stock outstanding and 43,042,826 shares of Class B common stock outstanding (together with Class A common stock, the "common stock"). All of the outstanding Class B common stock is held by one stockholder, Fifth Third Bank. Fifth Third Bank holds one share of our Class B common stock for each Class B unit of Vantiv Holding, LLC ("Vantiv Holding") that it holds. The shares of Class B common stock entitle Fifth Third Bank to up to 18.5% of the aggregate voting power of our outstanding common stock determined on a formulaic basis. The total value and voting power of the Class A common stock and Class B common stock that Fifth Third Bank holds (not including, for the avoidance of doubt, any ownership interest in units of Vantiv Holding) is limited to 18.5% at any time other than in connection with a stockholder vote with respect to a change of control, in which event Fifth Third Bank has the right to that full number of votes equal to the number of shares of Class A common stock and Class B common stock it owns. To the extent that Fifth Third Bank otherwise holds Class A common stock and Class B common stock entitled to less than 18.5% of the aggregate voting power of our outstanding common stock, then Fifth Third Bank is entitled only to such lesser voting power. As the holder of the Class B common stock, Fifth Third Bank is also entitled to elect a number of our directors equal to the percentage of the voting power of all of our outstanding common stock represented by the Class B common stock held by Fifth Third Bank but not exceeding 18.5% of our board of directors. Fifth Third Bank currently holds 18.5% of the voting power in Vantiv, Inc. As a result, two of our 12 directors are elected by Fifth Third Bank and the remaining 10 directors are elected by the holders of our Class A common stock. See "Directors and Corporate Governance" and "Related Person Transactions" for additional information.

Registered Stockholders.    If your shares are registered directly in your name with Vantiv's transfer agent, you are considered the holder of record with respect to those shares. As the holder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Street Name Stockholders.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered the holder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since you are not the holder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker's procedures for obtaining a legal proxy. Street name stockholders wishing to attend the Annual Meeting in person should also bring proof of ownership, such as a brokerage statement, showing their ownership of stock as of the Record Date.

Q:
How are votes counted?

A:
The Class A common stock and Class B common stock are voting together as a single class on all matters described in this proxy statement for which your proxy is being solicited, except the holders of Class A common stock are voting exclusively and as a separate class on the election of the Class A nominees for director (Charles Drucker, David Mussafer and Jeffrey Stiefler) and Fifth Third Bank is voting exclusively and as a separate class on the election of the Class B nominee for director (Greg Carmichael). Each share of Class A common stock entitles its holder to one vote per share. Because Fifth Third Bank's voting power is limited to 18.5% of the aggregate voting power of our outstanding common stock (other than in connection with a stockholder vote with respect to a change of control), each share of Class B common stock entitles Fifth Third Bank to 0.7710 votes per share as of the Record Date. There is no cumulative voting.

Q:
How many votes are needed to approve each proposal?

A:
Each Class A nominee for director is elected by a plurality of the voting power of the shares of Class A common stock, exclusively and as a separate class, present in person or represented by proxy and entitled to vote on the matter. The Class B nominee for director is elected by Fifth Third Bank as the holder of the Class B common stock. Abstentions, broker non-votes and shares of Class B common stock will have no effect on the outcome of the election of the Class A nominees, and the Class A common stock will have no effect on the outcome of the election of the Class B nominee.

  Approval of the compensation of our named executive officers, the Vantiv, Inc. Employee Stock Purchase Plan and the Vantiv, Inc. Annual Incentive Compensation Plan each requires the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on the matter. For purposes of these proposals, abstentions are treated as shares present and entitled to vote on the matter and, therefore, will have the same effect as a vote "Against" the proposal. Broker non-votes are not considered entitled to vote on these proposals and will have no effect on the outcome of the votes.

  The ratification of the appointment of the Company's independent registered public accounting firm requires the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on the proposal. Abstentions are treated as shares present and entitled to vote for purposes of this proposal and, therefore, will have the same effect as a vote "Against" the proposal.

Q:
What are broker non-votes?

A:
Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on our sole "routine" matter—the ratification of the appointment of the Company's independent registered public accounting firm. Your broker will not have discretion to vote on the other matters. Broker non-votes do not count for voting purposes, but are considered "present" at the meeting for purposes of determining whether a quorum exists.

Q:
Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:
Pursuant to the rules of the SEC, we have elected to provide access to our proxy materials over the Internet. Instructions on how to access the proxy materials over the Internet or to request a printed copy by mail may be found in the Notice. In addition, the Notice provides information on how stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Q:
How can I get electronic access to the proxy materials?

A:
The Notice provides you with instructions regarding how to:

•
view our proxy materials for the Annual Meeting on the Internet; and

•
request that we send our future proxy materials to you by mail or by email.

  By accessing the proxy materials on the Internet or choosing to receive your future proxy materials by email, you will save us the cost of printing and mailing documents to you and will reduce the impact of our annual stockholders' meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. If you choose to receive future proxy materials by mail, you will receive a paper copy of those materials, including a form of proxy. Your election to receive proxy materials by mail or email will remain in effect until you notify us that you are terminating your request.

Q:
Who is making this solicitation?

A:
The proxy for the Annual Meeting is being solicited on behalf of Vantiv's Board of Directors.

Q:
How can I vote my shares?

A:
Registered Stockholders:    Registered stockholders may vote in person at the Annual Meeting or by one of the following methods:

•
By Mail.  If you requested printed copies of the proxy materials to be mailed to you, you can complete, sign and date the proxy card and return it in the prepaid envelope provided;

•
By Telephone.  Call the toll-free telephone number in the Notice and follow the recorded instructions; or

•
By Internet.  Access the secure website registration page through the Internet, as identified in the Notice, and follow the instructions.

  Please note that the Internet and telephone voting facilities for registered stockholders will close at 11:59 p.m., Eastern Time, on April 27, 2015.

  Street Name Stockholders:    If you hold your shares through a broker, bank or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. Also, if you wish to vote in person at the Annual Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting.

        Street name stockholders may generally vote by one of the following methods:

  •
  By Mail.  If you requested printed copies of the proxy materials to be mailed to you, you may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope;

  •
  By Methods Listed on Voting Instruction Card.  Please refer to your voting instruction card or other information provided by your bank, broker, nominee or other holder of record to determine whether you may vote by telephone or electronically on the Internet, and follow the instructions on the voting instruction card or other information provided by the holder of record; or

  •
  In Person With a Proxy from the Record Holder.  A street name stockholder who wishes to vote at the Annual Meeting will need to obtain a legal proxy from his or her bank, brokerage firm or other nominee. Please consult the voting instruction card provided to you by your bank, broker or other nominee to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

Q:
Can I attend the meeting in person?

A:
You are invited to attend the Annual Meeting if you are a registered stockholder or a street name stockholder as of the Record Date. If you plan to attend the Annual Meeting, please complete and mail the ticket reservation request form at the back of this booklet or check the box on the voting page of the website identified in the Notice. In order to enter the Annual Meeting, you must present a form of photo identification acceptable to us, such as a valid driver's license or passport. Please note that since a street name stockholder is not the holder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker's procedures for obtaining a legal proxy.

Q:
If I submit a proxy, how will it be voted?

A:
When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in the proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under "Can I change my vote?"

Q:
Can I change my vote?

A:
You may change your vote at any time prior to the vote at the Annual Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) attend the Annual Meeting and vote your shares in person, (ii) advise our Corporate Secretary at our principal executive offices (8500 Governors Hill Drive, Symmes Township, Ohio 45249) in writing before the proxy holders vote your shares, (iii) deliver later dated and signed proxy instructions (which must be received prior to the Annual Meeting) or (iv) vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted). If you hold shares in "street name," you should refer to the instructions you received from your broker, bank or other nominee.

Q:
What happens if I decide to attend the Annual Meeting, but I have already voted or submitted a proxy covering my shares?

A:
You may attend the meeting and vote in person even if you have already voted or submitted a proxy. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy. If a bank, broker or other nominee is the record holder of your shares and you wish to attend the Annual Meeting and vote in person, you must obtain a legal proxy from the holder of record of the shares giving you the right to vote the shares.

Q:
What quorum is required for the Annual Meeting?

A:
The presence in person or by proxy of a majority of the voting power of the issued and outstanding common stock entitled to vote at the meeting is required for the Annual Meeting to proceed. If you have returned valid proxy instructions or attend the Annual Meeting in person, your shares of common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Q:
Who will tabulate the votes?

A:
Vantiv has designated a representative of American Stock Transfer & Trust Company, LLC as the Inspector of Election who will tabulate the votes.

Q:
Who pays for the proxy solicitation process?

A:
Vantiv will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we will reimburse these individuals for their reasonable out-of-pocket expenses.

Q:
May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors?

A:
You may present proposals for action at a future meeting or submit nominations for election of directors only if you comply with the requirements of the proxy rules established by the SEC and our bylaws, as applicable. In order for a stockholder proposal to be included in our proxy statement and form of proxy relating to the meeting for our 2016 Annual Meeting of Stockholders under rules set forth in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the proposal must be received by us no later than November 13, 2015. If a stockholder intends to submit a proposal that is not intended to be included in our proxy statement, or a nomination for director for our 2016 Annual Meeting of Stockholders, the stockholder must give us notice in accordance with the requirements set forth in our bylaws no later than January 29, 2016 and no earlier than December 30, 2015. If the date of the 2016 Annual Meeting is more than 30 days before or more than 60 days after April 28, 2016, notice by the stockholder must be received no later than the 10th day following the date on which public announcement of the date of the 2016 Annual Meeting is first made by Vantiv. Our bylaws require that certain information and acknowledgments with respect to the proposal or the nominee, as applicable, and the stockholder making the proposal or the nomination be set forth in the notice. Our bylaws have been publicly filed with the SEC and can also be found on our website at www.vantiv.com in the Corporate Governance section of our Investor Relations webpage.

Q:
What should I do if I get more than one proxy or voting instruction card?

A:
Stockholders may receive more than one set of voting materials, including multiple copies of the Notice, these proxy materials and multiple proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate Notices for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one Notice. You should vote in accordance with all of the Notices you receive relating to our Annual Meeting to ensure that all of your shares are counted.

Q:
How do I obtain a separate set of proxy materials or request a single set for my household?

A:
We have adopted a procedure approved by the SEC called "householding." Under this procedure, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the Notice and our annual report and proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Each stockholder who participates in householding will continue to be able to access or receive a separate proxy card.

  If you are a registered stockholder and wish to receive a separate Notice, proxy statement or annual report at this time, we will provide these materials upon request. Please request the additional copy by contacting our transfer agent, American Stock Transfer & Trust Company, LLC, by telephone at 1-888-776-9962 (U.S.) or 1-718-921-8562 (outside the U.S.), or by email at info@amstock.com. If you hold your shares beneficially and wish to receive a separate Notice, proxy statement or annual report, please contact your bank or broker. If any stockholders in your household wish to receive a separate annual report and a separate proxy statement in the future, they may contact Investor Relations, Vantiv, Inc., 8500 Governors Hill Drive, Symmes Township, Ohio 45249. They may also send an email to Investor Relations at ir@vantiv.com. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple annual reports and proxy statements by contacting Investor Relations.

Q:
What if I have questions about lost stock certificates or need to change my mailing address?

A:
You may contact our transfer agent, American Stock Transfer & Trust Company, at the numbers or email address above, if you have lost your stock certificate or need to change your mailing address.

DIRECTORS AND CORPORATE GOVERNANCE

Board Structure

        Our business and affairs are managed under the direction of our Board of Directors. Our amended and restated certificate of incorporation provides that our Board consist of between 11 and 15 directors so long as any shares of Class B common stock are outstanding. Our Board currently consists of 12 directors. Fifth Third Bank is entitled to elect a number of our directors equal to the percentage of the voting power of all of our outstanding common stock represented by the Class A and Class B common stock held by Fifth Third Bank but not exceeding 18.5% of the board of directors. As a result, two of our 12 directors are elected by Fifth Third Bank.

        Our Board of Directors is divided into three classes, with one class being elected at each annual meeting of stockholders. Each director serves a three-year term, with termination staggered according to class. Each of Class I, Class II and Class III currently consists of four directors. The holders of our Class A common stock elect each of our Class I directors, three of our Class II directors and three of our Class III directors. Fifth Third Bank elects one of each of the Class II and Class III directors.

Corporate Governance

        Our Board of Directors acts as the ultimate decision-making body of the Company and advises and oversees management, who is responsible for the day-to-day operations and management of the Company. In carrying out its responsibilities, the Board reviews and assesses the Company's long-term strategy and its strategic, competitive and financial performance. The Board has adopted corporate governance guidelines that serve as a flexible framework within which the Board and its committees operate. These guidelines cover a number of areas including the size and composition of the board, board membership criteria and director qualifications, director responsibilities, board agenda, roles of the chairman of the board, chief executive officer and presiding director, meetings of independent directors, committee responsibilities and assignments, board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of senior management and management succession planning. A copy of our corporate governance guidelines can be found on our website at www.vantiv.com in the Corporate Governance section of our Investor Relations webpage.

Director Independence

        The Board has affirmatively determined that Ms. Hook and Messrs. Adrean, Costello, Karnstedt, Lauer, Mussafer, Ryan and Stiefler are independent directors under the applicable rules of the New York Stock Exchange (the "NYSE") and that each of the members of our Audit, Compensation and Nominating and Corporate Governance Committees is independent under the applicable SEC and NYSE rules for purposes of serving on those committees. In accordance with the NYSE corporate governance rules, a majority of our directors are independent.

Information about the Directors and Nominees

        Set forth below is information regarding our directors and the nominees as of March 12, 2015. All of the candidates for election at this meeting are currently serving as our directors.

Name	Age	Position	Director Since
Nominees—Directors whose terms will expire at the 2015 Annual Meeting
Greg Carmichael	53	Director	2012
Charles Drucker	51	CEO, President and Director	2011
David Mussafer	51	Director	2012
Jeffrey Stiefler	68	Director	2012
Directors whose terms will expire at the 2016 Annual Meeting
Lee Adrean	63	Director	2012
Mark Heimbouch	50	Chief Operating & Financial Officer and Director	2014
Gary Lauer	62	Director	2012
Thomas Ryan	62	Director	2012
Directors whose terms will expire at the 2017 Annual Meeting
Kevin Costello	53	Director	2014
Lisa Hook	57	Director	2015
David Karnstedt	48	Director	2014
Daniel Poston	56	Director	2012

Business Experience and Qualifications of Directors

  Nominees

  Class III Directors (Current Terms Will Expire at the 2015 Annual Meeting)

        Greg Carmichael served as a director of Vantiv Holding, LLC from June 2009 until our initial public offering in March 2012. Mr. Carmichael has served as Fifth Third Bancorp's President since September 2012 and its Chief Operating Officer since June 2006. Previously, he served as Executive Vice President and Chief Operating Officer of Fifth Third, a position he held since June 2006. Prior to that position, Mr. Carmichael was Executive Vice President and Chief Information Officer of Fifth Third since June 2003. Mr. Carmichael received a B.A. from the University of Dayton and an M.S. from Central Michigan University. Mr. Carmichael has significant senior management expertise that he gained as an executive officer of a public company in the financial services industry. Mr. Carmichael's experience provides important perspectives on matters such as operations and information technology that are beneficial to the board of directors. Mr. Carmichael serves on our board of directors pursuant to the rights related to the Class B common stock held by Fifth Third Bank.

        Charles Drucker is our Chief Executive Officer, a position he has held since June 2009, and our President, a position he has held since June 2004. Mr. Drucker has been a director of Vantiv, Inc. since November 2011 and was a director of Vantiv Holding, LLC from June 2009 to March 2012. He was also Executive Vice President of Fifth Third Bancorp from June 2005 to June 2009. Mr. Drucker was selected to serve on the board of directors due to his service as our Chief Executive Officer and President, extensive senior management experience at a number of large corporations in the payments industry, deep industry experience and intimate knowledge of the operational, financial and strategic development of our company.

        David Mussafer served as a director of Vantiv Holding, LLC from June 2009 until our initial public offering in March 2012 and has served as a director of the Company since March 2012. Mr. Mussafer is a Managing Partner at Advent International Corporation, having joined the firm in 1990. He currently serves on the boards of directors of lululemon athletica inc., Five Below, Inc., Serta Simmons Holdings, LLC and Charlotte Russe Holding Inc. He previously served on the boards of directors of Dufry AG, Kirkland's Inc., Party City Holdings Inc., and numerous privately held businesses. Mr. Mussafer received a B.S.M. from Tulane University and a M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Mussafer has significant experience in the areas of private equity, consulting, business services and finance, and in serving as a director of public and private companies. Mr. Mussafer's service as a director at several public and private companies has provided him with insights of issues facing boards that are beneficial to the board of directors.

        Jeffrey Stiefler has served on our board of directors as Chairman since our initial public offering in March 2012. Mr. Stiefler served as a director and non-executive chairperson of the board of directors of Vantiv Holding, LLC from August 4, 2010 until our initial public offering. He currently serves on the boards of directors of LogicSource Inc., TouchCommerce Inc., and SquareTrade. He previously served on the boards of directors of LPL Financial Corporation and VeriFone Systems, Inc., and served as Lead Director of Taleo Corporation, Inc. prior to its acquisition by Oracle Corporation in April 2012. Mr. Stiefler served as a Venture Partner with Emergence Capital Partners from 2008 through the beginning of 2013. Mr. Stiefler was the Chairman, President and CEO of Digital Insight from August 2003 until the company's acquisition by Intuit in February 2007. Prior to Digital Insight, Mr. Stiefler worked with several private equity firms as an operating advisor and held a variety of positions at American Express, including President and Director of the company, and President and CEO of American Express Financial Advisors. Mr. Stiefler received a B.A. from Williams College and an M.B.A. from Harvard Business School. Mr. Stiefler has significant senior management expertise at public companies. As a former chief executive officer of a software company, Mr. Stiefler's operational and strategic experiences are relevant to issues faced by us on a regular basis. Mr. Stiefler's current and past board experience, including the role of chairman of the board of directors of a public company, also exposed him to best practices and approaches that are beneficial to the board of directors.

  Class I Directors (Current Terms Will Expire at the 2016 Annual Meeting)

        Lee Adrean served as Corporate Vice President and Chief Financial Officer of Equifax, Inc., from October 2006 through May 2014. Prior to joining Equifax, he served as chief financial officer of several other public companies in the transaction processing, internet services, and financial services industries, and served as a strategy consultant for eleven years with Bain & Company. Mr. Adrean serves on the board of directors of West Corporation. Mr. Adrean holds a B.S. from Bucknell University and an M.B.A. from Harvard Business School. Mr. Adrean's executive experience with public companies and background in finance and accounting provides insight that is beneficial to the board of directors.

        Mark Heimbouch has served as our Chief Financial Officer since December 2009 and has been our Senior Executive Vice President and Chief Operating & Financial Officer since February 10, 2015. Mr. Heimbouch was elected a director of Vantiv, Inc. in January 2014. Prior to joining Vantiv, Mr. Heimbouch was chief financial officer of Trow Global Holdings Inc., now known as exp Global Inc., an engineering services firm, since November 2008. Prior to that position, Mr. Heimbouch was Senior Executive Vice President and Chief Operating Officer of Jackson Hewitt Tax Service Inc., an income tax preparation company, from October 2007 to November 2008 where he was responsible for overseeing and managing information technology, customer support and operations for the company. Mr. Heimbouch served as the Executive Vice President, Chief Financial Officer and Treasurer at Jackson Hewitt from June 2005 to October 2007. Mr. Heimbouch was selected to serve on the board of directors due to his service as our Chief Financial Officer, his experience as the chief financial officer of other public companies, and his knowledge of the operational, financial and strategic development of our company.

        Gary Lauer is Chief Executive Officer of eHealth, Inc., a position he has held since December 1999, and Chairman of eHealth's Board of Directors, a position he has held since March 2002. He also served as President of eHealth from December 1999 to March 2012. Prior to joining eHealth, Mr. Lauer was the Chief Executive Officer of MetaCreations Corporation from 1998 to December 1999, and was Chairman from 1998 to March 2000. Prior to MetaCreations, Mr. Lauer spent more than nine years at Silicon Graphics, Inc., where he was a member of the senior executive team. Mr. Lauer started his career at International Business Machines Corp. in sales and marketing management. Mr. Lauer holds a B.S. degree in finance and marketing from the University of Southern California Business School. Mr. Lauer's responsibilities and operational and leadership experience as the Chief Executive Officer and Chairman of eHealth for more than ten years and as a former senior executive of several technology companies provides insight that is beneficial to the board of directors.

        Thomas Ryan was President and Chief Executive Officer of CVS Caremark from 1998 to March 2011 and Chairman of CVS Caremark Corporation from November 2007 to May 2011. He also served as Chairman of CVS Corporation from April 1999 until March 2007. Mr. Ryan joined CVS Corporation in 1975 as a pharmacist. Mr. Ryan is currently an operating partner with Advent International, the Lead Director of Yum! Brands, Inc., and a director of Five Below Inc., and was a director of Bank of America Corporation from 2004 to 2010. Mr. Ryan received a B.S. from the University of Rhode Island. Mr. Ryan's significant operational experience as a chairman and chief executive officer provides invaluable experience with and important perspectives on matters that are beneficial to the board of directors.

  Class II Directors (Current Terms Will Expire at the 2017 Annual Meeting)

        Kevin Costello was President of Ariba, Inc. from 2007 until its acquisition by SAP in 2012, and President of Ariba, an SAP Company, from 2012 until 2014. Mr. Costello had served as Ariba's Executive Vice President and Chief Commercial Officer from May 2002 until November 2007. Prior to joining Ariba, Mr. Costello served in various senior management positions during his 18 year career with Andersen Business Consulting. Mr. Costello is a director of Rackspace Inc. and was formerly a director of Cbeyond, Inc. Mr. Costello holds a bachelor of science degree from the University of Illinois and is a certified public accountant. Mr. Costello's executive experience with public companies and background in finance and accounting provides insight that is beneficial to the board of directors.

        Lisa A. Hook has served as Chief Executive Officer of NeuStar, Inc., an information services and data analytics provider, since October 2010, as a director since November 2010, and as President since January 2008. Prior to joining Neustar, Ms. Hook served as President and Chief Executive Officer of Sunrocket, Inc., a voice over IP service provider, from 2006 to 2007. From 2001 to 2004, she held several executive-level posts at America Online, Inc., a web services company. Ms. Hook also served in executive and special advisory roles at Time Warner, Inc., was legal adviser to the Chairman of the Federal Communications Commission, and was a senior attorney at Viacom International, Inc. Ms. Hook also serves on the boards of directors for Reed Elsevier PLC, Reed Elsevier NV and Reed Elsevier Group plc. Ms. Hook is a graduate of Duke University and holds a J.D. from the Dickinson School of Law of the University of Pennsylvania. Ms. Hook's responsibilities and leadership experience and service as a director at several public companies have provided her with insights of issues facing boards and management that are beneficial to the board of directors.

        David Karnstedt was Senior Vice President, Media and Advertising Solutions, at Adobe Systems, Inc. from 2012 to 2013. Prior to this position at Adobe, he was Chief Executive Officer and President of Efficient Frontier, Inc. from 2009 until 2012. Mr. Karnstedt also served as an executive in residence for Redpoint Ventures in 2008 and 2009, was Senior Vice President, North American Sales, at Yahoo!, Inc. in 2007 and 2008, and was Overture Services, Inc.'s Senior Vice President and General Manager, Direct

Business, from 2001 to 2007. Mr. Karnstedt received a bachelor's degree from the University of Illinois. Mr. Karnstedt's leadership experience as a former senior executive of several technology companies provides insight that is beneficial to the board of directors.

        Daniel Poston is Executive Vice President and Chief Strategy and Administrative Officer of Fifth Third Bancorp, a position he has held since November 2013. Mr. Poston was the Executive Vice President and Chief Financial Officer of Fifth Third from 2009 to October 2013 and Interim Chief Financial Officer from May 2008 to November 2008. Mr. Poston was the Controller of Fifth Third Bancorp from July 2007 to May 2008 and from November 2008 to September 2009. Formerly, Mr. Poston was the Auditor of Fifth Third Bancorp since October 2001 and was Senior Vice President of Fifth Third Bancorp and Fifth Third Bank since January 2002. Prior to joining Fifth Third, Mr. Poston was a partner in the financial services audit and accounting practice of Arthur Andersen LLP. He is a graduate of the University of Cincinnati with a degree in accounting and finance. Mr. Poston's significant operational and financial experience with public companies provides important perspectives on matters that are beneficial to the board of directors. Mr. Poston serves on our board of directors pursuant to the rights related to the Class B common stock held by Fifth Third Bank. As previously announced, Fifth Third Bancorp and Mr. Poston entered into a settlement with the Securities and Exchange Commission to resolve the Commission's previously reported investigation of Fifth Third Bancorp's historical accounting and reporting with respect to certain commercial loans that were sold or reclassified as held-for-sale by Fifth Third in the fourth quarter of 2008. Without admitting or denying any findings, Fifth Third Bancorp and Mr. Poston consented to the SEC's issuance of an administrative order announced on December 4, 2013 finding violations of certain provisions of the securities laws, including Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933 and Sections 13(a), 13(b)(2)(A), and 13(b)(2)(B) of the Securities Exchange Act of 1934. The administrative order includes a cease and desist order and a separate civil money penalty of $100,000, and also contains a provision that prevents Mr. Poston from appearing or practicing before the Commission as an accountant and allows him to apply for reinstatement one year from the date of the order.

        No family relationship exists among any of the directors, nominees or executive officers. Except with respect to the rights of the Class B stockholders to elect directors, no arrangement or understanding exists between any director, nominee, or executive officer and any other person pursuant to which any director, nominee or executive officer was selected as a director, nominee or executive officer of the Company.

Meetings of the Board

        The Board met seven times during 2014. In 2014, each director then in office attended at least 75% of the meetings of the Board and of the Committees of which he or she was a member. Additionally, while the Company has no formal policy regarding director attendance at its annual meeting of stockholders, Vantiv's directors are encouraged to attend the Company's annual meetings. All of the directors then in office attended the Company's 2014 Annual Meeting.

        The non-management members of the Board regularly hold executive sessions, and the independent directors of the Board hold executive sessions at least annually. The Chairman of the Board presides over the executive sessions of the non-management directors and the executive sessions of the independent directors.

Board Committees

        The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The Board has adopted a written charter for each committee that sets forth the committee's purpose, composition, authority and responsibilities. Each charter can be found on our website at www.vantiv.com in the Corporate Governance section of our Investor Relations webpage.

        The members of each committee and the number of meetings held in fiscal 2014 are shown below:

Name	Audit	Compensation	Nominating and Corporate Governance
Lee Adrean	C		M
Gary Lauer	M		C
David Mussafer		M
Thomas Ryan		C
Jeffrey Stiefler	M	M
Number of Meetings in Fiscal 2014	4	3	4

C
= Chair
M
= Member

Audit Committee

        The primary purpose of our Audit Committee is to assist the Board's oversight of:

  •
  the integrity of our financial statements;

  •
  our internal financial reporting and compliance with our disclosure controls and procedures;

  •
  the qualifications, engagement, compensation, independence and performance of our independent registered public accounting firm;

  •
  our independent registered public accounting firm's annual audit of our financial statements and any engagement to provide other services;

  •
  the performance of our internal audit function; and

  •
  our legal and regulatory compliance.

        Our Audit Committee is currently comprised of Messrs. Adrean, Lauer and Stiefler. Mr. Adrean serves as chair of the Audit Committee and also qualifies as an "audit committee financial expert" as such term has been defined by the SEC in Item 407(d)(5) of Regulation S-K. Our Board of Directors has affirmatively determined that Messrs. Adrean, Lauer and Stiefler meet the definition of an "independent director" for the purposes of serving on the Audit Committee under applicable SEC and NYSE rules. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE. Members of the Audit Committee are limited to serving on no more than two other public company audit committees, unless expressly approved by the Board after determining that simultaneous service would not impair the ability of such member to effectively serve on the Company's Audit Committee.

        A copy of the Audit Committee's charter is available on our website at www.vantiv.com in the Corporate Governance section of our Investor Relations webpage.

Compensation Committee

        The primary purpose of our Compensation Committee is to:

  •
  assist the Board in discharging its responsibilities regarding compensation of our executive officers;

  •
  review and approve corporate goals and objectives relevant to the compensation of our chief executive officer and evaluate our chief executive officer's performance in light of those goals and objectives;

  •
  approve and evaluate our compensation policies, plans and benefit programs as they effect the executive officers;

  •
  review, approve, and recommend to the Board our equity-based compensation policies and programs and exercise discretion in the administration of such policies and programs;

  •
  receive periodic reports of how our compensation policies, plans and benefit programs affect all employees;

  •
  review and discuss succession planning for our chief executive officer and other executive officers; and

  •
  produce, approve and recommend to the Board for approval reports on compensation matters required to be included in our annual proxy statement or annual report.

        Our Compensation Committee is currently comprised of Messrs. Ryan, Mussafer and Stiefler, with Mr. Ryan serving as the chair. Our Board of Directors has affirmatively determined that Messrs. Ryan, Mussafer and Stiefler meet the definition of an "independent director" for the purposes of serving on the Compensation Committee under applicable NYSE rules. All members of the Compensation Committee also qualify as "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code and "non-employee" directors within the meaning of Rule 16b-3 of the Exchange Act.

        A copy of the Compensation Committee's charter is available on our website at www.vantiv.com in the Corporate Governance section of our Investor Relations webpage.

Nominating and Corporate Governance Committee

        The primary purpose of our Nominating and Corporate Governance Committee (the "Governance Committee") is to:

  •
  recommend to the Board for approval the qualifications, qualities, skills and expertise required for board of director membership;

  •
  subject to the rights of Fifth Third Bank to elect directors, identify potential members of the Board consistent with the criteria approved by the Board and select and recommend to the Board the director nominees for election at the next annual meeting of stockholders or to otherwise fill vacancies;

  •
  evaluate and make recommendations regarding the structure, membership and operations of the committees of the Board;

  •
  oversee and make recommendations to the Board with regard to any changes to our corporate governance policies and principles;

  •
  oversee the application of our code of business conduct and ethics; and

  •
  oversee the annual review of the Board's performance.

        Our Governance Committee is currently comprised of Messrs. Lauer and Adrean, with Mr. Lauer serving as the chair. Our Board of Directors has affirmatively determined that Messrs. Lauer and Adrean meet the definition of an "independent director" for the purposes of serving on the Governance Committee under applicable NYSE rules.

        A copy of the Governance Committee's charter is available on our website at www.vantiv.com in the Corporate Governance section of our Investor Relations webpage.

Compensation Committee Interlocks and Insider Participation

        None of the members of our Compensation Committee is or has at any time during the past year been one of our officers or employees. None of our executive officers currently serves or in the past year has served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Code of Business Conduct and Ethics

        We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. These standards are designed to deter wrongdoing and to promote honest and ethical conduct. The code of business conduct and ethics is available on our website at www.vantiv.com in the Corporate Governance section of our Investor Relations webpage. Any waiver of the code for directors or executive officers may be made only by our Board of Directors or a Board committee to which the Board has delegated that authority and will be promptly disclosed to our stockholders as required by applicable U.S. federal securities laws and the corporate governance rules of the NYSE. Amendments to the code must be approved by our Board of Directors and will be promptly disclosed (other than technical, administrative or non-substantive changes). Any amendments to the code, or any waivers of its requirements, for which disclosure is required, will be disclosed on our website.

Director Nominations

        Subject to the rights of Fifth Third Bank as the holder of our Class B common stock to elect directors, the Board is responsible for selecting candidates to fill vacancies on the Board and for nominating individuals for election as directors by the stockholders, in each case, based on the recommendation of the Governance Committee. The Governance Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria it applies to recommendations from the Governance Committee, current directors or members of management, as described below. Stockholders may submit recommendations by providing the person's name and appropriate background and biographical information by writing to the Governance Committee at Vantiv, Inc., Attn: Nominating and Corporate Governance Committee, 8500 Governors Hill Drive, Symmes Township, Ohio 45249. Stockholders who want to nominate directors for election at Vantiv's next annual meeting of stockholders must follow the procedures described in the Company's Bylaws, which are available on our website at www.vantiv.com in the Corporate Governance section of our Investor Relations webpage.

        The Governance Committee is responsible for reviewing with the Board from time to time the appropriate experience, qualifications, attributes and skills required of Board members in the context of the Company's needs and the existing make-up of the Board and developing and recommending to the Board criteria for identifying and evaluating candidates for the Board. These criteria may include, among other things, an individual's business experience, qualifications, attributes and skills such as relevant industry knowledge; specific experience with technology, accounting, finance, leadership, operations, strategic planning, and international markets; independence; judgment; integrity; the ability to commit sufficient time and attention to the activities of the Board; and the absence of potential conflicts with the Company's interests.

        Although we do not have a formal policy regarding diversity, our Board views diversity as a priority and the Governance Committee, as part of its evaluation process and in addition to the other factors set forth above, considers whether candidates will assist in achieving a mix of Board members that represent a diversity of occupational and personal backgrounds and perspectives.

        Occasionally the Governance Committee may engage outside search firms to assist it in identifying and contacting qualified director candidates. During 2014, Spencer Stuart was engaged to identify additional candidates for service on the Board.

        The Class A directors nominated by the Board of Directors for election at the 2015 Annual Meeting were recommended by the Governance Committee.

Contacting the Board of Directors, the Chairman and Other Independent Directors

        Stockholders or interested parties wishing to communicate directly with Vantiv's Board of Directors, any individual director, the Chairman of the Board, or the non-management or independent directors as a group may do so by writing to them care of Vantiv's Chief Legal Officer and Secretary at 8500 Governors Hill Drive, Symmes Township, Ohio 45249. The Chief Legal Officer and Secretary will forward appropriate communications. Any concerns reported related to accounting, internal accounting controls or auditing matters will be promptly brought to the attention of the Chair of the Audit Committee as appropriate. For more information on how to contact Vantiv's Board, please visit the Corporate Governance section of our Investor Relations webpage at www.vantiv.com.

Board Leadership Structure and Role in Risk Oversight

        We believe that our Board and committee structure provides strong oversight of the Company. While our Governance Guidelines do not require that our Chairman and Chief Executive Officer positions be separate, our Board believes that having separate positions and having a separate, independent Chairman is the appropriate leadership structure for us at this time.

        Management is responsible for the day-to-day management of risk and our Board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. These committees then provide reports to the full Board. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment, and management of critical risks and management's risk mitigation strategies. These areas of focus include strategic, operational, financial and reporting, succession and compensation, compliance, and other risks. Our Board and its committees oversee risks associated with their respective areas of responsibility, as summarized below. Each committee meets in executive session with key management personnel and representatives of outside advisors as required or requested.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Strategic, financial and execution risks and exposures associated with our business strategy, policy matters, succession planning, significant litigation and regulatory exposures, and other current matters that may present material risk to our financial performance, operations, infrastructure, plans, prospects or reputation, acquisitions and divestitures, and our operational infrastructure, particularly security, reliability and business continuity.
Audit Committee
Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, credit and liquidity matters, and our programs and policies relating to legal compliance and strategy.
Governance Committee	Risks and exposures associated with director succession planning, corporate governance and overall Board and committee effectiveness and composition.
Compensation Committee	Risks and exposures associated with leadership assessment, retention and succession, executive compensation programs and arrangements and compensation risk.

Director Compensation

        Our director compensation program consists of the following components:

  •
  an annual cash retainer of $80,000;

  •
  an additional retainer of $20,000 for the Audit Committee chair, $15,000 for the Compensation Committee chair and $12,500 for the Nominating and Corporate Governance Committee chair; and

  •
  an annual equity grant of $120,000 of value-denominated, full-value restricted stock units, which are settled in shares of common stock following the termination of the director's service.

        In lieu of the annual cash retainer of $80,000 and the annual grant of $120,000 of restricted stock units, Mr. Stiefler, the Chairman of the Board, receives an annual cash retainer of $120,000 and an annual equity grant of $180,000 in restricted stock units. Directors are also entitled to receive an incremental fee of $1,000 for each meeting attended beyond ten Board of Director meetings per year or twenty committee meetings per year, and reimbursement of travel expenses, to the extent applicable. Each director has the option to elect to receive some or all of his or her cash retainer in equity grants of restricted stock units, which are settled in shares of common stock following termination of service as a director. Directors who are employees of ours do not receive director compensation.

        The cash retainer and any applicable fees for service as Chair of a committee are paid quarterly in arrears. The annual equity grant of restricted stock units is granted at each year's annual meeting of stockholders and vests on the earlier of the first anniversary of the grant date and the following year's annual meeting. A director who joins the board in between annual meetings receives a pro-rated annual equity grant based on the number of months that have elapsed since the prior year's annual meeting. Vested units are settled in shares of common stock on a one-for-one basis following termination of service as a director.

2014 Director Compensation Table

        The table below sets forth information regarding the compensation paid or awarded to our non-employee directors for 2014. As employee directors, Messrs. Drucker and Heimbouch did not earn compensation in connection with service on our Board. Mr. Drucker's compensation as President and Chief Executive Officer and Mr. Heimbouch's compensation as Chief Financial Officer are disclosed in the Summary Compensation Table of this proxy statement.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(2)(4)		All Other Compensation ($)	Total ($)
Jeffrey Stiefler	120,000	(1)	180,000		—	300,000
Lee Adrean	100,000		120,000		—	220,000
Greg Carmichael	80,000		120,000		—	200,000
Kevin Costello	37,826		100,000		—	137,826
David Karnstedt	33,261		90,000		—	123,261
Gary Lauer	92,500		120,000		—	212,500
John Maldonado	40,000		120,000	(3)	—	160,000
David Mussafer	80,000	(1)	120,000		—	200,000
Christopher Pike	40,000		120,000	(3)	—	160,000
Daniel Poston	80,000		120,000		—	200,000
Thomas Ryan	95,000	(1)	120,000		—	215,000

(1)
Represents the dollar amount of restricted stock units received in lieu of the cash retainer. These units are granted on the date the cash retainer would have been paid, are fully vested at grant, and settled in shares of Class A common stock on a one-for-one basis following termination of service as a director. The amounts shown represent both the fair market value and the full fair value at grant.

(2)
Represents the grant date fair value of the annual equity grant of restricted stock units made on April 29, 2014 computed in accordance with FASB ASC Topic 718. Vested units are settled in shares of Class A common stock on a one-for-one basis following termination of service as a director.

(3)
Mr. Maldonado and Mr. Pike resigned from the Board effective July 11, 2014 and August 1, 2014, respectively, and as a result each forfeited this award.

(4)
As of December 31, 2014, Mr. Stiefler held 6,046 unvested restricted stock units and 107,523 shares of unvested restricted stock and the other non-employee directors collectively held 35,879 unvested restricted stock units. Mr. Stiefler served as a director of Vantiv Holding prior to the Company's initial public offering. The Company has not granted shares of restricted stock as director compensation since its initial public offering.

Fiscal Year 2015 Director Compensation

        After consultation with its independent compensation consultant, Frederic W. Cook & Co., Inc. ("FWC" or "Cook"), the Compensation Committee recommended and the Board approved certain changes to the non-employee director compensation program which will be effective for fiscal year 2015. Specifically, the annual cash retainer for the Chair of the Compensation Committee and the Chair of the Nominating and Corporate Governance Committee was increased by $2,500, from $15,000 and $12,500 to $17,500 and $15,000, respectively, and the annual equity grant retainer for all non-employee directors has been increased to $135,000 from $120,000. There have been no other changes to our non-employee director compensation program for fiscal year 2015.

Director Stock Ownership Guidelines

        The Board of Directors has adopted stock ownership and retention guidelines for directors of the Company. The guidelines encourage each non-employee director to acquire and hold a number of shares of Vantiv common stock equal in value to at least five times the amount of his or her annual cash retainer, exclusive of committee chair retainer fees. Until the applicable ownership guideline is achieved, directors are required to retain 100% of all equity awarded under the Company's director compensation program.

        For these purposes, ownership includes shares owned outright by the non-employee director and shares underlying vested restricted stock units, including shares underlying vested RSU awards for which settlement has been deferred until termination of service as a director. Because directors must retain 100% of all equity awarded under the Company's director compensation program until they achieve the specified guideline, there is no minimum time period required to achieve the guidelines. Each director is in compliance with the guidelines.

EXECUTIVE OFFICERS

        The executive officers of the Company and their ages and titles are set forth below. Business experience for at least the past five years and other information is provided in accordance with SEC rules.

        Charles D. Drucker (51) is our Chief Executive Officer, a position he has held since June 2009, and our President, a position he has held since June 2004. Mr. Drucker has been a director of Vantiv, Inc. since November 2011 and was a director of Vantiv Holding, LLC from June 2009 to March 2012. He was Executive Vice President of Fifth Third Bancorp from June 2005 to June 2009.

        Mark L. Heimbouch (50) is our Senior Executive Vice President and Chief Operating & Financial Officer, a position he has held since February 10, 2015. Prior to this position, he was our Chief Financial Officer beginning in December 2009. Mr. Heimbouch has also served as a director of the Company since January 28, 2014. Prior to joining us, Mr. Heimbouch was Chief Financial Officer of Trow Global Holdings Inc., now known as exp Global Inc., an engineering services firm, since November 2008. Prior to that position, Mr. Heimbouch was Senior Executive Vice President and Chief Operating Officer of Jackson Hewitt Tax Service Inc., an income tax preparation company, from October 2007 to November 2008 where he was responsible for overseeing and managing information technology, customer support and operations for the company. Mr. Heimbouch served as the Executive Vice President, Chief Financial Officer and Treasurer at Jackson Hewitt from June 2005 to October 2007.

        Donald Boeding (49) is our President, Merchant Services, a position he has held since January 2010. Prior to this position, Mr. Boeding was our Senior Vice President from September 2004 to December 2009. The former Chief Operating Officer at Wells Fargo, Mr. Boeding joined Vantiv in 2004 and is responsible for the day-to-day Merchant Services operations of the merchant business, from relationship management to new product and technology development. With more than 20 years of experience in the merchant services industry, Mr. Boeding has served as Director of Merchant Services at Norwest Card Services and Merchant Services Manager at Commerce Bank of Kansas City.

        Royal Cole (53) is our President, Financial Institutions Services, a position he has held since March 2010. Prior to joining us, Mr. Cole was the Executive Vice President and General Manager, Global Payment Services, at The Western Union Company, a financial services company, from December 2005 to July 2009, where he oversaw day-to-day operations and was responsible for strategic development of the Global Payment Services Group.

        Lawrence Drury (49) is our Chief Marketing Officer, a position he has held since October 2014. Prior to joining us, Mr. Drury was Chief Marketing Officer at First Data Corporation, a technology and payments processing company, from January 2010 to September 2013. From August 2003 to December 2009, Mr. Drury held a number of global marketing positions at Visa, Inc. including Global Head of Commercial Marketing and Global Head Brand Management, and from April 1997 to August 2003 he held a number of positions at FutureBrand, a global brand consultancy, including Chief Executive Officer of the Americas.

        Nelson F. Greene (51) is our Chief Legal Officer and Secretary, a position he has held since July 2010, and was Interim Chief Human Resource Officer from August 2014 to January 2015. Prior to joining us, Mr. Greene was the Vice President, Deputy General Counsel and Assistant Secretary from April 2010 to July 2010, the Vice President, Interim General Counsel and Secretary from July 2009 to April 2010 and the Vice President, Deputy General Counsel and Assistant Secretary from 2007 to July 2009 of NCR Corporation, a global technology and services company, where he managed the company's corporate governance activities and the worldwide legal department. Mr. Greene joined NCR in 1992.

        Kimberly Martin (40) is our Chief Human Resource Officer, a position she has held since joining us on January 26, 2015. Prior to joining us, Ms. Martin was Vice President, Americas Human Resources and Corporate Functions, at Zimmer Holdings, Inc., an orthopaedic, dental and related surgical product manufacturer, beginning in 2010. From 2009-2010, she was Executive Human Resources Leader, Monitoring Solutions & Diagnostic Cardiology, at General Electric Healthcare, a subsidiary of General

Electric Company. Prior to this position, Ms. Martin held positions of increasing responsibility in Human Resources at the General Electric Company from 1999-2009.

        Daniela Mielke (49) is our Chief Strategy and Product Officer. Prior to joining Vantiv in September 2013, Ms. Mielke was the Vice President of Global Strategy at PayPal from May 2010 to September 2013. Ms. Mielke was employed as an independent corporate strategy and development consultant from October 2009 to May 2010. Prior to that position, she was the West Coast Practice Leader at a-connect (US) Inc., a project execution and talent firm, from September 2007 to October 2009. Prior to this position, Ms. Mielke was Senior Vice President, Strategy and Market Intelligence, at Visa International.

        Matt Taylor (39) has been our President, Integrated Payments, since Vantiv's acquisition of Mercury Payment Systems, LLC in June 2014. Prior to this position, he was Chief Executive Officer of Mercury from May 2009 to June 2014. Prior to becoming Chief Executive Officer, Mr. Taylor served in various positions at Mercury from October 2003 to May 2009, including Chief Operating Officer, Senior Vice President of Sales and Marketing and Vice President of Sales. Mr. Taylor is a member of the Colorado Innovation Network (COIN) board of directors.

 STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS AND EXECUTIVE OFFICERS

        The following table shows information regarding the beneficial ownership of our Class A common stock as of the Record Date by:

  •
  each person or group who is known by us to own beneficially more than 5% of our common stock;

  •
  each director and nominee for director and each of our named executive officers; and

  •
  all directors and executive officers as a group.

        Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our Class A common stock shown as beneficially owned by them. Applicable percentage of beneficial ownership is based on 146,216,133 shares of Class A common stock outstanding on the Record Date. Shares of Class A common stock subject to options or warrants currently exercisable or exercisable within 60 days of the date of this proxy statement are deemed to be outstanding and beneficially owned by the person holding the options or warrants for the purpose of computing the percentage of beneficial ownership of that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person. Unless otherwise indicated, the address for each holder listed below is c/o Vantiv, Inc., 8500 Governors Hill Drive, Symmes Township, Ohio 45249.

        Although Fifth Third Bank does not own any shares of our Class A common stock, the following table gives effect to the ability of Fifth Third Bank to exchange Class B units of Vantiv Holding into 18.5% of our Class A common stock, which is the maximum amount of Class A common stock that Fifth Third Bank is permitted to own and the maximum amount of the aggregate voting power that Fifth Third Bank is permitted to exercise (other than in connection with a stockholder vote in connection with a change of control). If Fifth Third Bank acquires any shares of our Class A common stock, the percentage of voting power of the Class B common stock it owns will be correspondingly reduced. In addition to the Class B units of Vantiv Holding that Fifth Third Bank holds, Fifth Third Bank holds a warrant (the "Warrant") to purchase 20,378,027 Class C non-voting units of Vantiv Holding at an exercise price of approximately $15.98 per unit, subject to customary anti-dilution adjustments. Fifth Third Bank has the right, pursuant to and subject to the terms of the Exchange Agreement (see "Exchange Agreement" in the "Related Person Transactions" portion of this proxy statement for further information), from time to time to exchange its Class B units or Class C non-voting units in Vantiv Holding for shares of our Class A common stock on a one-for-one basis, up to a maximum at any time of 18.5% of all our Class A common stock, or, at our option, for cash. Upon such exchange for Class A common stock, an equivalent number of shares of our Class B common stock will be cancelled.

	Class A Common Stock
Name of Beneficial Owner	Shares Beneficially Owned	Percent
5% Stockholders:
Fifth Third Bancorp(1)	33,186,018	18.5%
Lord, Abbett & Co. LLC(2)	8,358,747	5.72%
Prudential Financial, Inc.(3)	8,025,191	5.49%
T. Rowe Price Associates, Inc.(4)	18,150,795	12.41%
The Vanguard Group(5)	8,998,187	6.15%
Wellington Management Company, LLP(6)	7,623,797	5.21%
William Blair & Company(7)	8,477,385	5.80%
Named Executive Officers:
Charles D. Drucker(8)	1,160,967	*
Mark L. Heimbouch(8)	381,304	*
Carlos Lima(8)(9)	48,502	*
Daniela Mielke(8)	37,342	*
Royal Cole(8)	147,008	*
Directors and Director Nominees:
Jeffrey Stiefler(10)	144,559	*
Lee Adrean(11)	20,025	*
Greg Carmichael(12)(13)	16,414	*
Kevin Costello(14)	2,923	*
Lisa Hook(14)	944	*
David Karnstedt(14)	2,730	*
Gary Lauer(12)	16,414	*
David Mussafer(15)	24,688	*
Daniel Poston(13)(16)	13,854	*
Thomas Ryan(17)	86,242	*
Directors and Executive Officers as a group (20 persons)	2,654,712	1.82%

*
Less than 1%

(1)
Fifth Third Bank, a wholly owned indirect subsidiary of Fifth Third Bancorp, holds 43,042,826 Class B units of Vantiv Holding and 43,042,826 shares of our Class B common stock. Fifth Third Bank does not own any shares of our Class A common stock and is prohibited by the Exchange Agreement from owning more than 18.5% of our Class A common stock at any time. The Class B common stock provides Fifth Third Bank with up to 18.5% of the aggregate voting power of our common stock (other than in connection with a stockholder vote with respect to a change of control, in which event the Class B common stock will provide Fifth Third Bank with one vote for each share of Class B common stock it owns), but has no economic rights. Fifth Third Bank has the right to exchange its Class B units of Vantiv Holding for shares of our Class A common stock on a one-for-one basis or, at our option, for cash. Upon such exchange for Class A common stock, an equivalent number of shares of Class B common stock will be cancelled. The holdings described herein exclude the Warrant held by Fifth Third Bank. The address of Fifth Third Bancorp and Fifth Third Bank is 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

(2)
According to a Schedule 13G filed by Lord, Abbet & Co. LLC ("Lord, Abbet") with the SEC on February 13, 2015, reporting beneficial ownership as of December 31, 2014, Lord, Abbet has sole voting power over 7,874,813 shares and sole dispositive power over 8,354,149 shares. Securities reported on the Schedule 13G as being beneficially owned by Lord, Abbett are held on behalf on investment advisory clients, which may include investment companies registered under the Investment Company Act, employee benefit plans, pension funds or other institutional clients. The address of Lord, Abbet is 90 Hudson Street, Jersey City, New Jersey 07302.

(3)
Based upon the report on Schedule 13G filed with the SEC on January 27, 2015. The address of Prudential Financial, Inc. ("Prudential") is 751 Broad Street, Newark, New Jersey 07102-3777. The Schedule 13G reported sole voting power over 134,147 shares, shared voting power over 7,490,176 shares, sole dispositive power over 134,147 shares and shared dispositive power over 7,891,044 shares. Jennison Associates LLC ("Jennison") filed a separate Schedule 13G with the SEC on February 10, 2015 reporting beneficial ownership of 8,019,241 shares. However, these shares have not been listed separately because they are included in the shares reported by Prudential, which indirectly owns 100% of the equity interest in Jennison. Jennison furnishes investment advice to several investment companies, insurance separate accounts and institutional clients ("Managed Portfolios"). As a result of its role as investment adviser of the Managed Portfolios, Jennison may be deemed to be the beneficial owner of the shares held by such Managed Portfolios.

(4)
According to a Schedule 13G filed by T. Rowe Price Associates, Inc. ("T. Rowe Price") on February 11, 2015, reporting beneficial ownership of the Company's stock as of December 31 2014, T. Rowe Price has sole voting power with respect to 5,625,883 shares and sole power to dispose of or direct the disposition of 18,150,795 shares. These securities are owned by various individual and institutional investors for which T. Rowe Price serves as an investment adviser with power to direct investments and/or sole power to vote the securities. The Address of T. Rowe Price is 100 E. Pratt Street, Baltimore, Maryland 21202.

(5)
According to a Schedule 13G filed by The Vanguard Group ("Vanguard") on February 11, 2015, reporting beneficial ownership of the Company's stock as of December 31, 2014, Vanguard, in its capacity as an investment adviser, may be deemed to beneficially own 8,998,187 shares of the Company which are held of record by clients of Vanguard. Vanguard has sole voting power of 133,963 shares, shared power to dispose of or direct the disposition of 125,663 shares and sole power to dispose of or direct the disposition of 8,872,524 shares. The address of Vanguard is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(6)
According to a Schedule 13G filed by Wellington Management Company, LLP ("Wellington Management") on February 12, 2015, reporting beneficial ownership of the Company's stock as of December 31, 2014, Wellington Management, in its capacity as investment adviser, may be deemed to beneficially own 7,623,797 shares of the Company which are held of record by clients of Wellington Management. Wellington Management holds shared voting power of 6,089,461 shares and shared power to dispose of or direct the disposition of 7,623,797 shares. The address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.

(7)
According to a Schedule 13G filed by William Blair & Company ("William Blair") on February 4, 2015, reporting beneficial ownership of the Company's stock as of December 31, 2014. The address of William Blair is 222 W. Adams, Chicago, Illinois 60606.

(8)
Includes the following number of options that are currently exercisable or will become exercisable within 60 days of the Record Date: Mr. Drucker—129,373; Mr. Heimbouch—43,112; Mr. Lima—39,194; Ms. Mielke—7,717; and Mr. Cole—29,677. Also includes the following number of unvested restricted shares which have either time or performance based restrictions and which the Named Executive Officer has sole voting power: Mr. Drucker—496,715; Mr. Heimbouch—173,779; Mr. Cole—66,452; and Ms. Mielke—17,250. Mr. Lima was not granted restricted stock.

(9)
Mr. Lima is our former Chief Operating Officer.

(10)
Includes 37,036 restricted stock units, of which 30,990 are vested and 6,046 will vest on April 28, 2015, and which will be settled in shares of Class A common stock on a one-for-one basis following the termination of service as a director.

(11)
Represents restricted stock units, of which 15,995 are vested and 4,030 will vest on April 28, 2015 and which will be settled in shares of Class A common stock on a one-for-one basis following the termination of service as a director.

(12)
Represents restricted stock units, of which 12,384 are vested and 4,030 will vest on April 28, 2015 and which will be settled in shares of Class A common stock on a one-for-one basis following the termination of service as a director.

(13)
Mr. Carmichael and Mr. Poston are executive officers of Fifth Third Bank and serve on the Vantiv, Inc. board of directors pursuant to the rights related to the Class B common stock held by Fifth Third Bank. Neither of them has the power to dispose or vote any of the Vantiv securities held by Fifth Third Bank. The address of each of Messrs. Carmichael and Poston is c/o Fifth Third Bancorp, 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

(14)
Represents restricted stock units which will vest on April 28, 2015 and be settled in shares of Class A common stock on a one-for-one basis following the termination of service as a director.

(15)
Represents restricted stock units, of which 20,658 are vested and 4,030 will vest on April 28, 2015 and which will be settled in shares of Class A common stock on a one-for-one basis following the termination of service as a director. Mr. Mussafer's address is c/o Advent International Corporation, 75 State Street, Boston, Massachusetts 02109.

(16)
Represents restricted stock units, of which 9,824 are vested and 4,030 will vest on April 28, 2015 and which will be settled in shares of Class A common stock on a one-for-one basis following the termination of service as a director.

(17)
Includes 26,242 restricted stock units, of which 22,212 are vested and 4,030 will vest on April 28, 2015 and which will be settled in shares of Class A common stock on a one-for-one basis following the termination of service as a director.

COMPENSATION DISCUSSION AND ANALYSIS

        This section explains the objectives and design of our executive compensation program, the compensation decisions we made under this program with respect to 2014 compensation and the factors we considered in making those decisions. This section focuses on the compensation of our "named executive officers" for 2014, who were:

  •
  Charles Drucker, our President and Chief Executive Officer

  •
  Mark Heimbouch, our Senior Executive Vice President and Chief Operating & Financial Officer

  •
  Carlos Lima, our former Chief Operating Officer

  •
  Daniela Mielke, our Chief Strategy and Product Officer

  •
  Royal Cole, our President, Financial Institution Services

Executive Summary

        In 2014, the Company delivered another year of solid financial results and continued growth.

Highlights of 2014 Financial Performance and Strategic Accomplishments

  •
  increased net revenue by 20% to $1.4 billion

  •
  increased pro forma adjusted net income by 16% to $372.4 million*

  •
  continued to invest in the business, execute strategic acquisitions, including Mercury Payment Systems, LLC and return excess cash to stockholders through share repurchases

  •
  continued to gain market share, win new business, and invest in strategic initiatives for future growth

  •
  maintained our focus on driving growth by leveraging our core strengths and leading capabilities within our traditional businesses, while expanding into high-growth channels and verticals

Highlights of 2014 Compensation Decisions

  •
  Base Salary and Annual Incentive Target.  For 2014, base salaries and target incentive opportunities under our VC Plan were held constant for our CEO and each of the other named executive officers, except for a market competitiveness adjustment to the base salary of Mr. Lima representing an increase of 6.3% over his 2013 base salary.

  •
  Annual Incentive Payouts.  For 2014, each of our named executive officers was provided with an opportunity to earn a cash incentive award under our annual cash incentive plan, which we refer to as the variable compensation plan, or VC Plan. Payouts are based upon the Company's achievement of pre-established financial and strategic targets and individual accomplishments. For 2014, we exceeded challenging revenue and earnings targets with the positive impact of the Mercury acquisition. After taking into consideration that the Company's net revenue and pro forma adjusted net income thresholds, targets and maximums were established without consideration of the impact of the Mercury acquisition, the Mercury acquisition was a significant driver of the Company's overachievement of such metrics, the performance of the Company excluding Mercury, and the

*
Pro forma adjusted net income is a non-GAAP financial measure. For further discussion of this measure and a reconciliation to GAAP net income, please refer to pages 38 to 40 of our Annual Report on Form 10-K for the year ended December 31, 2014. Pro forma adjusted net income, which we previously referred to as cash net income, is one of the performance measures used in our annual incentive plan, as discussed below.

    performance of each of the named executive officers against individual goals and objectives, the Committee determined that the VC payouts to the named executive officers relative to their respective target opportunities would be slightly above our corporate achievement level of 135% for our CEO and below such corporate achievement level for our other named executive officers. The named executive officer payouts are specifically described in the "Annual Incentive Compensation" section below.

  •
  Long-Term Incentive Compensation.  For 2014, each of our named executive officers received a long-term equity incentive award. The value of the award to our CEO was composed of 50% performance share units, or PSUs, and 50% stock options. The value of the award to our other named executive officers was composed of 40% PSUs, 40% stock options, and 20% restricted stock units, or RSUs. The stock options and RSUs vest in 25% increments on each of the first four anniversaries from the date of grant. Vesting of the PSUs depends on the Company's performance against pre-determined financial goals over a three-year performance period ending December 31, 2016.

Executive Compensation Practices

  •
  align pay with performance while mitigating undue risk

  •
  maintain robust stock ownership and retention guidelines for all of our executive officers

  •
  prohibit hedging or pledging Company securities, or engaging in short sales of Company securities

  •
  double trigger change in control provisions for all equity awards granted subsequent to our initial public offering as described under "Potential Payments upon Termination or Change in Control"

  •
  no payment of dividends or dividend equivalents on unvested shares

  •
  no tax gross-ups for executive officers, except in connection with relocation consistent with our standard relocation program applicable to all employees

  •
  no stock option repricing without stockholder approval

  •
  no pension benefits or supplemental retirement plans

  •
  no employment contracts with executives and a standardized executive severance policy with modest post-employment and double trigger change in control provisions

  •
  our compensation committee utilizes an independent compensation consultant who does not provide any additional services to the Company

  •
  annual advisory votes on the compensation of our named executive officers

  •
  mandatory minimum vesting of at least one year for equity incentive awards

  •
  clawback provisions in equity incentive award agreements that permit the Company to recover relevant compensation paid or awarded in certain circumstances

Compensation Philosophy and Objectives

        Our executive compensation program is designed to provide a competitive compensation package that rewards individual and Company performance, reflects job complexity and responsibility, and ensures long-term motivation and retention. We seek to accomplish these goals in a way that is aligned with the long-term interests of our stockholders. To achieve these objectives, our executive compensation program follows these principles:

  •
  offer a total compensation opportunity that is competitive in our industry and sufficient to attract, retain, and motivate executives who can drive our performance and lead us to achieve our short-term and long-term financial and strategic objectives

  •
  pay for performance by linking a majority of pay to Company performance and changes in stockholder value, while mitigating undue risk

  •
  align the interests of our executives and stockholders by using long-term equity-based incentives and maintaining stock ownership and retention guidelines that encourage a culture of ownership and reward executive officers for sustained and superior Company performance and stockholder return

Tally Sheets

        The Compensation Committee reviewed tally sheets for the named executive officers in 2014 and expects to do so annually in the future. Tally sheets present the dollar amount of each element of the named executive officer's compensation package, as well as estimates of the amounts payable to each executive upon the occurrence of potential future events, such as a change of control, retirement, death, disability, involuntary termination for cause, and voluntary or involuntary termination without cause.

        Tally sheets provide the Compensation Committee a comprehensive analysis of both the individual elements of compensation (including the compensation mix) as well as the aggregate total amount of actual and projected compensation as a means to assess whether the executive's compensation is reasonable. Although tally sheets are not used to benchmark total compensation with our peer group, the Compensation Committee considers total compensation paid to executives in our peer group in considering the reasonableness of our executives' compensation.

Principal Components of 2014 Compensation

Element	Form	Objectives and Basis
Base Salary	Cash

•

Represents the fixed portion of the total compensation package

•

Designed to attract and retain superior talent

•

Considerations are Company and individual performance, position responsibilities, experience, internal comparable compensation levels, retention, and external competitiveness

•

Primary point of comparison is a range around the median of market competitive levels for similar positions

Annual Incentive	Cash

•

Designed to attract and retain superior talent and motivate and reward achievement of pre-determined Company financial and strategic objectives measured over an annual performance period

•

Target incentive opportunity is set as a percentage of base salary and is reviewed annually

•

No payouts if threshold performance goals not achieved

•

Considerations are Company and individual performance, position responsibilities, experience, internal comparable compensation levels, retention, and external competitiveness

•

Primary point of comparison is a range around the median of market competitive levels for similar positions

Long-Term Incentive	Equity

•

Consists of a mix of PSUs, stock options, and RSUs, which we believe provides an appropriate balance between inducement, motivation, retention, and the creation of stockholder value

•

Designed to align the long-term results achieved for our stockholders with the financial rewards provided to our executives

•

Considerations are Company and individual performance, position responsibilities, experience, internal comparable compensation levels, retention, and external competitiveness

•

Primary point of comparison is a range around the median of market competitive levels for similar positions and is reviewed annually

•

Stock options and RSUs vest annually over four years

•

Vesting of PSUs is based on cumulative growth in specified financial metrics over a three year performance period

        As reflected above, the primary elements of our executive compensation program consist of base salary, annual incentive compensation and long-term incentive compensation, which we refer to collectively as total direct compensation. In general, the Committee uses the median of the peer group data as the primary point of reference when assessing the competitiveness of our named executive officers' total direct compensation and establishing base salaries, annual incentive targets and long-term incentive targets. For a variety of factors, including but not limited to tenure, responsibility, and individual performance, the target compensation of our executive officers may be set within a range above and below the median of the peer group. Based on an analysis conducted by the Committee's independent advisor, the target total direct compensation of our named executive officers in 2014 generally fell between the

25th percentile and median of the peer group data and around the median of the survey data. While the Committee examines executive compensation data from the peer group companies and the survey, it does not consider the peer group analysis or survey information as a substitute for its collective business judgment. For additional information about our peer group and use of survey information or market data, see "Setting Executive Compensation."

        There is no pre-established policy or target for the allocation between cash and non-cash compensation or short-term and long-term compensation. However, these primary elements have been weighted to ensure that a substantial amount of named executive officers' pay is variable and contingent upon meeting or exceeding pre-determined performance goals.

Compensation Mix in 2014

        Superior performance by our executive officers and management team is essential to achieving our growth objectives for the business and increasing stockholder value. As such, a significant portion of our executives' compensation is variable and dependent upon the Company's financial performance, as well as increases in the Company's stock price. The bullets below highlight the total direct compensation mix for 2014 for our CEO and, on average, for our other named executive officers. Total direct compensation mix represents annualized base salary plus the actual annual incentive award paid and the actual long-term incentive awarded in 2014.

  •
  Fixed vs. Variable.  Base salary is the only fixed compensation component. Base salary represented approximately 15% of the total direct compensation we provided to our CEO and, on average, 23.5%, for our other named executive officers. This means that the largest portion of executive pay—annual incentive compensation and long-term incentives—is variable and dependent upon our performance.

  •
  Short-Term vs. Long-Term.  Base salary and annual incentive compensation represented approximately 42% of the total direct compensation we provided to our CEO and, on average, 43% for our other named executive officers. This means that the largest portion of executive pay is dependent on the achievement of the Company's long-term corporate financial goals and stock price appreciation through the long-term incentive plan.

  •
  Long Term Incentive Mix.  Our CEO received 50% of the value of his total long-term incentive grant in performance shares and 50% in stock options. The long-term incentive grants to the other named executive officers consisted of a mix of performance shares (40% of total value), stock options (40% of total value), and RSUs (20% of total value).

  •
  Variable, Performance-Based Pay.  For our CEO, 85% of his total direct compensation for 2014 was variable, with performance-based equity (performance shares and stock options) comprising 100% of his long term incentive compensation and performance-based annual incentive compensation comprising 63% of his total cash compensation. For our other named executive officers, on average, 61% of their total direct compensation for 2014 was variable, with performance-based equity (performance shares and stock options) comprising 80% of their long term incentive compensation and performance-based annual incentive compensation comprising 46% of their total cash compensation.

        The variance between our CEO's compensation (and compensation mix) and the compensation and compensation mix of our other named executive officers reflects the differences in responsibilities and overall accountability to stockholders. Our CEO's variable, performance-based compensation is higher than the other named executive officers because the CEO bears a higher level of responsibility for the Company's performance, as he is directly responsible for developing the strategy of the Company and selecting, retaining, and managing the executive team.

2014 Compensation Determinations—What We Paid and Why

Base Salary

        We determine base salaries based on the executive's role, experience, and individual performance, as well as by reference to the base salaries of our other executive officers and market data. Merit increases are based on individual performance as well as the Company's performance and outlook for the upcoming year. Annual increases are not automatic or guaranteed; any adjustments take into account the factors mentioned above as well as the other components that together with base salary make up the executive's target total direct compensation.

        For 2014, base salary increases for our named executive officers were as follows:

Name	2013 Base Salary (effective April 2013)	2014 Base Salary (effective April 2014)	% Change
Charles Drucker	$800,000	$800,000	0%
Mark Heimbouch	$466,200	$466,200	0%
Carlos Lima	$400,000	$425,000	6.3%
Daniela Mielke	$350,000	$350,000	0%
Royal Cole	$386,580	$386,580	0%

        The salary increase for Mr. Lima reflected a competitive adjustment made based on market competitiveness.

Annual Incentive Compensation

        Our variable compensation plan, or VC Plan, is an annual cash incentive plan designed to align our executives' efforts with our annual financial and strategic objectives and to reward them based on our performance relative to those objectives. Annual incentive compensation is variable, performance-based compensation and the pre-established annual financial and strategic objectives are tied to our annual business plan. For 2014, Company performance was measured based on achievement of two financial goals, net revenue and pro forma adjusted net income, and one strategic goal, strategic initiatives, weighted 30%, 60% and 10%, respectively. These measures and weightings were selected because the Committee determined that they represented key business drivers of stockholder value for 2014. The targets were based on our 2014 business plan, which was reviewed and approved by the Board. The mix of measures is intended to factor in top line metrics and place a greater emphasis on bottom line metrics and to recognize the importance of the Company's strategic initiatives to its growth and the creation of stockholder value. For 2014, the strategic initiatives were based on progress on our strategic roadmap and expansion in strategic sales and distribution partners, including merchant banks and independent software vendors (ISVs).

        The financial and strategic thresholds, targets and maximums established by the Committee for 2014, the Company's 2014 achievement against those measures, and the resulting weighted achievement percentage for those measures (which for each measure can range from 0% if the threshold goal is not achieved, to 160% if the maximum goal is achieved) are as follows:

Measure	Weighting	Threshold	Target	Maximum	2014 Results	Weighted Achievement %
Net Revenue	30%	$1.220B	$1.285B	$1.349B	$1.403B	48%
Pro Forma Adjusted Net Income	60%	$339M	$365M	$390M	$372M	71%
Strategic Initiatives	10%	"Below"	"Meet"	"Exceed"	"Exceed"	16%
Total	100%	50%	100%	160%		135%

        The Company's net revenue and pro forma adjusted net income thresholds, targets and maximums were established without consideration of the impact of the Mercury acquisition, and the Committee determined that the acquisition was a significant driver of the Company's overachievement of these metrics. In consideration of these factors and the performance of the Company excluding the Mercury business, the Committee determined that for calculating named executive officer payouts under the VC Plan, the total achievement level for 2014 with respect to the financial and strategic objectives described above was less than 135%. As described in more detail below, the Committee then focused on the specific accomplishments of each executive to determine his or her actual 2014 VC Plan payout.

        Actual payouts to the named executive officers were determined by the Compensation Committee based on the overall corporate achievement as described above, and a qualitative assessment of individual accomplishments relative to the following 2014 individual goals established by the Committee for all named executive officers which can modify individual payouts up or down:

  •
  delivering stockholder value by achieving net revenue and pro forma adjusted net income targets

  •
  executing on the Company's strategic initiatives

  •
  enhancing organizational capabilities and developing talent

  •
  executing on the Company's tactical objectives

        The table below shows the target-level opportunities and actual payouts under the 2014 VC Plan for the named executive officers:

Name	2014 Target (as a % of Base Salary)	2014 Target ($)	2014 Actual Payout ($)	2014 Payout (as a % of Target)
Charles Drucker	125%	$1,000,000	$1,375,000	137.5%
Mark Heimbouch	75%	$349,650	$435,000	124%
Carlos Lima	75%	$318,750	$318,750	100%
Daniela Mielke	75%	$262,500	$290,000	110%
Royal Cole	75%	$289,935	$320,000	110%

        Individual adjustments above or below the corporate achievement level for the named executive officers reflect individual accomplishments and business unit performance relative to the Committee established goals highlighted above. The Committee determined that the overall strong leadership demonstrated by Mr. Drucker, particularly as it related to putting together and closing the Mercury acquisition and achieving key Mercury acquisition integration objectives, warranted a payout above the Company's 2014 corporate achievement level. Mr. Heimbouch was also integral in the successful closing and integration of the strategic Mercury acquisition including the corresponding refinancing, which contributed to the Committee's determination of his VC Plan payout. The payouts to the remaining named executive officers reflect the Committee's assessment of their respective 2014 contributions to overall corporate achievement.

Long-Term Incentive Compensation

        We believe that a significant portion of each named executive officer's compensation should depend on the amount of long term value we create for our stockholders. Our long-term incentive, or LTI, compensation is equity-based and designed to support multiple objectives, including (i) aligning management's interests with those of our stockholders, (ii) tying compensation to the attainment of multi-year financial goals, thereby mitigating incentives for management to pursue short term objectives at the expense of long term priorities, (iii) ensuring that realized compensation is linked to and reflects changes in stockholder value, and (iv) attracting, motivating, rewarding, and retaining highly skilled executives.

        During 2014, we awarded our named executive officers performance share units, stock options, and restricted stock units in the following amounts:

Name	Total Award Value ($)	PSUs ($)	Options ($)	RSUs ($)
Charles Drucker	3,000,000	1,500,000	1,500,000	—
Mark Heimbouch	1,100,000	440,000	440,000	220,000
Carlos Lima	1,000,000	400,000	400,000	200,000
Daniela Mielke	700,000	280,000	280,000	140,000
Royal Cole	750,000	300,000	300,000	150,000

        The Committee determined the 2014 LTI award values based on competitive market data, individual performance in 2013, and the value of the other components that make up an executive's target total direct compensation. In addition to the awards reflected in the table above, in early 2014 Ms. Mielke was granted RSUs representing the final portion of her new-hire grant.

        The Compensation Committee selected this mix of equity-based compensation so that our CEO would receive 100% of his LTI award in performance-based equity vehicles (PSUs and stock options) and our other named executive officers would receive a greater portion of LTI compensation in performance-based equity vehicles (PSUs and stock options), as compared to time-based equity vehicles, RSUs, which aid in the retention of the executives but are also aligned with changes in stockholder value. In making its determinations for 2014, the Committee sought to achieve a balance between rewarding, motivating, and retaining our executives, and weighted the mix of equity-based compensation so that a greater portion of LTI compensation is performance-based and not guaranteed. The portion delivered in time-based RSUs is intended to serve as an ongoing retention tool and a continuing link to stockholder value, given that the value of the RSUs increases only to the extent that our stock price increases.

        Vesting Provisions and Performance Conditions.    The stock options and restricted stock units vest in 25% annual increments beginning on the first anniversary of the date of grant. The PSUs vest on the third anniversary of the date of grant if, and only to the extent that, certain performance targets are met at the end of the three-year performance period. Based on attainment of at least a threshold level of performance, the actual number of PSUs earned will be 50% for performance at the threshold level, 100% for performance at the target level, and 200% for performance at or above the maximum level established. If the threshold performance is not achieved, all of the PSUs will be forfeited. The performance metrics for the PSUs granted in 2014 factor in a top line revenue metric while placing a greater emphasis on a bottom line earnings metric and consist of: 1) the Company's cumulative compound annual growth rate in net revenue over the three-year period beginning January 1, 2014 and ending December 31, 2016, which will determine the vesting of 30% of the PSUs; and 2) the Company's cumulative compound annual growth rate in pro forma adjusted net income per share over the same three-year period, which will determine the vesting of 70% of the PSUs. The Committee selected net revenue and pro forma adjusted net income per share as the performance metrics for the 2014 PSUs because it believes these metrics are critical drivers of sustained value creation over the longer term. Earned PSUs will be settled on a one-for-one basis in shares of the Company's Class A common stock.

Severance and Change in Control Arrangements

        In connection with our initial public offering, we adopted an executive severance plan. We believe the severance plan is reasonably necessary to hire and retain the executive talent in our market. The terms and estimated amount of benefits provided under this severance plan are described below under "Employment Agreements and Severance Benefits—Severance Plan" and "Potential Payments upon Termination or Change in Control." In addition, grants of equity under our 2012 Equity Incentive Plan contain provisions for accelerated vesting of equity in connection with a change in control, as further described under

"Employment Agreements and Severance Benefits" and "Potential Payments upon Termination or Change in Control." We believe these provisions are reasonable because the possibility of a change in control could cause uncertainty among executive officers and concern over potential loss of equity awards (which has been a significant component of their compensation) and therefore could result in their departure or distraction to the detriment of our company and our stockholders.

Retirement and Other Benefits

        Our executive officers are eligible to participate in our employee benefit plans provided to other employees. These benefits include a 401(k) plan with a company matching contribution, group health insurance, and short and long-term disability insurance.

        In addition to the benefits offered to all employees, during 2014 our CEO was provided additional personal benefits in the form of home security services, which are deemed to be part of total compensation and treated as taxable income under the applicable tax laws. See the "All Other Compensation" column of the 2014 Summary Compensation Table.

Setting Executive Compensation

Role of Compensation Consultant

        The Compensation Committee considers advice and recommendations received from its independent compensation consultant, Frederic W. Cook & Co., Inc. ("FWC" or "Cook"), in establishing our executive compensation programs and making executive compensation decisions. During 2014, FWC's work with the Committee included data aggregation analysis, advice, guidance, and recommendations on the following topics: compensation levels versus peers; market trends and incentive plan designs; an assessment of the risk and reward structure of our executive compensation plans; and policies and practices, including the policies and views of third-party proxy advisory firms. FWC provides its advice based in part on prevailing and emerging market practices, as well as our specific business context. FWC is independent of the Company's management, is retained by and reports directly to the Committee, and has no business or economic relationships with the Company other than its role advising the Committee.

Independence of the Compensation Consultant

        In 2014, the Committee considered the independence of FWC in light of SEC rules and NYSE listing standards. The Committee requested and received a letter from FWC addressing the consulting firm's independence, including the following factors: (i) other services provided to the Company by FWC; (ii) fees paid by the Company as a percentage of FWC's total revenue; (iii) policies or procedures maintained by FWC that are designed to prevent a conflict of interest; (iv) any business or personal relationships between the individual consultants from FWC involved in the engagement and a member of the Committee; (v) any Company stock owned by the individual consultants of FWC involved in the engagement; and (vi) any business or personal relationships between our executive officers and FWC or the individual consultants involved in the engagement. The Committee concluded that FWC's work for the Committee is independent and does not raise a conflict of interest.

Role of Company Management

        The Committee also considers recommendations from our CEO and our Human Resource Department when designing our executive compensation programs, establishing our peer group, and making executive compensation decisions for executives other than our CEO. Our CEO does not have a role in his own compensation determination other than to participate in a discussion with the Committee regarding his performance and the Company's performance.

Compensation Peer Group and Market Data

        The Committee uses peer group data to provide competitive market information on executive compensation design and practices as well as competitive rates of compensation. Specifically, we use the peer group:

  •
  as an input in establishing base salaries, annual incentive targets, and long-term incentive awards

  •
  to benchmark the form and mix of equity awarded to our executive officers, including our named executive officers

  •
  to assess the competitiveness of target total direct compensation

  •
  as an input in designing annual and long-term incentive plans

  •
  to evaluate share utilization by reviewing overhang levels and annual run rate

        To determine the peer group each year, the Committee considers companies with the following characteristics: are financial services companies; are of reasonably similar size based on revenue and market capitalization; compete with us for talent; have similar customers (for example, merchants and financial institutions); and have executive positions similar in breadth, complexity and scope of responsibility. The Committee reviews and makes as-needed adjustments to the peer group annually to ensure that the chosen group continues to meet the relevant criteria. In 2014, the Committee's only change to its peer group was the addition of one new company of a similar size to and with common characteristics as the Company (FleetCor Technologies).

        For 2014, the peer group was composed of the following 17 companies:

Alliance Data Systems	Broadridge Financial Solutions	DST Systems
Euronet Worldwide	Fidelity National Information Services	Fiserv
FleetCor Technologies	Global Payments	Heartland Payment Systems
Jack Henry & Associates	Moneygram International	Neustar
Paychex	Total System Services	Verifone Systems, Inc.
WEX	Western Union

        For 2014, management engaged Aon Hewitt to provide industry data from the Hewitt Total Compensation Measurement general industry survey. FWC was provided with this industry survey information and obtained and aggregated compensation data for our compensation peer group. The Committee was not provided with a list of the companies included in the survey data. FWC performed an independent review of the compensation peer group data and the survey analysis methodology, which FWC utilized in advising the Committee.

        In general, we use the median of the peer group data as the primary point of reference when assessing the competitiveness of our named executive officers' compensation and establishing base salaries, annual incentive targets, and long-term incentive targets, and the target total direct compensation of our named executive officers in 2014 fell between the 25th percentile and median of the peer group data and around the median of the survey data.

Compensation Changes for 2015

        For 2015, we expect that our CEO's base salary will be held constant while his target incentive opportunity under the VC Plan will be increased to 150% of his base salary from 125%. Additionally, in connection with his assumption of additional responsibilities as the Company's Senior Executive Vice President and Chief Operating & Financial Officer, Mr. Heimbouch's base salary was increased to $575,000 from $466,200, effective April 6, 2015, and his target incentive opportunity under the VC Plan was increased to 100% of his base salary from 75%. The Committee also approved a special long-term equity incentive award to Mr. Heimbouch with a target grant date fair value of $4.0 million. The vesting of this equity incentive award is contingent upon continued service through the applicable vesting dates in 2017 and 2018, and with respect to half of the grant, both continued service and the achievement of pre-defined earnings per share goals for 2016 and 2017. We expect that our other named executive officer base salaries and target incentive opportunities under the VC Plan for 2015 will be slightly increased and held constant, respectively.

Other Matters Relating to Executive Compensation

Say On Pay Vote

        In 2014, our stockholders approved a non-binding advisory say-on-pay proposal at our 2014 Annual Meeting with over 99% of the votes cast voting in favor of that proposal. The Committee reviewed the results of the stockholder vote and intends to continue to monitor our current compensation structure and future votes to ensure that there is continued support for our pay programs among our stockholders.

Stock Ownership Guidelines

        The Board of Directors has established stock ownership guidelines for the Chief Executive Officer and the other executive officers equal to six times annual salary in the case of the Chief Executive Officer and three times annual salary for other executive officers. With certain exceptions, any shares owned by an executive officer (or shares received upon the exercise of options or vesting of restricted stock, less an amount to cover current tax liabilities) must be held by the executive officer until the relevant ownership multiple is reached. The guidelines were effective as of January 1, 2013 and apply to equity awards granted on or after January 1, 2013.

Securities Trading Policy; Prohibition on Pledging & Hedging

        Employees of the Company, including executive officers, are prohibited from: (1) engaging in short sales of Company securities; or (2) engaging in transactions in puts, calls or other derivative securities designed to hedge or offset any decrease in the market value of the Company's equity securities, on an exchange or in any other organized market. Executive officers and directors are also prohibited from pledging Company securities, unless pre-approved by the Chief Legal Officer.

Compensation Risk Assessment

        With the assistance of its independent advisor, our Compensation Committee undertakes an annual review and risk assessment of our compensation policies and practices. Following the assessment conducted in 2014, we determined that the risks arising from the Company's compensation plans and practices are not reasonably likely to have a material adverse effect on the Company.

Equity Grant Procedures

        We do not grant equity awards in anticipation of the release of material, non-public information. Similarly, we do not time the release of material, non-public information based on equity grant dates. We grant annual equity awards in February of each year during our open trading window following the release of our prior year results.

Tax and Accounting Considerations

        We recognize a charge to earnings for accounting purposes for equity awards over their requisite service period. With respect to the tax deductibility of compensation, Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a publicly held corporation for compensation in excess of $1.0 million paid in any taxable year to its chief executive officer and certain other executive officers unless the compensation qualifies as "performance-based compensation" within the meaning of the Code. Under a special Section 162(m) exception, any compensation paid pursuant to a compensation plan in existence before our initial public offering will generally not be subject to the $1.0 million limitation until the earliest of: (i) the expiration of the compensation plan, (ii) a material modification of the compensation plan (as determined under Section 162(m)), (iii) the issuance of all the employer stock and other compensation allocated under the compensation plan, or (iv) the first meeting of stockholders at which directors are elected after the close of the third calendar year following the year in which the public offering occurs. As a private company, we did not take the deductibility limit of Section 162(m) into consideration in setting compensation for our executive officers because Section 162(m) did not apply to us. As a public company, we expect that the Compensation Committee will consider the deductibility of compensation, but will be fully authorized to approve compensation that may not be deductible when it believes that such payments are appropriate to attract and retain executive talent.

 COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Compensation Committee Thomas M. Ryan, Chair David Mussafer Jeffrey Stiefler

EXECUTIVE COMPENSATION

2014 Summary Compensation Table

        The following table presents information regarding the compensation of our named executive officers during 2014, 2013 and 2012. The table includes values for contingent compensation such as granted but unvested or unpaid stock awards and unvested or unexercised stock options. The executives may never realize the value of certain items included in the column headed "Total," or the amounts realized may differ materially from those listed in the table. This table and the 2014 Grants of Plan-Based Awards table should be read together and in conjunction with our Compensation Discussion & Analysis.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Charles Drucker	2014	800,000	—	1,499,972	1,499,997	1,375,000	47,756	5,222,725
Chief Executive Officer and	2013	788,462	—	1,249,987	1,249,998	850,000	11,475	4,149,922
President	2012	710,539	1,293,750	—	—	—	19,500	2,023,789
Mark Heimbouch	2014	466,200	—	659,982	439,995	435,000	12,955	2,014,132
Senior Executive Vice President	2013	461,077	—	659,971	439,994	315,000	11,475	1,887,517
and Chief Operating & Financial	2012	444,000	550,000	—	—	—	11,250	1,005,250
Officer
Carlos Lima(5)	2014	419,423	—	599,958	399,996	318,750	9,995	1,748,122
Former Chief Operating Officer	2013	400,000	—	599,981	400,000	315,000	22,910	1,737,891
	2012	215,385	300,000	350,000	—	—	80,891	946,276
Daniela Mielke(6)	2014	350,000	—	819,953	280,000	290,000	11,700	1,751,653
Chief Strategy and Product Officer
Royal Cole	2014	386,580	—	449,976	299,999	320,000	12,889	1,469,444
President, Financial Institution	2013	385,560	—	455,968	303,994	250,000	11,475	1,406,997
Services	2012	379,000	380,000	—	—	—	11,250	770,250

(1)
Represents the aggregate grant date fair value of stock-based awards granted during the year indicated computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 718 ("ASC Topic 718") utilizing the assumptions discussed in Note 13—Share-Based Compensation Plans to our audited financial statements for the fiscal year ended December 31, 2014 included on our Annual Report on Form 10-K as filed with the SEC on February 12, 2015 (the "2014 Form 10-K"), without regard to estimated forfeitures related to service-based vesting conditions. Stock awards in 2014 consisted of performance share units (PSUs) for the CEO and a combination of PSUs and restricted stock units (RSUs) for the other named executive officers. Aggregate grant date fair value for RSU awards represents the closing stock price on the grant date. Aggregate grant date fair value for PSU awards is based on target performance, which was the probable outcome of the performance conditions as of the grant date. Assuming the maximum level of performance under the PSU awards were to be achieved (200% of the target), the aggregate grant date fair value of the PSUs would be as follows for each of the named executive officers:

Name	Grant Date Fair Value of PSUs (as set forth in table above) ($)	Value of PSUs Assuming Maximum Performance (200% of target) ($)
Charles Drucker	1,499,972	2,999,944
Mark Heimbouch	439,988	879,976
Carlos Lima	399,972	799,944
Daniela Mielke	279,987	559,974
Royal Cole	299,994	599,988

  The named executive officers may never realize any value from the PSUs, and to the extent they do, the amounts realized may have no correlation to the amounts reported above.

(2)
Represents the aggregate grant date fair value of stock options granted during the year indicated. The grant date fair value of stock option awards was determined using the Black-Scholes option pricing model in accordance with FASB ASC Topic 718 utilizing the assumptions discussed in Note 13—Share-Based Compensation Plans to our audited financial statements included in our 2014 Form 10-K. There were no stock options granted in 2012.

(3)
Represents annual incentive payouts under the VC Plan. For additional information about the 2014 VC Plan and individual awards, see the Grants of Plan-Based Awards Table and the Compensation Discussion & Analysis.

(4)
The following table contains a breakdown of the compensation and benefits included in All Other Compensation for 2014.

Name	401(k) Match ($)	Security ($)(a)
Charles Drucker	11,700	36,056
Mark Heimbouch	12,955	—
Carlos Lima	9,995	—
Daniela Mielke	11,700	—
Royal Cole	12,889	—

(a)
Represents the costs for the purchase and installation of a home security system at the residence of the CEO and a family member and the payment of the annual monitoring services fees.
(5)
Mr. Lima is our former Chief Operating Officer. We announced his departure from the Company in a Form 8-K filed on January 16, 2015.

(6)
Ms. Mielke joined the Company in 2013 and became a named executive officer in 2014.

2014 Grants of Plan-Based Awards Table

        The following table shows grants of plan-based awards to the named executive officers during 2014.

								All Other Stock Awards: Number of Shares of Stock or Units(3) (#)		All Other Option Awards: Number of Securities Underlying Options(5) (#)
		Estimated Potential Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)						Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(6) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
C. Drucker
VC		—	$1,000,000	$1,600,000
PSUs	2/18/14				24,178	48,355	96,710					$1,499,972
Stock Options	2/18/14									165,380	$31.02	$1,499,997
RSUs	2/18/14							—				—
M. Heimbouch
VC		—	$349,650	$559,440
PSUs	2/18/14				7,092	14,184	28,368					$439,988
Stock Options	2/18/14									48,511	$31.02	$439,995
RSUs	2/18/14							7,092				$219,994
C. Lima(7)
VC		—	$318,750	$510,000
PSUs	2/18/14				6,447	12,894	25,788					$399,972
Stock Options	2/18/14									44,101	$31.02	$399,996
RSUs	2/18/14							6,447				$199,986
D. Mielke
VC		—	$262,500	$420,000
PSUs	2/18/14				4,513	9,026	18,052					$279,987
Stock Options	2/18/14									30,871	$31.02	$280,000
RSUs	2/3/14							13,563	(4)			$399,973
RSUs	2/18/14							4,513				$139,993
R. Cole
VC		—	$289,935	$463,896
PSUs	2/18/14				4,836	9,671	19,342					$299,994
Stock Options	2/18/14									33,076	$31.02	$299,999
RSUs	2/18/14							4,835				$149,982

(1)
Represents the range of possible payouts that could have been earned under the Variable Compensation Plan, or VC Plan, for 2014. The target amounts represent the potential payout if Company performance meets the target goals established at the beginning of the year. The maximum amounts assume the Company achieved the maximum performance level, which would result in payout at 160% of target, subject to modification based on performance against individual goals as discussed in the Compensation Discussion & Analysis. If threshold performance is not achieved, there would be no payouts under the VC Plan. Actual payout amounts under the 2014 VC Plan are included in the Non-Equity Incentive Plan Compensation column of the 2014 Summary Compensation Table.

(2)
Represents possible future payouts of common stock underlying performance share units, or PSUs, granted in 2014. The PSUs will vest, if at all, on the third anniversary of the grant date. The actual number of shares of Class A common stock to be issued and the ultimate value of those shares will be determined at the conclusion of the three-year period ending December 31, 2016 and our stock price on the vesting date. If the threshold performance goals are not met at the end of the three-year period, no awards will be paid out.

(3)
The restricted stock units, or RSUs, vest in equal installments on the first, second, third and fourth anniversaries of the grant date, subject to continued employment on each such date.

(4)
These RSUs represent the final portion of Ms. Mielke's new-hire grant and such RSUs vest in equal installments on the first, second, third and fourth anniversaries of the grant date, subject to continued employment on each such date.

(5)
The options vest in equal installments on the first, second, third and fourth anniversaries of the grant date, subject to continued employment on each such date.

(6)
Represents the aggregate grant date fair value of equity awards granted in 2014 in accordance with FASB ASC Topic 718, excluding the estimated effect of forfeitures.

(7)
Subsequent to December 31, 2014, we announced Mr. Lima's departure from the Company in a Form 8-K filed on January 16, 2015. Mr. Lima remained with the Company through the first anniversary of the 2014 grant date and, accordingly, a portion of his stock options and RSUs vested as scheduled pursuant to the terms of the award agreements. All other unvested PSUs, stock options and RSUs will be forfeited upon Mr. Lima's departure.

Outstanding Equity Awards at Fiscal Year-End 2014

        The following table sets forth the outstanding equity awards held by our named executive officers as of December 31, 2014.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options— Exercisable (#)	Number of Securities Underlying Unexercised Options— Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
C. Drucker
	6/30/2009						402,377	(6)	$13,648,628
	2/27/2013									113,894	(4)	$3,863,284
	2/27/2013	44,014	132,042	(2)	$21.95	2/27/2023
	2/18/2014									48,355	(5)	$1,640,202
	2/18/2014		165,380	(3)	$31.02	2/18/2024
M. Heimbouch
	12/9/2009						92,917	(6)	$3,151,745
	2/27/2013									40,090	(4)	$1,359,853
	2/27/2013	15,492	46,479	(2)	$21.95	2/27/2023	7,517	(10)	$254,977
	2/18/2014						7,092	(11)	$240,561
	2/18/2014									14,184	(5)	$481,121
	2/18/2014		48,511	(3)	$31.02	2/18/2024
C. Lima(12)
	7/2/2012						7,380	(7)	$250,330
	2/27/2013						6,834	(10)	$231,809
	2/27/2013									36,446	(4)	$1,236,248
	2/27/2013	14,084	42,254	(2)	$21.95	2/27/2023
	2/18/2014						6,447	(11)	$218,682
	2/18/2014									12,894	(5)	$437,364
	2/18/2014		44,101	(3)	$31.02	2/18/2024
D. Mielke
	10/21/2013						25,685	(8)	$871,235
	2/3/2014						13,563	(9)	$460,057
	2/18/2014						4,513	(11)	$153,081
	2/18/2014									9,026	(5)	$306,162
	2/18/2014		30,871	(3)	$31.02	2/18/2024
R. Cole
	3/8/2010						11,105	(6)	$376,682
	3/8/2010						37,019	(6)	$1,255,684
	2/27/2013						5,193	(10)	$176,147
	2/27/2013									27,698	(4)	$939,516
	2/27/2013	10,704	32,112	(2)	$21.95	2/27/2023
	2/18/2014						4,835	(11)	$164,003
	2/18/2014									9,671	(5)	$328,040
	2/18/2014		33,076	(3)	$31.02	2/18/2024

(1)
Market value is based on the December 31, 2014 per share closing price of $33.92 of our Class A common stock on the NYSE. The ultimate value realized will depend on our stock price on the actual vesting date and, with respect to PSUs, the actual number of shares earned.

(2)
The options granted on February 27, 2013 vest in four equal annual installments beginning one year from such grant date. There were no stock option grants prior to 2013.

(3)
The options granted on February 18, 2014 vest in four equal annual installments beginning one year from such grant date.

(4)
Based on the Company's performance through year two of the three-year performance period ending December 31, 2015, this represents 200% of the target number of PSUs granted on February 27, 2013. The actual number of PSUs that vest on February 27, 2016 will be based on performance through the three-year performance period ending December 31, 2015, and the actual value of any shares that vest will be based on the Company's stock price on the vesting date. There were no grants of PSUs prior to 2013.

(5)
Represents the target number of PSUs granted on February 18, 2014, which vest, if at all, on February 18, 2017. The actual number of shares of Class A common stock to be issued (from 0% of target up to 200% of target) and the actual value of those shares will be determined based on the Company's performance over the three-year period ending December 31, 2016 and our stock price on the vesting date.

(6)
Consists of awards granted prior to our IPO that converted into shares of restricted stock upon consummation of our IPO. The shares vest as follows:

Name	Number of Shares	Vesting Date
C. Drucker	402,377	3/21/2015
M. Heimbouch	92,917	3/21/2015
R. Cole	11,105	3/8/2015
R. Cole	37,019	3/21/2015
(7)
These RSUs represent the unvested portion of Mr. Lima's new hire grant which would have vested in equal installments on the third and fourth anniversaries of the grant date of July 2, 2012. Subsequent to December 31, 2014, we announced Mr. Lima's departure from the Company in a Form 8-K filed on January 16, 2015 and these unvested RSUs will be forfeited upon Mr. Lima's departure.

(8)
These RSUs represent the initial portion of Ms. Mielke's new-hire grant and such RSUs vest in equal installments on the first, second, third and fourth anniversaries of the grant date, subject to continued employment on each such date.

(9)
These RSUs represent the final portion of Ms. Mielke's new-hire grant and such RSUs vest in equal installments on the first, second, third and fourth anniversaries of the grant date, subject to continued employment on each such date.

(10)
The RSUs granted on February 27, 2013 vest in four equal annual installments beginning one year from such grant date.

(11)
The RSUs granted on February 18, 2014 vest in four equal annual installments beginning one year from such grant date.

(12)
Subsequent to December 31, 2014, we announced Mr. Lima's departure from the Company in a Form 8-K filed on January 16, 2015. Mr. Lima remained with the Company through the second anniversary of the 2013 grant date and the first anniversary of the 2014 grant date and, accordingly, a portion of his stock options and RSUs vested as scheduled pursuant to the terms of the award agreements. All other unvested PSUs, stock options and RSUs will be forfeited upon Mr. Lima's departure.

Option Exercises and Stock Vested in 2014

        The table below shows the number of shares of Class A common stock acquired by our named executive officers during 2014 upon vesting of restricted stock awards, in each case before payment of applicable withholding taxes. There were no stock option exercises by our named executive officers during 2014.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
C. Drucker	447,644	14,160,389
M. Heimbouch	175,826	5,625,764
C. Lima	9,658	321,774
D. Mielke	8,561	269,586
R. Cole	83,170	2,658,607

No Pension Benefits

        In the year ended December 31, 2014, our named executive officers received no pension benefits and had no accumulated pension benefits.

No Nonqualified Deferred Compensation

        In the year ended December 31, 2014, our named executive officers received no nonqualified deferred compensation and had no deferred compensation balances.

Employment Arrangements and Severance Benefits

Offer Letters

        Either in connection with our initial public offering or at their respective time of hire, we entered into offer letters with each of our executive officers, including the named executive officers. Pursuant to these offer letters, each named executive officer receives an annual base salary and is eligible to receive awards under our short-term and long-term incentive programs and to participate in the Vantiv, LLC Executive Severance Plan (described below).

Executive Severance Plan

        We adopted the Vantiv, LLC Executive Severance Plan, or Severance Plan, in March 2012 in connection with our initial public offering. Each of our named executive officers participates in the Severance Plan. Pursuant to the Severance Plan, our executive officers and senior officers are eligible to receive severance payments upon termination without cause or resignation for good reason, subject to signing a release of claims and compliance with continuing obligations of confidentiality and non-disparagement, and continuing obligations of non-competition, non-solicitation, and no-hire for one year after termination. No benefits are payable under the terms of the Severance Plan if the Company terminates the named executive officer for cause or the named executive officer voluntarily resigns.

        The Severance Plan is intended to support a variety of objectives, including (i) standardization of severance policy among our executive and senior officers, which ensures internal parity, simplifies internal administration, and mitigates negotiation at hire and termination, and (ii) the attraction and retention of highly skilled executives by protecting them from the short term economic consequences associated with unexpected termination of employment in the absence of cause.

  Severance Benefits

        Upon involuntary termination of Mr. Drucker without cause or his resignation for good reason (each as defined below), Mr. Drucker would be entitled to (a) 18 months of base salary, (b) a lump sum equal to the amount of annual bonus he would have been entitled to receive within the fiscal year in which he is terminated, and (c) the premium cost of coverage under medical and dental plans for 24 months at the same rate we contribute to premium cost for active executives. If we terminate Mr. Drucker's employment without cause or he terminates his employment with good reason (each as defined below): (i) in the 24 months following a change of control; or (ii) during the six months prior to the change of control if it was at a request of a third party that had taken steps reasonably calculated or intended to effect a change of control or otherwise arose in connection with or in anticipation of a change of control (collectively, the "Change of Control Period"), then Mr. Drucker would be entitled to (a) a lump sum payment equal to 18 months of base salary, (b) a lump sum payment equal to his current annual target bonus, and (c) the premium cost of coverage under medical and dental plans for 24 months at the same rate we contribute to premium cost for active executives.

        Upon involuntary termination of the other named executive officers without cause or their resignation for good reason (each as defined below), such executive officer would be entitled to (a) a lump sum payment equal to one year's base salary and (b) a lump sum equal to the amount of annual bonus he or she would have been entitled to receive within the fiscal year in which he or she is terminated. If we terminate a named executive officer's employment without cause or he or she terminates his or her employment with good reason (each as defined below) during the Change of Control Period, then such named executive officer would be entitled to (a) a lump sum payment equal to one year's base salary and (b) a lump sum equal to his or her current target bonus.

  Definitions

        Under the Severance Plan, "cause" generally means that we have determined that any or more than one of the following has occurred: (i) gross negligence or willful misconduct of a material nature in connection with the performance of duties; (ii) indictment or conviction for or has pleaded guilty to a felony; (iii) non-de minimis intentional act of fraud, dishonesty or misappropriation (or attempted appropriation) of our funds or property (including those of any of our affiliates); (iv) we (or any parent or subsidiary) is ordered or directed by a federal or state regulatory agency to terminate or suspend such participant's employment; (v) violation of a non-competition agreement after written notice from the Board of Directors to cease such activity, and the Board of Directors determines activity is materially harmful to us and our affiliates; (vi) breach of any material obligation of the offer letter; (vii) breach of fiduciary duties as officer or director; or (viii) continued failure or refusal after written notice from the Board of Directors to implement or follow the direction of the board of directors or our chief executive officer.

        "Good reason" generally means: (i) material diminution in nature or scope of responsibilities, duties or authorities; (ii) material diminution in base salary or annual bonus potential, other than as part of across-the- board reduction that results in proportional reduction to such participant equal to that of other senior executives; (iii) removal from, or failure to continue in, current position, unless such participant is offered another executive position which is no less favorable than such participant's current position in terms of compensation; (iv) any requirement that the participant take any action or omit to take any action, which if taken or omitted to be taken would require the participant to resign in order to comply with applicable law; or (v) relocation of such executive officer's principal office to a location more than 50 miles from the current office provided the move in office location results in an increase in such executive officer's commute.

Equity Awards

        In connection with equity awards our executives enter into equity award agreements that provide for acceleration of vesting or acceleration of forfeiture upon certain events. Different provisions apply to awards granted before our initial public offering and awards granted after our initial public offering. For awards granted prior to our initial public offering, our equity award agreements provide for acceleration of vesting upon a change in control (commonly referred to as "single trigger" vesting). For awards granted after our initial public offering, our equity award agreements provide for "double trigger" vesting upon a change in control. This means that if an award remains outstanding following a change in control, such as if the acquiring company assumes the award or grants a replacement award, vesting would be accelerated in accordance with the respective award agreement only if the executive is terminated without cause or resigns for good reason following the change in control. Awards granted after our initial public offering also contain provisions that provide for accelerated vesting upon certain other termination events outside of the change in control context, including terminations without cause or for good reason (performance share units), death or disability (restricted stock units, performance share units, and stock options), and retirement (performance share units). See the section titled "Potential Payments upon Termination or Change in Control" for additional information about the terms of our outstanding equity awards and amounts payable under various termination scenarios.

Non-Competition, Non-Solicitation and Confidentiality

        Each of our executive officers, including our named executive officers, has entered into non-competition, non-solicitation and confidentiality agreements with us. Pursuant to such agreements, each executive officer has agreed not to compete with us for a specified period following such executive officer's date of termination. In addition, each executive officer may not solicit any of our employees during the term of his or her employment or for a specified period thereafter or disclose any confidential information provided by our employment.

Potential Payments upon Termination or Change in Control

        The table below reflects the estimated amount of compensation payable to our named executive officers assuming their employment had terminated on December 31, 2014 under the circumstances indicated. In the table, the equity award amounts shown represent the value of unvested restricted stock, stock options, RSUs and PSUs that would vest under the various scenarios, as applicable, in each case based on the closing price of our Class A common stock of $33.92 on December 31, 2014.

        Cash severance consists of base salary and annual incentive compensation under our VC Plan. The treatment of cash severance, under all termination scenarios, is dictated by the Severance Plan. The Severance Plan does not provide for cash severance in the event of termination of employment due to death, disability, retirement, voluntarily resignation for any reason other than for good reason, or termination for Cause. The treatment of equity-based awards, under all termination scenarios, is dictated by the 2012 Equity Incentive Plan and the terms of the applicable award agreement. These award agreements, with the exception of shares of restricted stock relating to awards granted prior to our IPO, provide for "double-trigger" vesting, meaning that a change in control alone, without a related termination of employment, will not give rise to any change in control payments provided that the award is assumed or replaced with a substitute award in the change in control transaction. As a result, amounts reflected for termination after change in control assume involuntarily termination by the Company without cause or resignation for good reason in connection with a change in control.

        In the event of termination by the Company without cause or by the executive with good reason following a change in control, all unvested RSUs and stock options would immediately become vested. If a named executive officer is terminated without cause or terminates his employment for good reason (other than in connection with a change in control), all unvested restricted stock, RSUs and stock options would be forfeited, except that Mr. Drucker would vest in that number of shares of restricted stock that would have vested during the 18 months following such termination without cause or resignation for good reason.

        In the event of a change in control, unvested PSUs would vest and convert to time-based restricted stock that cliff vests following completion of the performance period. Vesting would be at target if the change in control occurred during the first 18 months of the performance period and at actual if it occurred during the final 18 months of the performance period. If a named executive officer is terminated without cause or resigns with good reason following the change in control, or dies or becomes disabled, the restricted stock would vest immediately.

        In the event of a termination due to death or disability, all unvested restricted stock would be forfeited, all unvested RSUs and stock options would vest in full, and unvested PSUs would vest at a target level of performance with a pro-rata reduction based on the number of completed months of the performance period. In the event of an eligible-retirement, all unvested restricted stock, RSUs and stock options would be forfeited, and unvested PSUs would be paid out following the performance period based on actual performance and the number of months employed during the performance period. As of December 31, 2014, none of our named executive officers were retirement-eligible.

        For further details about the post-termination amounts shown in the following table, see the footnotes to the table and the respective discussions above.

Name and Benefits	Termination Without Cause / Resignation For Good Reason		Termination After Change in Control	Upon Change in Control		Retirement(1)	Death or Disability
C. Drucker
Cash Severance(2)	$2,575,000		$2,200,000	$—		$—	$—
Stock Options(3)	—		2,060,145	—		—	2,060,145
Restricted Stock(5)	13,648,628	(4)	—	13,648,628	(5)	—	—
Performance Share Units(6)	—		5,503,486	—		—	1,834,495
Restricted Stock Units(8)	—		—	—		—	—
Benefits(7)	33,818		33,818	—		—	—
Total Estimated Value	$16,257,446		$9,797,449	$13,648,628		$—	$3,894,640
M. Heimbouch
Cash Severance(2)	$901,200		$815,850	$—		$—	$—
Stock Options(3)	—		697,036	—		—	697,036
Restricted Stock(5)	—		—	3,151,745		—	—
Performance Share Units(6)	—		1,840,974	—		—	613,658
Restricted Stock Units(8)	—		495,537	—		—	495,537
Benefits(7)	—		—	—		—	—
Total Estimated Value	$901,200		$3,849,397	$3,151,745		$—	$1,806,231
C. Lima(9)
Cash Severance(2)	$738,173		$738,173	$—		$—	$—
Stock Options(3)	—		633,673	—		—	633,673
Restricted Stock(5)	—		—	—		—	—
Performance Share Units(6)	—		1,673,613	—		—	557,871
Restricted Stock Units(8)	—		700,821	—		—	700,821
Benefits(7)	—		—	—		—	—
Total Estimated Value	$738,173		$3,746,280	$—		$—	$1,892,365
D. Mielke
Cash Severance(2)	$640,000		$612,500	—		—	—
Stock Options(3)	—		89,526	—		—	89,526
Restricted Stock(5)	—		—	—		—	—
Performance Share Units(6)	—		108,041	—		—	36,014
Restricted Stock Units(8)	—		1,484,373	—		—	1,484,373
Benefits(7)	—		—	—		—	—
Total Estimated Value	$640,000		$2,294,440	$—		$—	$1,609,913
R. Cole
Cash Severance(2)	$706,580		$676,515	$—		$—	$—
Stock Options(3)	—		480,301	—		—	480,301
Restricted Stock(5)	—		—	1,632,366		—	—
Performance Share Units(6)	—		1,267,556	—		—	422,519
Restricted Stock Units(8)	—		340,150	—		—	340,150
Benefits(7)	—		—	—		—	—
Total Estimated Value	$706,580		$2,764,522	$1,632,366		$—	$1,242,970

(1)
As of December 31, 2014, none of the named executive officers met the requirements of "Retirement." Retirement means voluntary termination of employment after reaching age (i) 65 or (ii) 55 with at least 5 years of completed service. Performance share units are subject to payout following completion of the performance period based on actual performance, pro-rated for completed months of service during the performance period in the event of an eligible retirement. Stock options, restricted stock, and restricted stock units do not provide for acceleration of vesting upon an eligible retirement and therefore would be forfeited even if the employee met the requirements of "Retirement" at the time of his or her termination of employment. Cash severance is not provided upon Retirement.

(2)
Represents amounts payable pursuant to the Severance Plan. Consists of an amount equal to 18 months of base salary for the CEO (12 months in the case of the other named executive officers) plus the actual bonus that would have been earned in the year of termination (if the termination is outside of a change in control) or an amount equal to the executive's annual target bonus (if the termination is in connection with a change in control). See "Employment Agreements and Severance Benefits—Severance Plan" for further discussion.

(3)
Represents the value of stock options that would vest, calculated by multiplying the number of options by the spread between the exercise price and the closing price of our Class A common stock on December 31, 2014 of $33.92.

(4)
Represents the value of restricted stock that would vest upon Mr. Drucker's termination without cause or resignation for good reason pursuant to his restricted stock award agreement, which provides for accelerated vesting of the shares of restricted Class A common stock held by him that would have vested in the 18 months following such termination or resignation. These shares relate to awards granted prior to our initial public offering, which converted to shares of restricted stock upon consummation of our initial public offering.

(5)
Represents the value of restricted stock that would vest upon a change in control and consists of awards granted prior to our initial public offering that converted to time-based restricted stock upon consummation of our initial public offering. These awards provide for accelerated vesting upon a change in control. Equity awards granted subsequent to our initial public offering, including awards to our named executive officers, are subject to "double-trigger" change in control provisions.

(6)
Termination after Change in Control amounts assume the Change in Control transaction successor assumes the PSUs on similar contractual and financial terms. For the PSUs granted on February 27, 2013, based on the Company's performance through year two of the three-year performance period ending December 31, 2015, the amount assumes the PSUs vest at 200% of target multiplied by $33.92. For the PSUs granted on February 18, 2014, the amount assumes the PSUs will vest at 100% of target multiplied by $33.92. For Death or Disability, the amount represents the target number of PSUs multiplied by $33.92, pro-rated based on 24 completed months of the 36 month performance period for the PSUs granted in 2013, and 12 completed months of the 36 month performance period for the PSUs granted in 2014.

(7)
For Mr. Drucker, this amount represents the estimated cost to the Company of continued premium payments for coverage under medical and dental plans for 24 months. Each of the other named executive officers is entitled to COBRA benefits.

(8)
Represents the value of RSUs that would vest, calculated by multiplying the number of RSUs by $33.92.

(9)
Subsequent to December 31, 2014, we announced Mr. Lima's departure from the Company in a Form 8-K filed on January 16, 2015. Assuming the Mr. Lima executes the requisite release agreement, it is expected that his actual payments to be received will be generally consistent with the benefits provided by the Severance Plan in the event of a termination without cause.

RELATED PERSON TRANSACTIONS

Policies for Approval of Related Person Transactions

        We have adopted a written policy relating to the approval of related person transactions. Our Audit Committee reviews and approves or ratifies all relationships and related person transactions between us and (i) our directors, director nominees, executive officers or their immediate family members, (ii) any 5% record or beneficial owner of our common stock or (iii) any immediate family member of any person specified in (i) and (ii) above.

        As set forth in the related person transaction policy, in the course of its review and approval of a related party transaction, the committee will consider:

  •
  the nature of the related person's interest in the transaction;

  •
  the availability of other sources of comparable products or services;

  •
  the material terms of the transaction; and

  •
  the importance of the transaction to us.

        Only those related person transactions that are determined to be in (or not inconsistent with) our best interests are permitted to be approved.

Related Person Transactions

        We describe below transactions and series of similar transactions, during our last fiscal year, to which we were a party or will be a party, in which:

  •
  the amounts involved exceeded or will exceed $120,000; and

  •
  any of our directors, executive officers or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

        Compensation arrangements for our directors and named executive officers are described elsewhere in this proxy statement. The agreements described below that were entered into prior to or in connection with our initial public offering were approved by our Board of Directors prior to the adoption of the policy described above.

Our Organizational Structure

        Our organizational structure allows Fifth Third Bank to retain equity ownership in Vantiv Holding, an entity that is classified as a partnership for U.S. federal income tax purposes, in the form of units. As the managing member and majority unitholder of Vantiv Holding, we operate and control the business and affairs of Vantiv Holding, subject to the Fifth Third consent rights in our amended and restated certificate of incorporation and the Amended and Restated Vantiv Holding Limited Liability Company Agreement as described below. Fifth Third Bank from time to time may acquire an economic interest in Vantiv, Inc. by exercising its put right and acquiring Class A common stock pursuant to the Exchange Agreement, as described below. Fifth Third also holds shares of our Class B common stock and an equal number of Class B units of Vantiv Holding. The Class B common stock only carries voting rights and the right for Fifth Third to appoint a certain number of directors; it carries no economic rights. The total value and voting power of the Class A common stock and the Class B common stock that Fifth Third holds (not including, for the avoidance of doubt, any ownership interest in units of Vantiv Holding) is limited to 18.5% of all Class A common stock (and preferred stock entitled to vote with the Class A common stock, if we issue any in the future) and Class B common stock at any one time, other than in connection with a stockholder vote with respect to a change of control, in which event Fifth Third has the right to that full number of votes equal to the number of shares of Class A common stock and Class B common stock it owns. Fifth Third is also entitled to elect a number of directors equal to the percentage of the voting power of all of our outstanding common stock represented by the Class B common stock held by Fifth Third but not exceeding 18.5% of the Board of Directors.

        Pursuant to our amended and restated certificate of incorporation, the Exchange Agreement and the Amended and Restated Vantiv Holding Limited Liability Company Agreement, the capital structure of Vantiv, Inc. and Vantiv Holding generally replicate one another and customary antidilution mechanisms maintain a one-for-one exchange ratio between the units of Vantiv Holding and the Vantiv, Inc. common stock, among other things.

        The unitholders of Vantiv Holding, including Vantiv, Inc. will incur U.S. federal, state and local income taxes on their proportionate share of any taxable income of Vantiv Holding. Net profits and net losses of Vantiv Holding will generally be allocated to its unitholders (including Vantiv, Inc.) pro rata in accordance with the percentages of their respective limited liability company interests.

        The Amended and Restated Vantiv Holding Limited Liability Company Agreement provides for cash distributions, which we refer to as "tax distributions," pro rata to the holders of its units if Vantiv, Inc., as the majority unitholder of Vantiv Holding, determines that the taxable income of Vantiv Holding will give rise to taxable income for a unitholder. Generally, these tax distributions will be computed based on an estimate of the net taxable income of Vantiv Holding allocable to a holder of its units multiplied by an assumed tax rate equal to the highest effective marginal combined U.S. federal, state or local income tax rate prescribed for a corporate resident in New York, New York (taking into account the nondeductibility of certain expenses and the character of our income). Tax distributions will be made only to the extent all distributions from Vantiv Holding for the relevant year were insufficient to cover such tax liabilities and are subject to certain Fifth Third Bank consent rights set forth in the Amended and Restated Vantiv Holding Limited Liability Company Agreement. Vantiv Holding paid aggregate tax distributions to or on behalf of its equity holders, including Fifth Third Bank and JPDN Enterprises, LLC, an affiliate of Charles D. Drucker, our Chief Executive Officer, of $22.9 million, $41.2 million and $32.6 million, respectively, for the years ended December 31, 2014, 2013 and 2012, pursuant to the terms of the Amended and Restated Vantiv Holding Limited Liability Company Agreement.

        Vantiv Holding is permitted under the Amended and Restated Vantiv Holding Limited Liability Company Agreement to make payments to us that are required under the Exchange Agreement and the Advancement Agreement, which allows us to make payments under our tax receivable agreement related to the NPC NOLs, make payments under our other tax receivable agreements to the extent not covered by payments made pursuant to the Amended and Restated Vantiv Holding Limited Liability Company Agreement, make payments required under the Exchange Agreement, pay our franchise taxes and cover our reasonable administrative and corporate expenses, which includes substantially all expenses incurred by or attributable to Vantiv, Inc.

Exchange Agreement

        We, Vantiv Holding and Fifth Third Bank are parties to the Exchange Agreement, under which Fifth Third Bank (or certain permitted transferees of Fifth Third Bank's Class B units in Vantiv Holding or of the Warrant) has the right, subject to the terms of the Exchange Agreement, from time to time to exchange its Class B units or Class C non-voting units in Vantiv Holding for shares of our Class A common stock or, at our option, cash. If we choose to satisfy the exchange in cash, the price per Class B unit or Class C non-voting unit will be equal to the volume weighted average price per share on the listed exchange of Class A common stock for the 15 trading days preceding the delivery of the exchange notice. In addition, upon a change of control (as defined in the Exchange Agreement), we will have the right to (i) exchange all Class B units and Class C non-voting units held by Fifth Third Bank for Class A common stock of

Vantiv, Inc. on a one-for-one basis, or (ii) deliver cash consideration to Fifth Third Bank equal to the fair market value of such securities.

        Fifth Third has a right to put its Class B units of Vantiv Holding to Vantiv, Inc. at any time, limited to tranches of less than 18.5% of the Class A common stock and so long as Fifth Third Bank will not, as a result of exercising the put, hold more than 18.5% of the total value and voting power of the Class A common stock, the Class B common stock and other capital stock (not including, for the avoidance of doubt, any ownership interest in units of Vantiv Holding) at any one time. Other than the foregoing limitations, there are no limits on sequential puts so long as the units being put represent more than 2% of the aggregate outstanding units of Vantiv Holding. If units being exchanged represent less than 2% of the aggregate outstanding units of Vantiv Holding, in addition to the foregoing limitations, the put rights may only be exercised once per calendar quarter and only upon 60 days prior notice (which has not been revoked prior to ten business days before the proposed date of exchange). The foregoing limitations do not apply to any exercise of Fifth Third Bank's (or its permitted transferees') right to put its Class B units in the case of a change of control or Rule 13e-3 transaction, each as defined in the Exchange Agreement.

        The Exchange Agreement also provides that if the Warrant that is held by Fifth Third Bank for Class C non-voting units is exercised by a third party that is not Fifth Third Bank or any of its affiliates, then immediately following the issuance of Class C non-voting units, such non-voting units will be exchanged for, at our option, cash or an equal number of shares of Class A common stock.

        Any expenses incurred as a result of any exchange are paid by Fifth Third Bank, except we (and Vantiv Holding) are required to pay any transfer taxes, stamp taxes or duties or similar taxes in connection with any exchange.

        Additionally, under the Exchange Agreement, we and Fifth Third Bank and its affiliates are prohibited from taking any action without the prior written consent of the other party that would cause Fifth Third Bank and its affiliates to own more than 18.5% of the total value and voting power of the Class A common stock and the Class B common stock (not including, for the avoidance of doubt, any ownership interest in units of Vantiv Holding), other than in connection with a stockholder vote with respect to a change of control.

Tax Receivable Agreements

        We are party to two tax receivable agreements with Fifth Third Bank. One provides for the payment by us to Fifth Third Bank of 85% of the amount of cash savings, if any, in U.S. federal, state, local and foreign income tax that we actually realize as a result of the increases in tax basis that may result from the purchase of Vantiv Holding units from Fifth Third Bank or from the future exchange of units by Fifth Third Bank for cash or shares of our Class A common stock, as well as the tax benefits attributable to payments made under such tax receivable agreement. Any actual increase in tax basis, as well as the amount and timing of any payments under the agreement, will vary depending upon a number of factors, including the timing of exchanges, the price of shares of our Class A common stock at the time of the exchange, the extent to which such exchanges are taxable, and the amount and timing of our income. The other tax receivable agreement provides for the payment by us to Fifth Third Bank of 85% of the amount of cash savings according to Fifth Third Bank's respective ownership interests in Vantiv Holding immediately prior to our initial public offering, if any, in U.S. federal, state, local and foreign income tax that NPC Group, Inc., or National Processing Company, our wholly-owned subsidiary actually realizes as a result of its use of its NOLs and other tax attributes. The payments we will be required to make under these tax receivable agreements could be substantial. As of December 31, 2014, we recorded a liability of approximately $620.1 million associated with the Fifth Third Bank tax receivable agreements. We will incur additional liabilities in connection with any future purchases by us of units in Vantiv Holding from Fifth Third Bank or from the future exchange of units by Fifth Third Bank for cash or shares of our Class A common stock, which we cannot quantify at this time and which could be significant. It is possible that future transactions or events, including changes in tax rates, could increase or decrease the actual tax benefits realized and the corresponding tax receivable agreement payments. The payments under the tax receivable agreements are not conditioned upon the continued ownership of us or Vantiv Holding by Fifth Third Bank. The first contractually obligated payment under the Fifth Third Bank tax receivable agreements was paid during January of 2014 in the amount of approximately $8.6 million. An additional payment under the Fifth Third Bank tax receivable agreements of approximately $22.8 million was paid during January of 2015.

Advancement Agreement

        We and Vantiv Holding entered into the Advancement Agreement, which provides for payments by Vantiv Holding to us for required payments under our tax receivable agreement related to the NPC NOLs, required payments under our other tax receivable agreements to the extent not covered by payments made pursuant to the Amended and Restated Vantiv Holding Limited Liability Company Agreement, required payments under the Exchange Agreement, our franchise taxes and our reasonable administrative and corporate expenses, which includes substantially all expenses incurred by or attributable to Vantiv, Inc.

Consent Rights

        Our amended and restated certificate of incorporation provides Fifth Third Bank with consent rights that require the approval of Fifth Third Bank for certain significant matters. The consent rights will terminate upon the earlier to occur of any of the following, which we refer to as trigger events: (i) Fifth Third Bank and its affiliates transfer (other than as a result of an acquisition of control of Fifth Third Bank or any of its direct or indirect parent companies by any person) more than 50% of the shares of Class A common stock and Class B common stock that they held immediately following the consummation of our initial public offering; (ii) any specified competitor acquires control of Fifth Third Bank or any of its direct or indirect parent companies; (iii) any government entity acquires more than 20% interest in Fifth Third Bank or any person other than a specified competitor acquires control of Fifth Third Bank or any of its direct or indirect parent companies, and a change of more than 50% of the Class B directors occurs as a result; or (iv) Fifth Third Bank or any of its direct or indirect parent companies goes into bankruptcy, receivership or a similar event. Such consent rights require approval, subject to certain exceptions, for: (a) a change of control of Vantiv, Inc. to the extent the implied equity value of Vantiv, Inc., Vantiv Holding and our other subsidiaries is below certain thresholds, each being significantly lower than such implied equity value as of the date hereof; (b) issuances of new securities constituting more than 20% of total outstanding common stock of Vantiv, Inc. (excluding any shares issuable in connection with the Warrant, and the 2012 Incentive Equity Plan); and (c) incurrences of indebtedness by us and our subsidiaries if immediately following such incurrence our leverage ratio would be equal to or exceed 5 to 1. No consent rights exercisable by Fifth Third Bank may be transferred to any third party.

        The Amended and Restated Vantiv Holding Limited Liability Company Agreement also provides Fifth Third Bank with consent rights that require the approval of Fifth Third Bank for certain significant matters related to Vantiv Holding and its subsidiaries. The consent rights will terminate upon the trigger events described above. Such consent rights require approval for, among other things, subject to certain exceptions: (a) a change of control of Vantiv, Inc. or Vantiv Holding to the extent the implied equity value of Vantiv, Inc., Vantiv Holding and our other subsidiaries is below certain thresholds, each being significantly lower than such implied equity value as of the date hereof; (b) sales of assets in excess of $250 million; (c) acquisitions or investments in excess of $300 million; (d) retention of the auditor of Vantiv Holding and our subsidiaries; (e) transactions among Vantiv Holding and our other subsidiaries with Advent or its affiliates if they are not on arm's-length terms or would require payments/incurrence of obligations of more than $1 million; (f) a material change to the strategic direction of Vantiv Holding and/or our other subsidiaries; (g) making any loans or series of related loans in excess of $250 million; (h) incurrences of indebtedness by Vantiv Holding or its subsidiaries if immediately following such incurrence our leverage ratio would be equal to or exceed 5 to 1; (i) changes to material terms and conditions of any equity incentive plan of Vantiv Holding; (j) capital expenditure contracts in excess of $75 million; (k) the payment or setting aside of any distributions; (l) issuances of new securities constituting more than 20% of total outstanding shares of Vantiv, Inc. (excluding any shares issuable in connection with the Warrant and the 2012 Incentive Equity Plan); (m) material tax elections; (n) submission of material tax returns; and (o) changes to capitalization or organization of any subsidiary (including the formation of any subsidiary) or any governance provisions of any subsidiary that would either circumvent the consent rights provided for in the Amended and Restated Vantiv Holding Limited Liability Company Agreement or materially and adversely affect any member holding 15% or more of the outstanding units in a manner differently or disproportionately than the other members. Furthermore, until Fifth Third Bank and its affiliates are no longer deemed to control the company under applicable banking laws, we and Vantiv Holding are required to refrain from engaging in any business that would not be permissible for Fifth Third Bank or its affiliates or that would reasonably require Fifth Third Bank or its affiliates to seek regulatory approval, whether under the BHC Act, Ohio law or other applicable federal or state law, without first providing notice to Fifth Third Bank and to use reasonable best efforts to assist Fifth Third Bank or its affiliates in obtaining such regulatory approval. No consent rights exercisable by Fifth Third Bank may be transferred to any third party.

        Upon a change of control, we will have the right to require Fifth Third Bank to participate in the proposed transaction with respect to the units held by Fifth Third Bank if (i) the change of control is approved pursuant to the consent rights described above or (ii) the change of control has been approved by the stockholders of Vantiv, Inc. in which Fifth Third Bank was eligible to vote its entire equity interest in Vantiv, Inc. on a fully diluted basis (without giving effect to the exercise of the Warrant currently held by Fifth Third Bank).

Warrant

        In connection with our separation from Fifth Third Bank in 2009, Fifth Third Bank received a Warrant on June 30, 2009, to purchase 20,378,027 Class C non-voting units of Vantiv Holding at an exercise price of approximately $15.98 per unit, subject to customary anti-dilution adjustments. The Warrant is (x) freely transferable, in whole or in part, (y) freely transferable in whole or in part by third parties and (z) freely exercisable by the holder thereof subject to (i) the receipt of a private ruling from the IRS stating that the exercise of the Warrant will not cause a deemed transfer taxable to Vantiv, Inc. of an interest in the capital of Vantiv Holding for tax purposes from Vantiv, Inc. to the party exercising the Warrant, or a capital shift that causes a taxable event for Vantiv, Inc., (ii) enactment of final U.S. income tax regulations to clarify that no taxes will be payable upon exercise of the Warrant due to a capital shift that causes a taxable event for Vantiv, Inc. or (iii) Fifth Third Bank or another creditworthy entity providing indemnity to us equal to 70% of any taxes payable by us in respect of any income or gain recognized by Vantiv Holding or Vantiv, Inc. resulting from such a capital shift that may be caused by the exercise of the Warrant (except in certain circumstances, including a change of control). If the Warrant is transferred to a third party that is not an affiliate of Fifth Third Bank, upon exercise of the Warrant, the Class C non-voting units will immediately be exchanged for, at our option, cash or Class A common stock. See "Exchange Agreement." The Warrant expires upon the earliest to occur of (i) June 30, 2029, and (ii) a change of control of Vantiv, Inc. (as defined in the revised Warrant Agreement) where the price paid per unit in such change of control minus the exercise price of the Warrant is less than zero.

Registration Rights Agreement

        We and Fifth Third Bank are party to a Registration Rights Agreement. Pursuant to the Registration Rights Agreement, Fifth Third Bank is entitled to certain demand and "piggyback" registration rights.

        In connection with any registration effected pursuant to the terms of the Registration Rights Agreement, we are required to pay for all of the fees and expenses incurred in connection with such registration, including registration fees, filing fees and printing fees. However, the underwriting discounts and selling commissions payable in respect of registerable securities included in any registration are to be paid by the persons including such registerable securities in any such registration on a pro rata basis. We have also agreed to indemnify the holders of registerable securities against all claims, losses, damages and liabilities with respect to each registration effected pursuant to the Registration Rights Agreement.

        In March and May 2014, secondary offerings took place in which Advent sold 18.78 million shares and Fifth Third sold 5.78 million shares, respectively, of our Class A common stock in underwritten public offerings. Advent's sale resulted in the disposition of its entire equity stake in the Company.

Business Agreements with Fifth Third Bank and Fifth Third Bancorp

Clearing, Settlement and Sponsorship Agreement and Treasury Management Agreement

        On June 30, 2009, the Company entered into a Clearing, Settlement and Sponsorship Agreement with Fifth Third Bank. Fifth Third Bank acts as our member "sponsor" to the Visa, MasterCard and other payment network associations because non-financial institutions (such as payment processors, independent sales organizations, third party service providers, merchants, non-member financial institutions) must obtain the "sponsorship" of a member bank in order to participate. Under this agreement Fifth Third Bank transfers the responsibility for all card association requirements and fees to us as a "sponsored participant." Fifth Third Bank is the primary provider of our payment network sponsorship. This agreement has a term of 10 years and terminates in June 2019.

        On June 30, 2009, the Company and Fifth Third Bank entered into the Treasury Management Agreement which provides for our use of Fifth Third Treasury Management services. Services available under this agreement include depository services, automated clearing house services, wire transfers and lockbox accounts.

        For the years ended December 31, 2014, 2013 and 2012, the Company paid Fifth Third approximately $2.8 million, $2.2 million and $1.4 million, respectively, for the services provided under these agreements. The Company also holds certain cash and cash equivalents on deposit at Fifth Third. At December 31, 2014 and 2013, approximately $362.8 million and $146.3 million, respectively, was held on deposit at Fifth Third. Interest income on such amounts during years ended December 31, 2014 and 2013 was approximately $1.7 and $1.4 million, respectively.

Referral Agreement

        On June 30, 2009, the Company entered into an exclusive referral arrangement with Fifth Third. Commercial and retail merchant clients of Fifth Third and its subsidiary depository institutions that request merchant (credit or debit card) acceptance services are referred exclusively to us. In return for these referrals and the resulting merchant relationships, we make ongoing incentive payments to Fifth Third. The agreement also provides for our referral of prospective banking clients to Fifth Third, in return for certain incentive payments. This agreement terminates in June 2019. Costs associated with this agreement totaled $0.3 million, $0.4 million and $0.5 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Services and Master Currency Processing Agreements

        On December 1, 2014, the Company entered into an Agent Bank Services Agreement with Fifth Third Bank (the "Agent Bank Services Agreement"), and agreed to provide Fifth Third Bank and its subsidiaries and affiliates services related to Fifth Third Bank's Agent Credit product including, but not limited to, data entry, telephone application support, cardholder chargeback processing, collections, marketing, and call center support. The Agent Bank Services Agreement is exclusive and terminates June 2017. On May 7, 2014, the Company entered into a Master Services Agreement with Fifth Third Bank (the "HSA Services

Agreement"), and agreed to provide Fifth Third Bank and its subsidiaries and affiliates services related to Fifth Third Bank's Health Savings Account products including, but not limited to, application data entry, collections, dispute services, mail inquiry responses and call center support. The HSA Services Agreement is exclusive and has an initial term that expires in June 2017 with potential successive one year renewal periods thereafter.

        On December 17, 2012, the Company entered into a Master Currency Processing Solutions "CPS" Agreement with Fifth Third. Services provided by Vantiv to Fifth Third under this agreement include terminal monitoring, transaction routing, transaction settlement, and reporting services of the cash recycler device. This agreement is not exclusive and has an initial term that expires in December 2017 with potential successive one year renewal periods thereafter.

        On June 30, 2009, the Company entered into a Master Services Agreement with Fifth Third Bancorp (the "EFT Services Agreement"), and agreed to provide Fifth Third Bancorp and its subsidiary depository institutions with various electronic fund transfer, or EFT, services including debit card processing and ATM terminal driving services. The EFT Services Agreement is exclusive and terminates June 2019.

        On January 7, 2003, a services agreement with Fifth Third Bank was entered into for the provision of certain card and check processing services (the "2003 Services Agreement"). The 2003 Services Agreement was terminated June 2014.

        Revenue, including network and other fees, pursuant to the services and master currency processing agreements described in this subsection was approximately $80.3 million, $79.4 million and $76.1 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Transition Services Agreement

        In conjunction with the separation transaction, the Company entered into a Transition Services Agreement, or TSA with Fifth Third Bank covering certain services required to support us as a stand-alone entity during the period following the separation transaction. These services involved IT services, back-office support, employee related services, product development, risk management, legal, accounting and general business resources. The TSA terminated on October 31, 2011. Subsequent to such date, we continue to receive certain non-material services from Fifth Third Bank. The total for services provided by Fifth Third Bank for the years ended December 31, 2014, 2013 and 2012 were $0.5 million, $0.5 million and $1.1 million, respectively.

Master Lease Agreement/Master Sublease Agreement

        On July 1, 2009, the Company entered into a five-year Master Lease Agreement and a five-year Master Sublease Agreement with Fifth Third and certain of its affiliates, that remains in effect in accordance with its terms, for the lease or sublease of a number of office and/or data center locations. Related party rent expense was approximately $3.8 million, $3.6 million and $3.7 million, respectively, for the years ended December 31, 2014, 2013 and 2012.

Senior Secured Credit Facilities

        On June 13, 2014, the Company completed a debt refinancing by entering into an amended and restated loan agreement ("Amended Loan Agreement"). The Amended Loan Agreement provides for senior secured credit facilities comprised of a $2.05 billion term A loan, a $1.4 billion term B loan and a $425 million revolving credit facility. Proceeds from the refinancing were primarily used to fund the acquisition of Mercury Payment Systems, LLC and to repay the prior term A loan. The prior revolving credit facility was also terminated. At December 31, 2014, the Company had $2.0 billion and $1.4 billion outstanding under the term A and term B loans, respectively, and there were no outstanding borrowings on the Company's revolving credit facility. As of December 31, 2014 and 2013, Fifth Third held $201.9 million and $343.6 million, respectively, of the term A loans. For the years ended December 31, 2014, 2013, and 2012, interest expense associated with these arrangements was $5.4 million, $7.3 million, and $10.2 million, respectively, and commitment fees were $0.2 million, $0.3 million, and $0.4 million, respectively.

Interest Rate Swap

        As of December 31, 2014, the Company had a total of 18 outstanding interest rate swaps that were designated as cash flow hedges of interest rate risk. Of the 18 outstanding interest rate swaps, 12 of them cover an exposure period from June 2014 through June 2017 and have a combined notional balance of $1.3 billion (amortizing to $1.1 billion). The remaining six interest rate swaps cover an exposure period from January 2016 through January 2019 and have a combined notional balance of $500 million. Fifth Third is the counterparty to 7 of the 18 total outstanding interest rate swaps with notional balances ranging from $318.8 million to $250.0 million.

Indemnification Agreements

        We have entered into indemnification agreements with each of our directors. These agreements, among other things, require us to indemnify each director to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys' fees, judgments, fines and settlement amounts incurred by the director in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person's services as a director.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending December 31, 2015 and the Board recommends that stockholders vote for ratification of such selection. Although ratification by stockholders is not required by law, the Company has determined that it is desirable to request ratification of this selection by the stockholders. If the stockholders do not ratify the selection of Deloitte & Touche LLP, the Audit Committee may reconsider its selection. Notwithstanding its selection or voting results, the Audit Committee, in its discretion, may appoint new independent registered public accountants at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.

        Deloitte & Touche LLP has audited our consolidated financial statements annually since it was first appointed in fiscal year 2009. We expect that representatives of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

Fees for Professional Services Rendered, Accrued for or Billed by Deloitte & Touche LLP during Fiscal Years 2014 and 2013

	Fiscal Year
	2014	2013
Audit Fees	$1,777,014	$2,077,400
Audit-Related Fees	319,500	251,100
Tax Fees	263,700	—
All Other Fees	2,135	2,130

Total	$2,362,349	$2,330,630

    "Audit Fees" consisted of fees for the audit of our annual consolidated financial statements and the reviews of our interim financial statements, services rendered in connection with the filing of registration statements, including our Form S-3 filings related to secondary public offerings, and the issuance of comfort letters and consents.

    "Audit-Related Fees" consisted of assurance services related to an assessment of the controls that support our IT control environment.

    "Tax Fees" consisted of fees related to the completion of Mercury Payment Systems, LLC pre-acquisition tax filings.

    "All Other Fees" consisted of an accounting information research tool.

Pre-Approval Policies and Procedures

        The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. Under the policy, the Audit Committee is required to pre-approve all audit and non-audit services performed by the Company's independent registered public accountants in order to ensure that the provision of such services does not impair the public accountants' independence. Pre- approval may be given as part of the Audit Committee's approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to the Chair of the Audit Committee, but the decision must be reported to the full Audit Committee at its next scheduled meeting. All fees described above were approved by the Audit Committee.

 AUDIT COMMITTEE REPORT

        The following is the report of the Audit Committee of our Board of Directors. The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2014 with our management. In addition, the Audit Committee has discussed with Deloitte & Touche LLP, our independent registered public accounting firm, the matters required to be discussed by standards promulgated by the American Institute of Certified Public Accountants (AICPA) and Public Company Accounting Oversight Board (PCAOB), including Statement on Auditing Standards No. 61 as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the PCAOB in Rule 3200T. The Audit Committee also has received the written disclosures and the letter from Deloitte & Touche LLP as required by the applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Deloitte & Touche LLP the independence of Deloitte & Touche LLP.

        Based on the Audit Committee's review of the matters noted above and its discussions with Deloitte & Touche LLP and our management, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Audit Committee Lee Adrean, Chair Gary Lauer Jeffrey Stiefler

ITEM 1:    ELECTION OF FOUR CLASS III DIRECTORS

        Our Board of Directors consists of 12 members. In accordance with our Amended and Restated Certificate of Incorporation, our Board of Directors is divided into three classes with staggered three-year terms. The term of the Class I directors expires at the 2016 annual meeting of stockholders, the term of the Class II directors expires at the 2017 annual meeting, and the term of the Class III directors expires at the 2015 Annual Meeting. At the 2015 Annual Meeting, the four Class III directors will be elected to serve a term expiring at the annual meeting of stockholders held in 2018. The holders of our Class A common stock elect three of the Class III directors, and Fifth Third Bank, as the holder of all of our outstanding Class B common stock, nominates and elects one of the Class III directors. As a result, the holders of our Class A common stock will be voting to elect Charles Drucker, David Mussafer and Jeffrey Stiefler, and Fifth Third Bank will be voting to elect its nominee, Greg Carmichael.

Nominees

        The Nominating and Corporate Governance Committee of the Board of Directors recommended, and the Board of Directors approved, Charles Drucker, David Mussafer and Jeffrey Stiefler as the Class A nominees for election at the Annual Meeting. Pursuant to our amended and restated certificate of incorporation, Fifth Third Bank, as the holder of our Class B common stock, has selected Greg Carmichael as the Class B nominee for election at the Annual Meeting. If elected, each of the nominees will serve as Class III directors with a term expiring at our annual meeting in 2018, and until a successor is qualified and elected or until his earlier resignation or removal. Each of the nominees is currently a director of the Company. Please see "Nominees" beginning on page 8 of this proxy statement for information concerning the nominees.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR each of Charles Drucker, David Mussafer, Jeffrey Stiefler and Greg Carmichael. If the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors (in the case of Charles Drucker, David Mussafer and Jeffrey Stiefler) or Fifth Third Bank (in the case of Greg Carmichael). We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

        The Board of Directors unanimously recommends that the Class A stockholders vote "FOR" the election of each of Charles Drucker, David Mussafer and Jeffrey Stiefler as Class III directors.

ITEM 2:    PROPOSAL TO APPROVE THE COMPANY'S EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

        As it did last year, Vantiv is asking its stockholders to approve, in a non-binding advisory vote, the compensation of Vantiv's Named Executive Officers, as disclosed in the Compensation Discussion and Analysis and the Executive Compensation sections of this proxy statement. The Compensation Committee values the opinions of the Company's stockholders. Accordingly, the Compensation Committee will consider the outcome of the vote on this proposal when it makes future decisions regarding executive compensation.

        Our executive compensation program is designed to provide a competitive compensation package that rewards individual and Company performance, reflects job complexity and responsibility, and ensures long-term motivation and retention. We seek to accomplish these goals in a way that is aligned with the long-term interests of our stockholders. To achieve these objectives, our executive compensation program follows these principles:

  •
  offer a total compensation opportunity that is competitive in our industry and sufficient to attract, retain and motivate executives who can drive our performance and lead us to achieve our short-term and long-term financial and strategic objectives

  •
  pay for performance by linking a majority of pay to Company performance and changes in stockholder value, while mitigating undue risk

  •
  align the interests of our executives and stockholders by using long-term equity-based incentives and maintaining stock ownership and retention guidelines that encourage a culture of ownership and reward executive officers for sustained and superior Company performance and stockholder return

        The Board of Directors recommends that stockholders approve the following resolution at the 2015 Annual Meeting:

  RESOLVED, that the stockholders of Vantiv, Inc. (the "Company") approve, on an advisory basis, the compensation of the Company's Named Executive Officers described in the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables and narrative in the Proxy Statement for the Company's 2015 Annual Meeting of Stockholders.

        For the reasons discussed above, the Board of Directors unanimously recommends that you vote FOR the approval of the compensation of our Named Executive Officers as disclosed in this proxy statement.

ITEM 3:    APPROVAL OF VANTIV, INC. EMPLOYEE STOCK PURCHASE PLAN

        We are asking our stockholders to approve the Vantiv, Inc. Employee Stock Purchase Plan (the "ESPP"), which, subject to stockholder approval, will provide for the issuance of up to 2,500,000 shares of our Class A common stock to eligible employees. The ESPP will provide our employees with the opportunity to purchase shares of our Class A common stock through accumulated payroll deductions, at a discount from the market price, thereby providing employees with the ability to acquire an equity interest in the Company. Participation in the ESPP will incentivize our employees and further align their interests with those of our stockholders. The ESPP is intended to be a qualified employee stock purchase plan under Section 423 of the Internal Revenue Code (the "Code") for participants who are employees of Vantiv, Inc. or domestic subsidiaries. The provisions of the ESPP, accordingly, will be construed so as to extend and limit ESPP participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. However, we may make offerings to the employees of foreign subsidiaries under the ESPP that are not intended to qualify under Section 423 of the Code.

        The Board of Directors, on the recommendation of the Compensation Committee, approved the ESPP on February 10, 2015, subject to stockholder approval at the Annual Meeting. If approved by our stockholders, the ESPP will become effective on the date of stockholder approval.

Summary of ESPP

        A copy of the ESPP is attached as Appendix A to this proxy statement. The summary that follows is qualified in its entirety by reference to the full text of the ESPP as set forth in Appendix A. Capitalized terms used in this summary that are not otherwise defined have the meanings given in the ESPP. We urge you to read the complete text of the ESPP.

Administration

        The Compensation Committee will administer the ESPP. The administrator will have full authority to, among other things, interpret the ESPP, determine offering periods and eligibility, adopt rules and regulations and make all other determinations necessary or advisable to administer the ESPP.

Shares Subject to the ESPP

        The ESPP authorizes the issuance of a total of 2,500,000 shares of our Class A common stock, which represents an overhang of approximately 1.7% based on the number of outstanding shares of Class A common stock as of December 31, 2014. The "overhang" is calculated as the total of (i) shares available for issuance under the ESPP, divided by (ii) the total number of shares of Class A common stock outstanding and shares available for issuance under the ESPP. The shares to be issued under the ESPP may consist of authorized but unissued shares of our Class A common stock, treasury shares or shares purchased on the open market. Any shares issued under the ESPP will reduce, on a share-for-share basis, the number of shares available for issuance under the ESPP. In the event of any change to our outstanding Class A common stock, such as a recapitalization, stock split or similar event, appropriate adjustments will be made to the ESPP and to each outstanding purchase right.

        Depending on the assumptions used, we expect that 2,500,000 shares will satisfy our equity needs under the ESPP for at least 10 years.

Purchase Rights, Offering Periods and Purchase Dates

        The ESPP operates by offering eligible employees the right to use accumulated payroll deductions to purchase shares of our Class A common stock (referred to as a purchase right) during designated offering periods established by the administrator. The maximum duration of an offering period may be up to 27 months under the ESPP with a single purchase date at the end of the offering period, or, if so determined by the administrator, the last day of each purchase period occurring within such offering period.

Eligibility and Participation

        Eligible employees of the Company and its designated subsidiaries may participate in the ESPP. The administrator, however, may, in its discretion, exclude from participation in any offering pursuant to the ESPP any employees (i) whose customary employment is 20 hours or less per week, (ii) whose customary employment is for not more than five months in any calendar year, (iii) who have been employed for less than one year or (iv) who are highly compensated employees within the meaning of Section 414(q) of the Code. In addition, any employee who, immediately after a purchase right is granted, owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company (as determined under Sections 423(b)(3) and 424(d) of the Code), will not be permitted to participate. As of March 12, 2015, after giving effect to these exclusions and also excluding our executive officers, who the Compensation Committee has determined will not be eligible to participate in the ESPP, we estimate that approximately 2,600 employees would have been eligible to participate in offerings pursuant to the ESPP.

        In order to participate in the ESPP, an employee who is eligible at the beginning of an offering period will submit an enrollment form and authorize payroll deductions. A participating employee's accumulated deductions will be used each purchase date to buy shares of Class A common stock at the applicable purchase price (as described below). An employee may authorize contributions up to such limits (expressed as a percentage of compensation or another basis) as the administrator may establish. Notwithstanding the foregoing, no employee will be permitted to purchase shares pursuant to the ESPP or any other employee stock purchase plan intended to qualify under Section 423 of the Code at a rate which exceeds $25,000 for each calendar year (as determined under applicable provisions of the Code).

        A participating employee may withdraw from the ESPP during an offering period, and his or her accumulated payroll deductions not yet applied to purchase shares will be refunded.

Purchase Price

        The purchase price of the shares of Class A common stock acquired on each purchase date will be determined by the administrator in advance of any purchase period, but will not be less than 85% of the lesser of (i) the last sale price per Class A share on the first day of the offering period or (ii) the last sale price per Class A share on the purchase date.

Termination of Employment

        If a participant's employment is terminated for any reason, he or she is no longer eligible to participate in the ESPP. Any accumulated payroll deductions not yet applied to purchase shares will be refunded.

Special Provisions for Foreign Subsidiaries

        In order to comply with the laws or regulations in foreign countries or to otherwise facilitate administration of the ESPP, the administrator shall have the authority to (i) modify the terms and conditions of the ESPP as applicable to individuals outside the United States to comply with applicable foreign laws or regulations, tax policy, accounting principles or customs or to facilitate administration; (ii) establish sub-plans and modify administrative procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such sub-plans and/or modifications shall be attached to the ESPP as appendices); and (iii) take any action that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or applicable laws.

Stockholder Rights

        A participating employee will not have any voting, dividend or other stockholder rights with respect to the shares covered by his or her purchase right until the shares are actually purchased by the employee. We may require that shares purchased pursuant to the ESPP be retained by a designated broker or agent for a period of time and/or establish other procedures to permit tracking of disqualifying dispositions.

Assignability

        Purchase rights under the ESPP will not be assignable or transferable, except by will or the laws of descent and distribution.

Change in Control

        In the event the Company is acquired by merger or sale of all or substantially all of its assets or outstanding capital stock, then all outstanding purchase rights under the ESPP shall automatically be exercised immediately prior to the effective date of such acquisition and all accumulated payroll deductions will be applied to the purchase of shares. In addition, in accordance with the principles of Section 423, the administrator may create special offering periods or special purchase dates for individuals who become employees in connection with the acquisition of another company or cease to be employees in connection with the disposition of any portion of the Company or its subsidiaries.

Amendment and Termination

        The administrator may at any time amend, modify, suspend or terminate the ESPP; provided, however, that any amendment which would (i) increase the number of shares available for issuance, (ii) lower the minimum purchase price, (iii) change the individual purchase right limits, (iv) change the class of employees eligible to participate, or (v) require stockholder action under any applicable law, regulation or rule, shall be subject to the approval of the Company's stockholders to the extent required.

Term

        The ESPP will terminate upon the earlier of: (i) the termination of the ESPP by the administrator; or (ii) the date on which no more shares are available for issuance.

U.S. Federal Income Tax Consequences

        The following is a summary of the principal United States federal income taxation consequences to us and participants subject to U.S. taxation with respect to participation in the ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state, or foreign jurisdiction in which a participant may reside.

        The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Under such an arrangement, no taxable income will be recognized by a participant, and no deductions will be allowable to us, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until either there is a sale or other disposition of the common shares acquired under the ESPP or in the event the participant should die while still owning the purchased common shares.

        If a participant sells or otherwise disposes of the purchased shares within two years from the first day of the purchase period in which such shares were acquired or within one year from the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess the participant includes in income.

Any additional gain or loss recognized on the disposition of the shares will be short- or long-term capital gain or loss, depending on the length of time the participant holds the shares after the purchase date.

        If a participant sells or disposes of the purchased shares more than two years from the first day of the purchase period in which the shares were acquired and more than one year from the actual purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the lower of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) the amount by which the fair market value of the shares on the first day of the purchase period exceeded the purchase price (computed as of the first day of the purchase period, i.e., the grant date, even if the last sale price of the shares on the last U.S. business day of the purchase period is actually used to calculate the purchase price) of the shares. Any additional gain or loss upon the disposition will be taxed as a long-term capital gain or loss. We will not be entitled to an income tax deduction with respect to such disposition.

        If a participant still owns the purchased shares at the time of death, his or her estate will recognize ordinary income in the year of death equal to the lower of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) the amount by which the fair market value of the shares on the first day of the purchase period exceeded the purchase price (computed as of the grant date).

Non-U.S. Income Tax Consequences

        The income taxation consequences to participants and the Company and its subsidiaries with respect to participation in the ESPP vary by country.

New Plan Benefits

        The benefits to be received by our employees as a result of the adoption of the ESPP are not determinable, since the amounts of future purchases are based on elective participant contributions. As discussed above, the Compensation Committee has determined that executive officers will not be eligible to participate in the ESPP. As of the date hereof, no purchase rights have been granted and no shares have been issued pursuant to the ESPP.

        The Board of Directors unanimously recommends that you vote FOR the approval of the Vantiv, Inc. Employee Stock Purchase Plan.

ITEM 4:    APPROVAL OF THE VANTIV, INC. ANNUAL INCENTIVE COMPENSATION PLAN

        Vantiv is submitting the Vantiv, Inc. Annual Incentive Compensation Plan (referred to in this section of the proxy statement as the "AIP") for stockholder approval to meet the requirements under Section 162(m) of the Internal Revenue Code for amounts paid under the AIP to certain of our executive officers to be tax deductible to the Company. The AIP provides for cash payments based on the achievement of pre-established performance goals over a designated performance period, generally one fiscal year. Amounts paid to our executive officers under the AIP are intended to qualify as "performance-based compensation" for purposes of Section 162(m).

        A copy of the AIP is attached as Appendix B to this proxy statement. The summary that follows is qualified in its entirety by reference to the full text of the AIP as set forth in Appendix B. Capitalized terms used in this summary that are not otherwise defined have the meanings given in the AIP. We urge you to read the complete text of the AIP.

        If our stockholders fail to approve the AIP, the Committee will retain the right to use other short-term incentive arrangements that do not benefit from Section 162(m). However, nothing in this proposal precludes the Company or the Committee from granting awards that do not qualify for tax deductibility under Section 162(m), nor is there any guarantee that awards intended to qualify for tax deductibility under Section 162(m) will ultimately be viewed as so qualifying by the Internal Revenue Service.

Summary of the AIP and Performance Goals

Purpose

        The purpose of the AIP is to provide participants with the opportunity to earn incentive payments based upon the extent to which specified performance goals have been achieved or exceeded for a specified performance period.

Administration

        The AIP will be administered by the Compensation Committee or such other committee designated by the Board (the "Committee"), which Committee, for purposes of the AIP, is required to be composed of members of the Board who qualify as "outside directors" within the meaning of Section 162(m) and "non-employee" directors within the meaning of Rule 16(b)-3 of the Exchange Act. The Committee has authority to interpret the AIP and maintain administrative guidelines relating to the AIP. The Committee may delegate authority under the AIP to the chief executive officer or another executive officer but not with respect to employees who are "covered employees" within the meaning of Section 162(m).

Eligibility and Participation

        All full-time or part-time executive officers and other key employees who are actively employed by Vantiv or its subsidiaries during any performance period will be eligible to participate in the AIP for that performance period. The Committee will determine those eligible employees who will participate in the AIP. Based on current eligibility levels, as of March 12, 2015, approximately 1,700 employees would have been eligible to be selected to participate in the AIP.

        To meet the requirements of Section 162(m), certain more restrictive provisions of the AIP apply only to "covered employees" (the Company's chief executive officer and our three most highly paid named executive officers other than the chief executive officer and the chief financial officer) and officers whom, in the Committee's judgment, are likely to be a covered employee at any time during the performance period.

Award Determination

        Prior to the beginning of each performance period, or as soon as practicable thereafter, the Committee will establish performance goals for that performance period for each participant or for any group of participants. To the extent necessary for an award to be qualified performance-based compensation under Section 162(m), performance goals shall be based exclusively on one or more of the following objective measures: net sales; net revenue; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income or loss (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of share price; market share; gross profits; earnings or loss (including earnings or loss before interest and/or taxes, or earnings before interest, taxes, depreciation and/or amortization, including, in each case, subject to specified adjustments); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; gross margin; cash margin; year-end cash; debt reduction; shareholder equity; operating efficiencies; market share; customer satisfaction; customer growth; employee satisfaction; research and development achievements; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections; financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the company's equity or debt securities; factoring transactions; sales or licenses of the company's assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); and implementation, completion or attainment of measurable objectives with respect to research, development, commercialization, products or projects, production volume levels, acquisitions and divestitures; factoring transactions; and recruiting and maintaining personnel.

        To the extent consistent with the requirements for satisfying the performance-based compensation applicable exception under Section 162(m), the Committee may provide in the case of any award intended to qualify for such exception that one or more of the foregoing performance measures applicable to such award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, unusual or infrequent events, realized investment gains or losses, acquisitions or dispositions, asset write downs, litigation or claim judgments or settlements, discontinued operations, business interruption events, reserve changes, catastrophes, tax law or accounting changes and restructuring expenses) occurring during the applicable performance period that affect the applicable performance goal or goals; accordingly, performance measures based on or more financial metrics may be established on a GAAP or adjusted GAAP basis.

        Performance measures may be established on an absolute or relative basis and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments. Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices.

        Prior to the beginning of each fiscal year, or as soon as practicable thereafter, the Committee will also establish, for each participant, various levels of award payments depending upon the level of achievement of the performance goals. The level of award may be expressed in terms of a fixed cash amount, the allocation of a bonus pool or a percentage of base annual salary.

        Final awards will be based on the level of achievement of the performance goals and the predetermined award payout levels. Except with respect to covered employees, the Committee has the discretion to adjust performance goals and payout levels during a fiscal year under certain circumstances.

With respect to "covered employees," the Committee can reduce or eliminate the amount of the final award; however the reduction or elimination of an award may not increase any other award.

        No participant may receive an award for any performance period of one year under the AIP of more than $5,000,000. The maximum amount shall be proportionately adjusted to performance periods that are less than or greater than one year and if there are two or more performance periods that coincide during any calendar year, in no event shall the aggregate amount payable to any participant with respect to all such performance periods for such calendar year exceed $10 million.

Payments

        The Company will pay all awards under the AIP in cash or Company common stock under the Company's equity plan or a combination thereof on or before the March 15th following the end of the fiscal year to which the award relates after the Committee certifies in writing that the performance goals and any other relevant terms of the awards have been satisfied. The Committee may permit or require participants to defer payments of awards.

Clawback Policy

        All awards paid under the AIP may be recovered by the Company pursuant to the terms of any clawback or similar policy implemented by the Company, any other agreement or arrangement between the Company and a participant or otherwise as required by law.

Termination

        The AIP will remain in effect until it is terminated by the Committee or the Board.

Amendment

        The Committee may suspend or terminate the AIP or any portion thereof at any time, or may modify or amend it in whole or in part, subject to any requirement for stockholder approval imposed by applicable law, including Section 162(m). No amendment, suspension, or termination of the AIP may materially and adversely affect the rights of a participant to a payment or distribution to which the participant is entitled without the participant's consent.

Plan Benefits

        Since awards under the AIP are determined by the Committee in its sole discretion and awards under the AIP are based on the future achievement of performance goals to be established by the Committee, we cannot determine the benefits or amounts that will be received or allocated in the future under the AIP.

        The Board of Directors unanimously recommends that you vote FOR the approval of the Vantiv, Inc. Annual Incentive Compensation Plan.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information as of December 31, 2014 regarding the Company's equity compensation plans. The only plan pursuant to which the Company may currently make additional equity grants in the Vantiv, Inc. 2012 Equity Incentive Plan.

	[a]	[b]	[c]
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column [a])
Equity compensation plans approved by stockholders	2,819,718	$26.77	26,604,192	(2)
Equity compensation plans not approved by stockholders	—	—	—

Total	2,819,718	$26.77	26,604,192	(2)(3)

(1)
Column [a] includes the following outstanding equity-based awards:

•
1,269,322 stock options.

•
1,042,299 restricted stock units.

•
508,097 performance share units.

(2)
The 2012 Equity Incentive Plan had 35.5 million shares initially authorized for issuance. In addition to these 35.5 million shares, the following shares will become available for grant under the 2012 Equity Incentive Plan, and, to the extent such shares became available as of December 31, 2014, they are included in the table as available for grant: (i) shares covered by outstanding awards under the 2012 Equity Incentive Plan that are forfeited or otherwise terminated or settled in cash or other property rather than settled through the issuance of shares; and (ii) shares that are used to pay the exercise price of stock options and shares used to pay withholding taxes on equity awards generally.

(3)
Additionally, at the time of the acquisition of Mercury Payment Systems, LLC, the Company registered and issued 1.8 million shares under the Mercury Payment Systems, LLC 2010 Unit Incentive Plan, as Restated and Assumed by Vantiv, Inc. The awards issued were stock options, which have been excluded in the table above. As of December 31, 2014 there were 1.4 million outstanding options remaining with a weighted-average exercise price of $16.17.

ITEM 5:    RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Deloitte & Touche LLP, an independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending December 31, 2015. The Board of Directors is asking that you ratify this appointment. Although ratification by stockholders is not required by law, the Company has determined that it is desirable to request ratification of this selection by the stockholders. If the stockholders do not ratify the selection of Deloitte & Touche LLP, the Audit Committee may reconsider its selection. Notwithstanding its selection or voting results, the Audit Committee, in its discretion, may appoint new independent registered public accountants at any time during the year if the Audit Committee believes that such a change would be in the best interests of Vantiv and its stockholders.

        We expect that representatives of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

        The Board of Directors unanimously recommends you vote FOR the ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015. Proxies received by the Board of Directors will be voted FOR this proposal unless they specify otherwise.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires Vantiv's directors, executive officers, and any persons who own more than 10% of our common stock ("reporting persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. These reporting persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 that they file with the SEC. Based on a review of such forms filed with the SEC and written representations from our reporting persons, Vantiv believes that all forms were filed in a timely manner during fiscal 2014.

OTHER MATTERS

        The Board of Directors does not know of any matters that will be brought before the Annual Meeting other than those listed in this proxy statement. If any other matters are properly introduced at the meeting for consideration, including consideration of a motion to adjourn the meeting to another time or place, the individuals named on the enclosed form of proxy will have authority to vote on such matters in their discretion.

INCORPORATION BY REFERENCE

        The information contained above under the captions "Compensation Committee Report" and "Audit Committee Report" shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor will such information be incorporated by reference into any future SEC filing except to the extent that we specifically incorporate it by reference into such filing.

ADDITIONAL INFORMATION

Stockholder Proposals and Other Business for our Annual Meeting in 2016

        If you want to submit a proposal for possible inclusion in our proxy statement and form of proxy for the 2016 annual meeting of stockholders, you must ensure your proposal is received by us on or before November 13, 2015 and is otherwise in compliance with the requirements of SEC rules, including Exchange Act Rule 14a-8.

        Our Bylaws provide that other business, including stockholder nominations for director, may not be brought before an annual meeting unless it is (1) specified in the notice of meeting (which includes stockholder proposals that the Company is required to include in its proxy statement under Exchange Act Rule 14a-8), (2) properly brought by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (3) brought by a stockholder of the Company on the record date who has delivered the requisite notice to the principal executive office of the Company (containing the information specified in the Bylaws). To be timely for the 2016 Annual Meeting, the requisite notice must be delivered no earlier than December 30, 2015 nor later than January 29, 2016. If the date of the 2016 Annual Meeting is more than 30 days before or more than 60 days after April 28, 2016, our Bylaws provide that notice by the stockholder must be received no later than the 10th day following the date on which public announcement of the date of the 2016 Annual Meeting is first made by Vantiv.

        A copy of the full text of the Company's Bylaws may be obtained online on our website at www.vantiv.com in the Corporate Governance section of our Investor Relations webpage or upon written request to the Corporate Secretary at 8500 Governors Hill Drive, Symmes Township, Ohio 45249.

Solicitation of Proxies

        The above notice and proxy statement are sent by order of the Board of Directors.

Nelson F. Greene Chief Legal Officer and Secretary

Dated: March 12, 2015

APPENDIX A

VANTIV, INC.
EMPLOYEE STOCK PURCHASE PLAN

Adopted by the Board of Directors: February 10, 2015
Approved by the Stockholders:

SECTION 1
PURPOSE

        The purpose of the Vantiv, Inc. Employee Stock Purchase Plan (the "Plan") is to encourage and facilitate stock ownership by Employees by providing an opportunity to purchase Common Stock through accumulated Contributions. The Plan is intended to be a qualified employee stock purchase plan under Section 423 of the Code for Participants who are employees of Vantiv, Inc. or Subsidiaries of Vantiv, Inc. in the United States. The provisions of the Plan, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. Notwithstanding the foregoing, the Company may make Offerings under the Plan that are not intended to qualify under Section 423 of the Code to the extent deemed advisable for Subsidiaries outside the United States (each, a "Non-423 Offering"). Furthermore, the Company may make separate Offerings under the Plan, each of which may have different terms, but each separate Offering (other than a Non-423 Offering) will be intended to comply with the requirements of Section 423 of the Code.

SECTION 2
DEFINITIONS

        Whenever used herein, the following terms shall have the respective meanings set forth below.

        (a)   "Applicable Laws" means the requirements relating to or impacting the administration of equity-based awards and the related issuance of shares of Common Stock under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the Plan.

        (b)   "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s). Until and unless the Board of Directors of the Company determines otherwise, the Compensation Committee of the Board is deemed appointed by the Board to administer the Plan and shall have all powers of the Board under the Plan, provided, however, that this delegation is non-exclusive such that the Board of Directors shall also be entitled to exercise all powers of the Board under the Plan.

        (c)   "Code" means the U.S. Internal Revenue Code of 1986, as amended, including, for these purposes, any regulations or other official applicable guidance promulgated by the Internal Revenue Service with respect to the provisions of the Code and any successor thereto.

        (d)   "Committee" means the Compensation Committee of the Board or such other committee of the Board as the Board shall designate. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and Applicable Laws.

        (e)   "Common Stock" means the Class A common stock of the Company (including any new, additional or different stock or securities resulting from any change in corporate capitalization as listed in Section 9.5).

        (f)    "Company" means Vantiv, Inc., a Delaware corporation, and any successor thereto.

        (g)   "Compensation" means, with respect to any Offering Period, a Participant's regular and recurring straight time gross earnings, payments for overtime and shift premiums, incentive compensation, bonuses and other similar compensation payable in the form of cash. The Board, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for any subsequent Offering Period, consistent with the requirements of Section 423 of the Code for any Offering qualified under Section 423 of the Code. In addition, the Board has the authority to make decisions about how Compensation should be interpreted for Employees outside the United States to the extent there are items of compensation or remuneration not specifically addressed above.

        (h)   "Contributions" means a Participant's after-tax contributions of Compensation by payroll deduction (or other means of contributions that may be permitted under the Plan) pursuant to Section 5.4, and authorized by the Employer pursuant to Sections 5.3 and 5.4.

        (i)    "Employee" means any individual designated as an employee of Employer on the payroll records thereof. A Participant shall be deemed to have ceased to be an Employee either upon a Terminating Event or upon the entity employing the Participant ceasing to be an Employer.

        (j)    "Employer" means the Company and any Subsidiary whose employees are expressly permitted to participate in the Plan by the Board pursuant to Section 4. With respect to a particular Employee, Employer means the Company or Subsidiary, as the case may be, that directly employs the Employee.

        (k)   "Fair Market Value" means the fair market value on any date of the Common Stock as determined by the Board by the reasonable application of such reasonable valuation method, consistently applied, as the Board deems appropriate (which determination shall, to the extent applicable, be made in a manner that complies with Section 409A of the Code); provided, however, that if the Common Stock is readily tradable on an established securities exchange or securities market, Fair Market Value on any date shall be the last sale price reported for the shares of Common Stock on such exchange or market on such date or, if no sale is reported on such date, on the last date preceding such date on which a sale was reported.

        (l)    "Offering" means an offering of Common Stock pursuant to the Plan.

        (m)  "Offering Date" means, for any Offering Period, the first day of such Offering Period.

        (n)   "Offering Period" means a period, established by the Board during which the Offering is outstanding, which shall not exceed twenty-seven (27) months from the Offering Date (or the expiration or such other applicable period specified under Section 423(b)(7) of the Code, or any successor provision of the Code thereto).

        (o)   "Participant" means an Employee who has become a participant in a Purchase Period in accordance with Section 5.3 and remains a participant in accordance with the Plan.

        (p)   "Purchase Date" means for any Offering Period, the last day of such Offering Period, or, if so determined by the Board, the last day of each Purchase Period occurring within such Offering Period.

        (q)   "Purchase Period" means a period, established by the Board, included within an Offering Period and on the final day of which outstanding Purchase Rights are exercised.

        (r)   "Purchase Price" has the meaning set forth in Section 5.6.

        (s)   "Purchase Right" means the right to purchase Common Stock granted to an Employee under Section 5.

        (t)    "Subsidiary" means any present or future corporation which is or would be a "subsidiary corporation" of the Company as the term is defined in Section 424(f) of the Code.

        (u)   "Terminating Event" means a Participant's termination of employment with the Employer for any reason or any other event that causes such Participant to no longer meet the requirements of Section 4; provided, however, that, for purposes of the Plan, an individual's employment relationship is still considered to be continuing intact while such individual is on sick leave, or other leave of absence approved in accordance with Employer policy; provided further, however, that if such period of leave of absence exceeds three (3) months and the individual's right to reemployment is not guaranteed either by statute or by contract, then, solely for purposes of the Plan, the employment relationship shall be deemed to have terminated three (3) months and one (1) day following the commencement of such leave. A transfer of a Participant's employment between or among the Company and any Subsidiary or Subsidiaries shall not be considered a Terminating Event; provided that following such transfer of employment the Participant continues to be employed by the Company or a Subsidiary whose employees are not excluded from participation in the Plan pursuant to Section 4(c).

        (v)   "Total Contributions" means, with respect to a Participant on any given date and for any given Purchase Period, the aggregate of the Contributions of such Participant on or prior to such date, less amounts previously used to purchase Common Stock or otherwise withdrawn or distributed with respect to such Purchase Period.

SECTION 3
ADMINISTRATION

        3.1    Administration by the Board.    The Plan shall be administered by the Board. The Board shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentences of this Section 3, subject to the express provisions of the Plan, the Board shall have full and exclusive discretionary authority to interpret, construe and apply any and all provisions of the Plan and any agreements, forms, and instruments relating to the Plan; prescribe the forms of all agreements, forms, and instruments relating to the Plan; designate Subsidiaries as participating Employers in the Plan; designate separate Offerings under the Plan; determine eligibility to participate in the Plan; adopt rules and regulations for administering the Plan; adjudicate and determine all disputes arising under or in connection with the Plan; determine whether a particular item is included in Compensation; and make all other determinations deemed necessary or advisable for administering the Plan. Decisions, actions and determinations by the Board with respect to the Plan or any agreement shall be final, conclusive and binding on all parties. Subject to Applicable Laws, rules, and regulations, the Board may, in its discretion, from time to time, delegate all or any part of its responsibilities and powers under the Plan to any employee or group of employees of the Company or any Subsidiary, and revoke any such delegation at any time. Notwithstanding any provision to the contrary in the Plan, the Board may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. Without limiting the generality of the foregoing, the Board is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of payroll deductions, making of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates which vary with applicable local requirements, and information to be provided to the Board regarding dispositions of Common Stock that has been acquired pursuant to a Purchase Right.

        3.2    Authority of Officers.    Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company in the Plan, provided that the officer is duly authorized with respect to such matter, right, obligation, determination or election.

 SECTION 4
ELIGIBILITY

        4.1    General Rule.    Except as otherwise provided herein, all Employees shall be eligible to participate in the Plan.

        4.2    Exclusions.

          (a)   Notwithstanding the provisions of Section 4.1, the Board, at its sole discretion, may (but is not required to) exclude from participation (to the extent compliant with the Section 423 of the Code rules regarding equal rights and privileges) in any offering made under the Plan any Employees (i) whose customary employment is twenty (20) hours per week (or such lesser period of time as may be determined by the Board), (ii) whose customary employment is for not more than five (5) months in any calendar year (or such lesser period of time as may be determined by the Board), (iii) who have been employed less than two (2) years (or such lesser period of time as may be determined by the Board), or (iv) who are highly compensated employees (within the meaning of Section 414(q) of the Code). With respect to a Non-423 Offering, the Board may limit or expand eligibility further.

          (b)   Notwithstanding Section 4.1, any Employee who, immediately after a Purchase Right is granted, applying the rules under Sections 423(b)(3) and 424(d) of the Code to determine stock ownership, owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, shall not be entitled to participate in the Plan.

          (c)   For the avoidance of doubt, any Employee of any Subsidiary which has not been designated by the Board as an Employer hereunder shall be excluded from the Plan.

SECTION 5
STOCK PURCHASES

        5.1    Stock to Be Issued.    Subject to the provisions of Sections 5.7 and 9.5, the number of shares of Common Stock that may be issued or delivered under the Plan (including any sub-plans and/or modifications as may be established by the Board as provided in Section 9.8) shall not exceed 2.5 million shares. The shares to be delivered to Participants, or their beneficiaries, under the Plan may consist, in whole or in part, of authorized but unissued shares, not reserved for any other purpose, treasury shares or shares acquired on the open market. Until the shares are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.

        5.2    Grant of Purchase Rights.    Subject to Section 4, the Company shall offer Purchase Rights under the Plan to all Employees. Purchase Rights shall be granted on such dates as shall be determined by the Board. The term of each Purchase Right for a specific Purchase Period shall end on the Purchase Date established by the Board for such Purchase Period prior to the Offering Date of such Purchase Right (or such earlier date determined pursuant to Sections 9.6 or 9.7). Subject to the provisions of Section 5.4, the number of shares of Common Stock subject to a Participant's Purchase Right shall be the lesser of: (i) the quotient of (A) the Total Contributions made by such Participant in accordance with Section 5.4 divided by (B) the Purchase Price for each share of Common Stock purchased pursuant to such Purchase Right; or (ii) the maximum number of shares that is established, and, in the context of an aggregate maximum for all Participants, allocated, by the Board with respect to the Purchase Period prior to the Offering Date. The Board may determine whether and, if so, how fractional shares will be included in the determination of the shares subject to each Purchase Right.

        5.3    Participation and Payroll Deductions.    An Employee who meets the requirements of Section 4 may participate in the Plan under this Section 5 by completing enrollment in the form or manner prescribed by the Board, and by satisfying such other conditions or restrictions as the Board shall establish in accordance with the Plan. Each Participant shall at the time of such election authorize a payroll deduction from the Participant's Compensation to be made as of any future payroll period. Any election to authorize payroll deductions shall be effective on such date as the Board may determine after the date of completion of enrollment in the manner prescribed by the Board.

        5.4    Participant Contributions.    Individual bookkeeping accounts shall be established for each Participant (each a "Plan Account") to which shall be credited the amount of the Contributions. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions except where the Company in its sole discretion (unless legally required) determines that Contributions be deposited with an independent third party or otherwise segregated from the Company's general corporate funds. An Employee may authorize Contributions in terms of whole percentages of Compensation (or on such other basis and subject to such limits as the Board may establish), up to a limit the Board may determine. Notwithstanding any provisions of the Plan to the contrary, a Participant shall not be permitted to purchase Common Stock pursuant to Purchase Rights under the Plan and under any other employee stock purchase plan of the Company or any Subsidiary which is intended to qualify under Section 423 of the Code, at a rate which exceeds $25,000 in Fair Market Value, determined at the time the Purchase Right is granted (or such other amount as may be adjusted from time to time under applicable provisions of the Code), for each calendar year in which any Purchase Right granted to such Employee is outstanding at any time. Except as provided in Section 5.8, if a Participant has a Terminating Event, (i) such Participant may not make further Contributions, and (ii) his or her outstanding Purchase Rights shall terminate and any amount of cash then credited to his or her Plan Account shall be returned to the Participant or his or her designated beneficiary pursuant to the Plan, as applicable. No interest shall accrue on amounts credited to any Plan Account (unless legally required) or distributed to any Participant or designated beneficiary pursuant to the Plan.

        5.5    Exercise of Purchase Rights.    Unless a Participant withdraws from the Plan as provided in Section 6.2, on the Purchase Date (or such other period as the Board or its delegate may determine), the cash balance in such Plan Account on such Purchase Date shall be used to exercise the Participant's Purchase Right to the extent that such balance is sufficient to purchase whole shares of Common Stock subject to such Purchase Right at the Purchase Price. No fractional shares will be issued unless specifically provided for in the Offering. Any Contributions accumulated in a Participant's Plan Account that are not sufficient to purchase a full share shall be retained in such account for any remaining or subsequent Purchase Period, subject to earlier withdrawal by the Participant as provided in Section 6. Any Contributions in excess of annual stock purchase limits will be returned to the Participant on the pay date following the Purchase Date without interest. Any other monies remaining in the Plan Account after the Purchase Date shall be returned to the Participant or his or her beneficiary (as applicable) in cash, without interest, within thirty (30) days following the Purchase Date. If the number of shares of Common Stock that Participants become entitled to purchase under the Plan is greater than the shares of Common Stock offered in a particular Purchase Period or remaining available under the Plan, as applicable, the available shares of Common Stock shall be allocated by the Board among such Participants in as uniform a manner as will be practicable and as the Board determines is fair and equitable.

        5.6    Purchase Price.    Except as provided in Section 5.8, the Purchase Price per share of Common Stock (the "Purchase Price") to be paid by each Participant on each exercise of the Participant's Purchase Right shall be specified by the Board, in its discretion (subject to compliance with Section 423 of the Code for a qualified Offering under Section 423 of the Code), in advance of any Purchase Period; provided, however, that the Board shall not specify a Purchase Price that is less than the lesser of (i) eighty-five percent (85%) (or such greater percentage as the Board may authorize uniformly with respect to all affected Participants) of the Fair Market Value of a share of Common Stock on the Offering Date, or (ii) eighty-five percent 85% (or such greater percentage as the Board may authorize uniformly with respect to all affected Participants) of the Fair Market Value of a share of Common Stock on the Purchase Date.

        5.7    Canceled, Terminated or Forfeited Purchase Rights.    Any shares of Common Stock subject to a Purchase Right which for any reason are canceled, terminated or otherwise forfeited without the issuance of any Common Stock shall again be available for Purchase Rights under the Plan.

        5.8    Change in Employment Status Due to Death or Permanent Disability.    Upon a Terminating Event resulting from a Participant's death or permanent disability (as determined by the Board), the Participant's participation in the Plan shall terminate immediately, subject to Applicable Law. In such event, the Participant's Plan Account balance that has not been used to purchase shares shall be paid in accordance with Applicable Laws.

SECTION 6
DEDUCTION CHANGES, WITHDRAWAL DURING EMPLOYMENT AND DISTRIBUTIONS

        6.1    Deduction Changes.    Once a Participant has authorized Contributions for a Purchase Period, the Participant may change the selected rate of Contributions by providing notice to the Company of such change (subject to any limitations imposed by the Board for an Offering Period).

        6.2    Withdrawals During Employment.    A Participant may at any time (subject to such notice requirements or other limitations as the Board may prescribe), and for any reason, cease participation in the Plan and withdraw all cash, if any, in his or her Plan Account pursuant to Section 8. The Participant may thereafter recommence participation in any succeeding Offering Period following completion of a new enrollment form or other enrollment method prescribed by the Board pursuant to Section 5.3.

        6.3    Distribution of Contributions During Employment.    Unless the Board otherwise determines, if a Participant ceases to make Contributions during an Offering Period at any time prior to a Terminating Event, any cash balance then held in the Participant's Plan Account shall automatically be distributed to such Participant as soon as administratively practicable on the next available pay date after the effective date of such cessation. The Board may decrease a Participant's rate of Contributions, but not below zero percent, at any time during a Purchase Period to the extent necessary to comply with Section 423(b)(8) of the Code or Section 5.4 of the Plan.

SECTION 7
DELIVERY OF SHARES

        As soon as reasonably practicable after each Purchase Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares purchased upon exercise of his or her Purchase Right in a form determined by the Board (in its sole discretion) and pursuant to rules established by the Board. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any Purchase Right granted under the Plan until such shares have been purchased and delivered to the Participant, including to a broker designated by the Company, as provided in this Section 7.

SECTION 8
WITHDRAWALS AND DISTRIBUTIONS UPON TERMINATION

        Upon a Terminating Event or termination of the Plan under Section 9.7, all amounts held for the benefit of a Participant shall be distributed to such Participant or his or her beneficiary or estate. Any withdrawal or other distribution shall be made in the form of cash with respect to accumulated Contributions.

SECTION 9
MISCELLANEOUS PROVISIONS

        9.1    Withholding and Other Obligations.    The Company or a Subsidiary shall have the right and power to deduct from all payments or distributions hereunder, or require a Participant or beneficiary to remit promptly upon notification of the amount due (or indemnify the Company or Subsidiary for any such amounts), or otherwise satisfy by any method as determined by the Company in its sole discretion, an amount (which may, if permitted by the Board, include shares of Common Stock) to satisfy any federal, state, local or foreign taxes or any other tax or social insurance contribution liability or any other required amounts or other obligations required by law with respect to any Purchase Right or shares of Common Stock. The Company may defer delivery of Common Stock until such withholding requirements are satisfied. The Board may, in its discretion, permit a Participant or beneficiary to elect, subject to such conditions as the Board shall impose, to have a number of whole (or, at the discretion of the Board, whole and fractional) shares of Common Stock otherwise issuable under the Plan withheld that, based on their Fair Market Value on the date immediately preceding the Purchase Date, is a sufficient number, but not more than is required, to satisfy the withholding tax obligations. The Company makes no representations or undertakings regarding any taxes, social insurance contributions, or other required amounts in relation to the Plan and does not commit to and is under no obligation to structure the terms or any aspect of the Plan to reduce or eliminate Participant's obligations hereunder or achieve any particular tax result.

        9.2    Rights Not Transferable.    Neither Contributions credited to a Participant's Plan Account nor any Purchase Right granted under the Plan may be alienated, including but not limited to sold, transferred, pledged, assigned, or otherwise hypothecated, other than by will or by the laws of descent and distribution, and any attempt to alienate in violation of this Section 9.2 shall be null and void. Purchase Rights are exercisable during a Participant's lifetime, barring a Terminating Event, only by such Participant.

        9.3    Participant Interest.    A Participant shall have no interest as a stockholder, including, without limitation, voting or dividend rights, with respect to shares of Common Stock covered by his or her Purchase Right until such Purchase Right has been exercised in accordance with the Plan and shares of Common Stock delivered in accordance with Section 7.

        9.4    Designation of Beneficiary.    Each Participant may file with the designated broker managing the Plan a written designation of a beneficiary, if allowable by the designated broker, who is to receive any shares of Common Stock under the Plan in the event of the Participant's death or permanent disability. Beneficiary designations cannot be made for any cash held in the Participant's Plan Account. Any cash held in the Participant's Plan Account at the time of the Participant's death or permanent disability shall be paid in accordance with Applicable Laws. No beneficiary shall, prior to the death of a Participant by whom the beneficiary has been designated, acquire any interest in the shares held on the Participant's behalf by the designated broker.

        9.5    Adjustments Due to Change in Capitalization.    In the event of any corporate event or transaction (including a change in the shares of Common Stock or the capitalization of the Company), such as a reclassification, recapitalization, merger, consolidation, reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), issuance of warrants or rights, dividend or other distribution (whether in the form of cash, stock or other property), stock split or reverse stock split, spin-off, split-up, combination or exchange of shares, repurchase of shares, or other like change in corporate structure, partial or complete liquidation of the Company or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, (i) the Board shall determine the kind of shares which may be acquired under the Plan after such event, and (ii) the aggregate number of shares of Common Stock available for grant under Section 5.1 or subject to outstanding Purchase Rights, the maximum number of shares of Common Stock that a Participant may purchase during a Purchase Period and the respective Purchase Price per share applicable to outstanding Purchase Rights shall be appropriately adjusted by the Board as necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, and the determination of the Board shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Purchase Right.

        9.6    Change of Control.    In the event the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the state in which the Company is incorporated, a merger or consolidation with a wholly-owned Subsidiary, or any other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings, regardless of whether the Company is the surviving corporation) or in the event the Company is liquidated, then all outstanding Purchase Rights under the Plan shall automatically be exercised immediately prior to the consummation of such sale, merger, reorganization or liquidation (deemed the end of the Purchase Period in such case) by causing all amounts credited to each Participant's Plan Account to be applied to purchase as many shares of Common Stock as possible pursuant to the Participant's Purchase Right at the Purchase Price, subject to the limitations of Sections 4.2, 5.1 and 5.2.

        9.7    Amendment or Termination of the Plan.    The Board may, at any time, amend, modify, suspend, or terminate the Plan, in whole or in part, without notice to or the consent of any Participant or Employee to the extent permissible under Applicable Law; provided, however, that any such amendment which would (i) increase the number of shares available for issuance under the Plan, (ii) lower the minimum Purchase Price under the Plan, (iii) change the individual Purchase Right limits, (iv) change the class of employees eligible to participate in the Plan, or (v) require stockholder action under any Applicable Law, regulation or rule, shall be subject to the approval of the Company's stockholders, but in each of (i) through (iv) above, only to the extent such stockholder action is required by Applicable Law, regulation or rule; provided, however, that the Board shall have discretionary authority to designate, from time to time, without approval of the Company's stockholders, those Subsidiaries that shall constitute an Employer, the employees of which are eligible to participate in the Plan. No amendment, modification, or termination of the Plan shall materially adversely affect the previously accrued rights of any Participant or Employee under the Plan with respect to any Purchase Period then in progress or previously completed without the consent of such Participant or Employee, except that upon a termination of the Plan any Purchase Period then in progress may be accelerated to the termination date and any unexercised Purchase Rights may be cancelled or exercised, in the Board's discretion. Upon termination of the Plan, all cash, if any, in the Participants' Plan Accounts shall be distributed to each Participant pursuant to Section 8 as soon as practicable thereafter. The Board may at any time terminate a Purchase Period then in progress and provide, in its discretion, that Participants' then outstanding Plan Account cash balances shall be used to purchase shares of Common Stock pursuant to Section 5 or distributed to the applicable Participants pursuant to Section 8. Without stockholder consent and without limiting the foregoing, the Board will be entitled to establish the exchange rate applicable to amounts withheld in a currency other than U.S. dollars, permit Contributions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed Contribution elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Board determines in its sole discretion advisable which are consistent with the Plan and Section 423 of the Code.

        9.8    Power to Vary Terms with Respect to Non-U.S. Employees or Adopt Sub-Plans.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws or regulations in other countries in which the Company and its Subsidiaries operate or have Participants or to otherwise facilitate administration of the Plan, the Board shall have the power and authority at any time to (i) modify the terms and conditions of the Plan as applicable to individuals outside the United States to comply with applicable foreign laws or regulations, tax policy, accounting principles or customs or to facilitate administration of the Plan; (ii) establish sub-plans and modify administrative procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such sub-plans and/or modifications shall be attached to the Plan as appendices); and (iii) take any action that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or Applicable Laws. To the extent any sub-plans are established, the rules of such sub-plans may take precedence over other provisions of the Plan, with the exception of Section 5.1, but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan. Alternatively and in order to comply with the laws of a foreign jurisdiction, the Board shall have the power, in its discretion, to grant Purchase Rights in an Offering under Section 423 of the Code to citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens of the United States or resident aliens) that provide terms which are less favorable than the terms of Purchase Rights granted under the same Offering to Employees resident in the United States. Notwithstanding the foregoing, the Board may not take any actions hereunder that would violate the Securities Exchange Act of 1934, as amended, the Code, any securities law or governing statute or any other Applicable Law or cause the Plan not to comply with Section 423 of the Code.

        9.9    No Constraint on Corporate Action.    Nothing contained in the Plan shall be construed to prevent the Company, any Subsidiary or any other affiliate, from taking any corporate action (including, but not limited to, the Company's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets) which is deemed by it to be appropriate, or in its best interest, whether or not such action would have an adverse effect on the Plan, or any Purchase Rights granted under the Plan. No Participant, Employee, beneficiary, or other person, shall have any claim against the Company, any Subsidiary, or any of its other affiliates, as a result of any such action.

        9.10 Conditions Upon Issuance of Shares.

          (a)   The granting of Purchase Rights and the issuance of shares of Common Stock under the Plan shall be subject to all Applicable Laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

          (b)   If at any time the Board shall determine, in its discretion, that the listing, registration and/or qualification of shares of Common Stock upon any securities exchange or under any Applicable Laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of such shares hereunder, the Company shall have no obligation to allow the grant, exercise or payment of any Purchase Right, or to issue or deliver evidence of title for shares issued under the Plan, in whole or in part, unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

          (c)   If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to a Purchase Right is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Subsidiary under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Purchase Rights, and the right to exercise or payment of any Purchase Right shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Subsidiary.

          (d)   The Board may require each person receiving shares of Common Stock in connection with any Purchase Right to represent and agree with the Company in writing that such person is acquiring such shares for investment without a view to the distribution thereof, and/or provide such other representations and agreements as the Board may prescribe. The Board, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares of Common Stock purchasable or otherwise receivable by any person under any Purchase Right as it deems appropriate.

        9.11    Participants Deemed to Accept Plan.    By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board in any case in accordance with the terms and conditions of the Plan.

        9.12    Rights of Participants.

          (a)    Rights or Claims.    No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and any applicable agreement, offering document or sub-plan thereunder. The liability of the Company and any Subsidiary under the Plan is limited to the obligations expressly set forth in the Plan, and no term or provision of the Plan may be construed to impose any further or additional duties, obligations, or costs on the Company, any Subsidiary or any other affiliate thereof or the Board not expressly set forth in the Plan. The grant of a Purchase Right under the Plan shall not confer any rights upon the Employee holding such Purchase Right other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Purchase Right, or to all Purchase Rights, or as are expressly set forth in any applicable agreement, offering document or sub-plan evidencing such Purchase Right. Without limiting the generality of the foregoing, neither the existence of the Plan nor anything contained in the Plan or in any agreement, offering document or sub-plan thereunder shall be deemed to:

              (i)  Give any Employee the right to be retained in the service of the Employer, whether in any particular position, at any particular rate of compensation, for any particular period of time or otherwise;

             (ii)  Restrict in any way the right of the Employer to terminate, change or modify any Employee's employment at any time with or without cause, subject to Applicable Law;

            (iii)  Constitute a contract of employment between the Employer and any Employee, nor shall it constitute a right to remain in the employ of the Employer;

            (iv)  Give any Employee the right to receive any bonus, whether payable in cash or in shares of Common Stock, or in any combination thereof, from the Company and/or a Subsidiary, nor be construed as limiting in any way the right of the Company and/or a Subsidiary to determine, in its sole discretion, whether or not it shall pay any Employee bonuses, and, if so paid, the amount thereof and the manner of such payment; or

             (v)  Give any Employee any rights whatsoever with respect to a Purchase Right except as specifically provided in the Plan and any applicable agreement, offering document or sub-plan thereunder, or give any Employee any right to receive any additional current or future Purchase Right (or any payment or benefit based on the value of a Purchase Right) under the Plan or otherwise, whether on the basis of employment or termination thereof.

          (b)    Exercise Rights.    Notwithstanding any other provision of the Plan, an Employee's right or entitlement to exercise any Purchase Right shall only result from continued employment with the Employer.

          (c)    No Effects on Benefits.    Compensation received by a Participant under a Purchase Right is not part of such Participant's normal or expected compensation or salary for any purpose, including calculating termination, indemnity, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments under any laws, plans, policies, programs, contracts, arrangements or otherwise. No claim or entitlement to compensation or damages arises from the termination of the Plan or diminution in value of any Purchase Right or shares of Common Stock purchased or otherwise received under the Plan.

          (d)    No Effect on Other Plans.    Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Subsidiary, or prevent or limit the right of the Company or any Subsidiary to establish any other forms of incentives or compensation for their employees or grant or assume Purchase Rights or other rights otherwise than under the Plan.

        9.13    Term of Plan.    Following adoption of the Plan by the Board, the Plan shall become effective on the date on which the Plan is approved by the stockholders of the Company who are present and represented at a special or annual meeting of stockholders where a quorum is present, which approval occurs not earlier than one (1) year before, and not later than one (1) year after, the date the Plan is adopted by the Board. The Plan shall terminate on the earlier of (i) the termination of the Plan pursuant to Section 9.7, and (ii) when no more shares are available for issuance pursuant to Purchase Rights under the Plan.

        9.14.    Section 409A of the Code.    The Plan is designed to qualify as an employee stock purchase plan under Section 423 of the Code with respect to United States taxpayers (although the Company makes no undertaking or representation to achieve or maintain such qualification), and if the Plan so qualifies, the Plan is exempt from the application of Section 409A of the Code and any ambiguities herein will be interpreted to so be exempt from Section 409A of the Code. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Board determines that a Purchase Right granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause a Purchase Right under the Plan to be subject to Section 409A of the Code, the Board may amend the terms of the Plan and/or of an outstanding Purchase Right granted under the Plan, or take such other action the Board determines is necessary or appropriate, in each case, without the Participant's consent, to exempt any outstanding Purchase Right or future Purchase Right that may be granted under the Plan from or to allow any such Purchase Rights to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Board would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the Purchase Right under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Board with respect thereto. The Company makes no representation that the Purchase Right under the Plan is compliant with Section 409A of the Code.

        9.15    Governing Law.    Except as to matters concerning the issuance of shares of Common Stock or other matters of corporate governance, which shall be determined, and related Plan and Purchase Right provisions, which shall be construed, under the laws of the State of Delaware, the Plan and each offering document shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related agreement.

        9.16    Administration Costs.    The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing shares of Common Stock pursuant to Purchase Rights granted hereunder.

        9.17    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        9.18    Construction; Headings.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. The words "Section" and "paragraph" herein shall refer to provisions of the Plan, unless expressly indicated otherwise. The words "include," "includes," and "including" herein shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of similar import, unless the context otherwise requires. The headings and captions appearing herein are inserted only as a matter of convenience. They do not define, limit, construe, or describe the scope or intent of the provisions of the Plan.

*  *  *  *  *

APPENDIX B

VANTIV, INC.
ANNUAL INCENTIVE COMPENSATION PLAN

I.    Purposes

        The purposes of the Vantiv, Inc. Annual Incentive Compensation Plan are to retain and motivate the officers and other employees of the Company and its subsidiaries who have been designated by the Committee to participate in the Plan for a specified Performance Period by providing them with the opportunity to earn incentive payments based upon the extent to which specified performance goals have been achieved or exceeded for the Performance Period. It is intended that all amounts payable to Participants who are "covered employees" within the meaning of Section 162(m) of the Code will constitute "qualified performance-based compensation" within the meaning of U.S. Treasury regulations promulgated thereunder, and the Plan and the terms of any Awards hereunder shall be so interpreted and construed to the maximum extent possible. Capitalized terms used herein have the definitions given them in Section II.

II.    Definitions

        "Annual Base Salary" shall mean for any Participant an amount equal to the rate of annual base salary in effect or approved by the Committee or other authorized person at the time or immediately before performance goals are established for a Performance Period, including any base salary that otherwise would be payable to the Participant during the Performance Period but for his or her election to defer receipt thereof.

        "Applicable Period" shall mean, with respect to any Performance Period, a period commencing on or before the first day of the Performance Period and ending not later than the earlier of (a) the 90th day after the commencement of the Performance Period and (b) the date on which twenty-five percent (25%) of the Performance Period has been completed. Any action required to be taken within an Applicable Period may be taken at a later date if permissible under Section 162(m) of the Code or U.S. Treasury regulations promulgated thereunder.

        "Award" shall mean an award to which a Participant may be entitled under the Plan if the performance goals for a Performance Period are satisfied. An Award may be expressed as a fixed cash amount or pursuant to a formula that is consistent with the provisions of the Plan.

        "Board" shall mean the Board of Directors of the Company.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Committee" shall mean the Compensation Committee of the Board, or such other committee designated by the Board which consists solely of two or more members of the Board, each of whom is an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee" director within the meaning of Rule 16b-3 of the Exchange Act.

        "Company" shall mean Vantiv, Inc., a Delaware corporation, and any successor thereto.

        "Equity Plan" shall mean the Company's 2012 Equity Incentive Plan (as amended) or any successor equity plan.

        "Exchange Act" shall mean the Securities Exchange Act of 1934.

        "Participant" shall mean an officer or other key employee of the Company or any of its subsidiaries who is designated by the Committee to participate in the Plan for a Performance Period, in accordance with Article III.

        "Performance Period" shall mean any period for which performance goals are established pursuant to Article IV. A Performance Period may be coincident with one or more fiscal years of the Company or a portion of any fiscal year of the Company.

        "Plan" shall mean this Annual Incentive Compensation Plan, as it may be amended from time to time.

III.    Administration

        3.1.    General.    The Plan shall be administered by the Committee, which shall have the full power and authority to interpret, construe and administer the Plan and Awards granted hereunder (including in each case reconciling any inconsistencies, correcting any defaults and addressing any omissions). The Committee's interpretation, construction and administration of the Plan and all its determinations hereunder shall be final, conclusive and binding on all persons for all purposes.

        3.2.    Powers and Responsibilities.    The Committee shall have the following discretionary powers, rights and responsibilities in addition to those described in Section 3.1.

  (a)
  to designate within the Applicable Period the Participants for a Performance Period;

  (b)
  to establish within the Applicable Period the performance goals and targets and other terms and conditions that are to apply to each Participant's Award;

  (c)
  to certify in writing prior to the payment with respect to any Award that the performance goals for a Performance Period and other material terms applicable to the Award have been satisfied;

  (d)
  subject to Section 409A of the Code, to determine whether, and under what circumstances and subject to what terms, an Award is to be paid on a deferred basis, including whether such a deferred payment shall be made solely at the Committee's discretion or whether a Participant may elect deferred payment; and

  (e)
  to adopt, revise, suspend, waive or repeal, when and as appropriate, in its sole and absolute discretion, such administrative rules, guidelines and procedures for the Plan as it deems necessary or advisable to implement the terms and conditions of the Plan.

        3.3.    Delegation of Power.    The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that with respect to any person subject to the reporting requirements of Section 16 of the Exchange Act or who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the applicable Performance Period or during any period in which an Award may be paid following a Performance Period, only the Committee shall be permitted to (a) designate such person to participate in the Plan for such Performance Period, (b) establish performance goals and Awards for such person, (c) certify the achievement of such performance goals, or (d) determine the circumstances and terms under which an Award will be paid on a deferred basis.

IV.    Performance Goals

        The Committee shall establish within the Applicable Period of each Performance Period one or more objective performance goals (the outcome of which, when established, shall be substantially uncertain) for each Participant or for any group of Participants (or both). To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder, performance goals shall be based exclusively on one or more of the following objective corporate-wide or subsidiary, division, operating unit or individual measures: net sales; net revenue; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income or loss (before or after taxes); return on equity; total shareholder return;

return on assets or net assets; appreciation in and/or maintenance of share price; market share; gross profits; earnings or loss (including earnings or loss before interest and/or taxes, or earnings before interest, taxes, depreciation and/or amortization, including, in each case, subject to specified adjustments); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; gross margin; cash margin; year-end cash; debt reduction; shareholder equity; operating efficiencies; market share; customer satisfaction; customer growth; employee satisfaction; research and development achievements; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections; financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the company's equity or debt securities; factoring transactions; sales or licenses of the company's assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); and implementation, completion or attainment of measurable objectives with respect to research, development, commercialization, products or projects, production volume levels, acquisitions and divestitures; factoring transactions; and recruiting and maintaining personnel. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m) of the Code, the Committee may provide in the case of any Award intended to qualify for such exception that one or more of the foregoing performance measures applicable to such award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, unusual or infrequent events, realized investment gains or losses, acquisitions or dispositions, asset write downs, litigation or claim judgments or settlements, discontinued operations, business interruption events, reserve changes, catastrophes, tax law or accounting changes and restructuring expenses) occurring during the Performance Period that affect the applicable performance goal or goals; accordingly, performance measures based on or more financial metrics may be established on a GAAP or adjusted GAAP basis. Performance measures may be established on an absolute or relative basis and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments. Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices.

        With respect to Participants who are "covered employees" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, are likely to be covered employees at any time during the applicable Performance Period or during any period in which an Award may be paid following the Performance Period, the performance goals shall be set by the Compensation Committee within the Applicable Period, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

        With respect to Participants who are not "covered employees" within the meaning of Section 162(m) of the Code and who, in the Committee's judgment, are not likely to be covered employees at any time during the applicable Performance Period or during any period in which an Award may be paid following a Performance Period, the performance goals established for the Performance Period may consist of any objective or subjective corporate-wide or subsidiary, division, operating unit or individual measures, whether or not listed herein and such performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time.

V.    Terms of Awards

        5.1.    Performance Goals and Targets; Determination of Awards.    At the time one or more performance goals are established for a Performance Period, the Committee also shall establish in writing an Award opportunity for each Participant or group of Participants, which shall be based on the achievement of such specified performance goals. The amount payable to a Participant upon achievement of the applicable performance goals shall be expressed in terms of an objective formula or standard, including a fixed cash amount, the allocation of a bonus pool or a percentage of the Participant's Annual Base Salary. The Committee reserves the discretion to reduce the amount of any payment with respect to any Award that would otherwise be made to any Participant pursuant to the performance goals established in accordance with Article IV, and may exercise such discretion based on the extent to which any other performance goals are achieved, regardless of whether such performance goals are set forth in this Plan or are assessed on an objective or subjective basis. In no event shall the Committee's exercise of discretion to reduce the amount of any payment with respect an Award, increase the amount of any other Award, the amount available under any pool for the payment of any other Award or any other compensation payable to that or any other Participant. With respect to each Award, the Committee may establish terms regarding the circumstances in which a Participant will be entitled to payment notwithstanding the failure to achieve the applicable performance goals or targets (e.g., where the Participant's employment terminates due to death or disability or where a change in control of the Company occurs); provided, however, that with respect to any Participant who is a "covered employee" within the meaning of Section 162(m) of the Code, or who, in the Committee's judgment, is likely to be a covered employee at any time during the applicable Performance Period or during any period in which an Award may be paid following a Performance Period, the Committee shall only establish such terms as would permit an Award payable upon the achievement of the performance goals to satisfy the conditions of Treasury regulation Section 1.162-27(e) or any successor regulation describing the "qualified performance-based compensation."

        5.2.    Payments.    As established by the Committee, payment of Awards shall be made in (i) cash, (ii) Company common stock or stock units under the Equity Plan or (iii) a combination of (i) and (ii), in each case subject to such restrictions as the Committee shall determine; provided, however, that the timing of such payments shall in all instances either (A) satisfy the conditions of an exception from Section 409A of the Code (e.g., the short-term deferrals exception described in Treasury Regulation Section 1.409A-1(b)(4)), or (B) comply with Section 409A of the Code and provided, further, that in the absence of such terms regarding the timing of payments, such payments shall occur no later than the 15th day of the third month of the calendar year following the calendar year in which the Participant's right to payment ceased being subject to a substantial risk of forfeiture.

        5.3.    Maximum Awards.    No Participant shall receive a payment under the Plan with respect to any Performance Period of one year having a value in excess of $5 million; provided, however, that (i) such maximum amount shall be proportionately adjusted with respect to Performance Periods that are less than or greater than one year in duration, and (ii) if there are two or more Performance Periods that coincide during any calendar year, in no event shall the aggregate amount payable to any Participant with respect to all such Performance Periods for such calendar year exceed $10 million.

VI.    General

        6.1.    Effective Date.    The Plan was adopted by the Board on February 10, 2015 and shall become effective upon stockholder approval.

        6.2.    Amendments and Termination.    The Board may amend the Plan as it shall deem advisable, subject to any requirement of shareholder approval required by applicable law, rule or regulation, including Section 162(m) of the Code; provided, however, that no amendment may materially impair the rights of a Participant with respect to an outstanding Performance Period without the consent of the Participant. The Board may terminate the Plan at any time.

        6.3.    Non-Transferability of Awards.    No Award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process, except as permitted by the laws of descent and distribution. Upon any attempt to sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such Award, such Award and all rights thereunder shall immediately become null and void.

        6.4.    Tax Withholding.    The Company shall have the right to withhold from the payment of any award hereunder or require prior to the payment of any amount pursuant to an award, payment by the Participant of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award.

        6.5.    No Right of Participation or Employment.    No person shall have any right to participate in the Plan. Neither the Plan nor any Award made hereunder shall confer upon any person any right to continued employment by the Company or any subsidiary or affiliate of the Company or affect in any manner the right of the Company or any subsidiary or affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

        6.6.    Awards are Subject to Company's Clawback Policy.    All Awards granted under the Plan will be subject to deduction, forfeiture, recoupment or similar requirement in accordance with any clawback or similar policy that may be implemented by the Company from time to time, including such policies that may be implemented after the date an Award is granted, pursuant to the listing standards of any national securities exchange or association on which the Company's securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, or other agreement or arrangement with a Participant.

        6.7.    Governing Law.    The Plan and each award hereunder, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

        6.8.    Other Plans.    Payments pursuant to the Plan shall not be treated as compensation for purposes of any other compensation or benefit plan, program or arrangement of the Company or any of its subsidiaries, unless either (a) such other plan provides that compensation such as payments made pursuant to the Plan are to be considered as compensation thereunder or (b) the Board or the Committee so determines in writing. Neither the adoption of the Plan nor the submission of the Plan to the Company's shareholders for their approval shall be construed as limiting the power of the Board or the Committee to adopt such other incentive arrangements as it may otherwise deem appropriate.

        6.9.    Binding Effect.    The Plan shall be binding upon the Company and its successors and assigns and the Participants and their beneficiaries, personal representatives and heirs. If the Company becomes a party to any merger, consolidation or reorganization, then the Plan shall remain in full force and effect as an obligation of the Company or its successors in interest, unless the Plan is amended or terminated pursuant to Section 6.2.

        6.10.    Unfunded Arrangement.    The Plan shall at all times be entirely unfunded and no provision shall at any time be made with respect to segregating assets of the Company for payment of any benefit hereunder. No Participant shall have any interest in any particular assets of the Company or any of its affiliates by reason of the right to receive a benefit under the Plan and any such Participant shall have only the rights of an unsecured creditor of the Company with respect to any rights under the Plan.

2015 ANNUAL STOCKHOLDERS' MEETING

RESERVATION REQUEST FORM

        If you plan to attend the 2015 Annual Meeting of Stockholders of Vantiv, Inc., please complete the following information and return to Nelson F. Greene, Chief Legal Officer and Secretary, Vantiv, Inc., 8500 Governors Hill Drive, Symmes Township, Ohio 45249.

Your name and address:

Number of shares of Vantiv
common stock you hold:

        If the shares listed above are not registered in your name, identify the name of the registered stockholder below and include evidence that you beneficially own the shares.

Registered
stockholder:
(name of your bank, broker, or other nominee)

THIS IS NOT A PROXY CARD

See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. 0000230388_1 R1.0.0.51160 VANTIV, INC. Annual Meeting April 28, 2015 April 28, 2015 9:00 AM EDT March 03, 2015 The Westin Cincinnati 21 East Fifth Street Cincinnati, Ohio 45202

How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . . . 0000230388_2 R1.0.0.51160 1. Annual report on Form 10K 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 17, 2015 to facilitate timely delivery.

Voting items 0000230388_3 R1.0.0.51160 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Charles Drucker 02 David Mussafer 03 Jeffrey Stiefler 04 Greg Carmichael The Board of Directors recommends you vote FOR the following proposal(s): 2 To approve, on an advisory basis, the compensation of the Company's named executive officers. 3 To approve the Vantiv, Inc. Employee Stock Purchase Plan. 4 To approve the Vantiv, Inc. Annual Incentive Compensation Plan. 5 To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions 0000230388_4 R1.0.0.51160

ANNUAl mEETiNG Of sTOCKHOldERs Of vANTiv, iNC. April 28, 2015 9:00 am The Westin Cincinnati 21 East fifth street Cincinnati, Ohio 45202 NOTiCE Of iNTERNET AvAilABiliTY Of pROXY mATERiAl: The Notice of Annual Meeting, Proxy Statement and Annual Report are available at http://www.astproxyportal.com/ast/17549/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: O Charles Drucker Class A Nominee O David Mussafer Class A Nominee O Jeffrey Stiefler Class A Nominee O Greg Carmichael Class B Nominee 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers. 3. To approve the Vantiv, Inc. Employee Stock Purchase Plan. 4. To approve the Vantiv, Inc. Annual Incentive Compensation Plan. 5. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. if no direction is made, this proxy will be voted fOR All NOmiNEEs in proposal 1 and fOR proposals 2, 3, 4, and 5. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOmiNEEs: THE BOARd Of diRECTORs RECOmmENds A vOTE "fOR" THE ElECTiON Of diRECTORs ANd "fOR" pROpOsAls 2, 3, 4, ANd 5. plEAsE siGN, dATE ANd RETURN pROmpTlY iN THE ENClOsEd ENvElOpE. plEAsE mARK YOUR vOTE iN BlUE OR BlACK iNK As sHOWN HERE x Please detach along perforated line and mail in the envelope provided. ------------------ ---------------- 20433330000000000000 6 042815 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. Holders of Class A stock only vote on Class A nominees Holders of Class B stock only vote on Class B nominees

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 VANTIV, INC. proxy for Annual meeting of stockholders on April 28, 2015 solicited on Behalf of the Board of directors The undersigned hereby appoints Charles Drucker and Nelson Greene, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Vantiv, Inc., to be held on April 28, 2015 at 9:00 a.m., and at any adjournments or postponements thereof. THis pROXY WHEN pROpERlY EXECUTEd Will BE vOTEd As diRECTEd OR, if NO diRECTiON is GivEN, Will BE vOTEd As THE BOARd RECOmmENds. (Continued and to be signed on the reverse side.) 1.1